                                                                  EXECUTION COPY

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                   DEPOSITOR,

                        RESIDENTIAL FUNDING CORPORATION,

                                MASTER SERVICER,

                                       AND

                           JPMORGAN CHASE BANK, N.A.,

                                     TRUSTEE

                         POOLING AND SERVICING AGREEMENT

                          DATED AS OF FEBRUARY 1, 2006

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES

                                 SERIES 2006-SP1

    Section 3.02.   Subservicing Agreements Between Master Servicer and Subservicers; Enforcement

    Section 3.13.   Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;

                                       -i-

                                                    (CONTINUED)
                                                                                                             PAGE

    Section 4.01.   Certificate Account ...................................................................    78
    Section 4.02.   Distributions .........................................................................    79
    Section 4.03.   Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting    84
    Section 4.04.   Distribution of Reports to the Trustee and the Depositor; Advances by the Master
                    Servicer                                                                                   87

    Section 6.02.   Merger or Consolidation of the Depositor or the Master Servicer; Assignment

                                      -ii-

                                                    (CONTINUED)

    Section 9.01.   Termination Upon Purchase by Residential Funding or Liquidation of

                                      -iii-

EXHIBITS

Exhibit A     Form of Class A Certificate
Exhibit B     Form of Class M Certificate
Exhibit C     [Reserved]
Exhibit D     Form of Class SB Certificate
Exhibit E     Form of Class R Certificate
Exhibit F     Form of Custodial Agreement
Exhibit G     Mortgage Loan Schedule
Exhibit H     Form of Request for Release
Exhibit I-1   Form of Transfer Affidavit and Agreement
Exhibit I-2   Form of Transferor Certificate
Exhibit J     Form of Investor Representation Letter
Exhibit K     Form of Transferor Representation Letter
Exhibit L     Text of Amendment to Pooling and Servicing Agreement
              Pursuant to Section 11.01(e) for a Limited Guaranty
Exhibit M     Form of Limited Guaranty
Exhibit N     Form of Lender Certification for Assignment of Mortgage Loan
Exhibit O     Form of Rule 144A Investment Representation
Exhibit P     [Reserved]
Exhibit Q     Form of ERISA Representation Letter (Restricted Class A
              Certificates and Class M Certificates)
Exhibit R-1   Form 10-K Certification
Exhibit R-2   Form 10-K Back-up Certification
Exhibit S     Information to be Provided by the Master Servicer to the
              Rating Agencies Relating to Reportable Modified Mortgage Loans
Exhibit T     [Reserved]
Exhibit U     Yield Maintenance Agreement
Exhibit V     Servicing Criteria

                                      -iv-

      This Pooling and Servicing Agreement, effective as of February 1, 2006, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING
CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and JPMORGAN CHASE BANK, N.A., a banking association organized under the laws of the United States, as trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

      The Depositor intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in eleven Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                     REMIC I

      As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets (exclusive of the Yield Maintenance Agreement and any payments thereunder) subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole Class of "residual interests" in REMIC I for purposes of the
REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the
"Uncertificated REMIC I Pass-Through Rate") and initial Uncertificated Principal
Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular
Interests"). The "latest possible maturity date" (determined for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for the REMIC I
Regular Interests shall be the 360th Distribution Date. The REMIC I Regular
Interests will not be certificated.

                                                  INITIAL UNCERTIFICATED
                       UNCERTIFICATED REMIC I            REMIC I                LATEST POSSIBLE
DESIGNATION              PASS-THROUGH RATE          PRINCIPAL BALANCE            MATURITY DATE
------------           ----------------------     ----------------------        ---------------

    AA                          (1)                  $282,854,344.90            September 2045

    A-1                         (1)                   $1,391,380.00             September 2045

    A-2                         (1)                    $682,350.00              September 2045

    A-3                         (1)                    $138,590.00              September 2045

    M-1                         (1)                    $210,690.00              September 2045

    M-2                         (1)                    $171,730.00              September 2045

    M-3                         (1)                     $89,470.00              September 2045

    M-4                         (1)                     $41,850.00              September 2045

    M-5                         (1)                     $33,190.00              September 2045

    ZZ                          (1)                   $3,013,317.24             September 2045

(1)   Calculated as provided in the definition of Uncertificated REMIC I
      Pass-Through Rate.

                                    REMIC II

      As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II". The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Final Scheduled Distribution Date and initial ratings for each
Class of Certificates comprising the interests representing "regular interests"
in REMIC II. The "latest possible maturity date" (determined for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of
REMIC II Regular Interests shall be the 360th Distribution Date.

                                       2

                                                     AGGREGATE
                                                      INITIAL
                                                    CERTIFICATE
                                                     PRINCIPAL          FINAL SCHEDULED
DESIGNATION         TYPE       PASS-THROUGH RATE      BALANCE          DISTRIBUTION DATE         INITIAL RATINGS
------------    -----------    -----------------    -----------        -----------------    --------------------------
                                                                                            MOODY'S    S&P       FITCH

Class A-1(1)       Senior      Adjustable(2) (3)   $139,138,000         September 2045        Aaa      AAA        AAA

Class A-2(1)       Senior      Adjustable(2) (3)    $68,235,000         September 2045        Aaa      AAA        AAA

Class A-3(1)       Senior      Adjustable(2) (3)    $13,859,000         September 2045        Aaa      AAA        AAA

Class M-1(1)      Mezzanine    Adjustable(2) (3)    $21,069,000         September 2045        Aa2       AA         AA

Class M-2(1)      Mezzanine    Adjustable(2) (3)    $17,173,000         September 2045        A2        A          A

Class M-3(1)      Mezzanine    Adjustable(2) (3)    $8,947,000          September 2045       Baa1      BBB+       BBB+

Class M-4(1)      Mezzanine    Adjustable(2) (3)    $4,185,000          September 2045       Baa2      BBB        BBB

Class M-5(1)      Mezzanine    Adjustable(2) (3)    $3,319,000          September 2045       Baa3      BBB-       BBB-

Class SB
Interest         Subordinate      Variable(4)       $12,701,912               N/A             N/R      N/R        N/R

Class R-I         Residual            N/A               N/A                   N/A             N/R      N/R        N/R

Class R-II        Residual            N/A               N/A                   N/A             N/R      N/R        N/R

(1)   The Class A and Class M Certificates will represent ownership of REMIC II
Regular Interests together with certain rights to payments to be made from amounts received under the Yield Maintenance Agreement which will be treated as an interest rate cap contract, the payments on which will be deemed made for federal income tax purposes outside of REMIC II.

(2)   The REMIC II Regular Interests ownership of which is represented by the
Class A and Class M Certificates, will accrue interest at a per annum rate equal to LIBOR plus the applicable Margin, each subject to payment caps as described in the definition of "Pass-Through Rate" and the provisions for the payment of
Class A Net WAC Cap Shortfall Carry-Forward Amounts, and Class M Net WAC Cap
Shortfall Carry-Forward Amounts herein, which payments will not be part of the entitlement of the REMIC II Regular Interests related to such Certificates.

(3)   The Class A and Class M Certificates will also entitle their holders to certain payments from the Holder of the Class SB Certificates from amounts to which the related REMIC II Regular Interest is entitled and from amounts received under the Yield Maintenance Agreement, which will not be a part of their ownership of the REMIC II Regular Interests.

(4)   The Class SB Certificates will accrue interest as described in the definition of Accrued Certificate Interest. The Class SB Certificates will not accrue interest on their Certificate Principal Balance. The Class SB
Certificates will be comprised of two REMIC II regular interests, a principal only regular interest designated SB PO and an interest only regular interest designated SB-IO, which will be entitled to distributions as set forth herein.
The rights of the Holder of the Class SB Certificates to payments from the Yield
Maintenance Agreement shall be outside and apart from its rights under the REMIC
II Regular Interests SB-IO and SB PO.

      The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $288,626,912. The Mortgage Loans are fixed-rate and adjustable-rate, first and junior lien seasoned mortgage loans having terms to maturity at origination or modification of generally not more than 40 years.

      In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:

                                       3

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01.  Definitions.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Article.

      Accrued Certificate Interest: With respect to each Distribution Date and the Class A, and Class M Certificates, interest accrued during the related
Interest Accrual Period on the Certificate Principal Balance thereof immediately prior to such Distribution Date at the related Pass-Through Rate for that
Distribution Date.

      The amount of Accrued Certificate Interest on each Class of Certificates shall be reduced by the amount of Prepayment Interest Shortfalls on the Mortgage
Loans during the prior calendar month (to the extent not covered by Eligible
Master Servicing Compensation pursuant to Section 3.16) and by the amount of
Relief Act Shortfalls and Deferred Interest Shortfalls on the Mortgage Loans
during the related Due Period, in each case to the extent allocated to that
Class of Certificates pursuant to Section 4.02(g) and Section 4.02(h), respectively. Accrued Certificate Interest for each Class on any Distribution
Date shall be further reduced by the interest portion of Realized Losses allocated to any Class of Certificates pursuant to Section 4.05.

      With respect to each Distribution Date and the Class SB Certificates, interest accrued during the preceding Interest Accrual Period at the related
Pass-Through Rate for that Distribution Date on the Uncertificated Notional
Amount as specified in the definition of Pass-Through Rate, immediately prior to such Distribution Date, reduced by any interest shortfalls with respect to the
Mortgage Loans, including Prepayment Interest Shortfalls to the extent not covered by Eligible Master Servicing Compensation pursuant to Section 3.16 or by the Excess Cash Flow pursuant to clauses (xvi) and (xvii) of Section 4.02(c). In addition, Accrued Certificate Interest with respect to each Distribution Date, as to the Class SB Certificates, shall be reduced by an amount equal to the interest portion of Realized Losses allocated to the Overcollateralization
Amount pursuant to Section 4.05 hereof. Accrued Certificate Interest on the
Class A and Class M Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period. Accrued
Certificate Interest on the Class SB Certificates shall accrue on the basis of a
360 day year consisting of twelve 30 day months.

      Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the related Subservicing Fee Rate.

      Adjustment Date: With respect to each adjustable-rate Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

      Advance: With respect to any Mortgage Loan, any advance made by the Master
Servicer, pursuant to Section 4.04.

                                        4

      Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and
"controlled" have meanings correlative to the foregoing.

      Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

      Amount Held for Future Distribution: With respect to any Distribution
Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation
Proceeds, Subsequent Recoveries, REO Proceeds, Insurance Proceeds, Principal
Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04,
4.07 or 4.08 and Mortgage Loan substitutions made pursuant to Section 2.03 or
2.04 received or made in the month of such Distribution Date (other than such
Liquidation Proceeds, Insurance Proceeds, REO Proceeds, Subsequent Recoveries
and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii)
payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due
Period.

      Appraised Value: With respect to any Mortgaged Property, one of the following: (i) the lesser of (a) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related
Mortgage Loan, and (b) the sales price of the Mortgaged Property at such time of origination, (ii) in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan, one of (1) the appraised value based upon the appraisal made at the time of origination of the loan which was refinanced or modified,
(2) the appraised value determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged Property, or
(iii) with respect to the Mortgage Loans for which a broker's price opinion was obtained, the value contained in such opinion.

      Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of
Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering
Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

      Assignment Agreement: The Assignment and Assumption Agreement, dated the
Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

      Available Distribution Amount: With respect to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with

                                        5

the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any
Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Mortgage Loans, (iii) any amount deposited in the Certificate
Account on the related Certificate Account Deposit Date pursuant to Section
3.12(a) in respect of the Mortgage Loans, (iv) any amount that the Master
Servicer is not permitted to withdraw from the Custodial Account pursuant to
Section 3.16(e) in respect of the Mortgage Loans and (v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 4.08 and any amounts deposited in the Custodial Account pursuant to Section 9.01, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of: (w) any payments or collections consisting of prepayment charges on the
Mortgage Loans that were received during the related Prepayment Period, (x) the
Amount Held for Future Distribution and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

      Balloon Loan: Each of the Mortgage Loans having an original term to maturity that is shorter than the related amortization term.

      Balloon Payment: With respect to any Balloon Loan, the related Monthly
Payment payable on the stated maturity date of such Balloon Loan.

      Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

      Book-Entry Certificate: Any Certificate registered in the name of the
Depository or its nominee.

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of California, New York, Minnesota
or Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

      Call Rights:  As defined in Section 9.01(e).

      Calendar Quarter: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June
30, July 1 though September 30, and October 1 through December 31

      Capitalization Reimbursement Amount: With respect to any Distribution
Date, the amount of unreimbursed Advances or Servicing Advances that were added to the Stated Principal Balance of the related Mortgage Loans during the preceding calendar month and reimbursed to the Master Servicer or Subservicer pursuant to Section 3.10(a)(vii) on or prior to such Distribution Date plus the
Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

      Capitalization Reimbursement Shortfall Amount: As to any Distribution
Date, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans during the preceding calendar month exceeds the amount of principal payments on the
Mortgage Loans included in the Available Distribution Amount for such
Distribution Date.

                                        6

      Cash Liquidation: With respect to any defaulted Mortgage Loan other than a
Mortgage Loan as to which an REO Acquisition occurred, a determination by the
Master Servicer that it has received all Insurance Proceeds, Liquidation
Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

      Certificate: Any Class A Certificate, Class M Certificate, Class SB
Certificate or Class R Certificate.

      Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "JPMorgan Chase Bank, N.A. as trustee, in trust for the registered holders of Residential Asset Mortgage
Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series
2006-SP1" and which account shall be held for the benefit of the
Certificateholders and which must be an Eligible Account.

      Certificate Account Deposit Date: With respect to any Distribution Date, the Business Day prior thereto.

      Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R
Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R
Certificate, registered in the name of the Depositor, the Master Servicer or any
Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

      Certificate Principal Balance: With respect to any Class A or Class M
Certificate, on any date of determination, an amount equal to (i) the Initial
Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate)
and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(c) and (y) the aggregate of all reductions in Certificate Principal
Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate)
pursuant to Section 4.05, provided, that with respect to any Distribution Date, the Certificate Principal Balance of each class of Class A and Class M
Certificates to which a Realized Loss was previously allocated and remains unreimbursed will be increased,

                                        7

sequentially, as follows: first, the Class A Certificates on a pro rata basis, then the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates,
in that order, to the extent of Realized Losses previously allocated thereto and remaining unreimbursed, but only to the extent of Subsequent Recoveries received during the previous calendar month and available for distribution pursuant to
Section 4.02(c)(xiii). With respect to each Class SB Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such
Certificate times an amount equal to the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of the Class A and Class M Certificates
then outstanding. The Class R Certificates will not have a Certificate Principal
Balance.

      Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

      Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

      Class A Certificate: Any one of the Class A-1, Class A-2 or Class A-3
Certificates.

      Class A Interest Distribution Amount: With respect to each Class of Class
A Certificates and any Distribution Date, the aggregate amount of Accrued
Certificate Interest to be distributed to the holders of such Class of Class A
Certificates for such Distribution Date, plus any related Accrued Certificate
Interest thereon remaining unpaid from any prior Distribution Date.

      Class A Margin: With respect to the Class A-1 Certificates, 0.100%% per annum and on any Distribution Date on or after the second Distribution Date after the first possible Optional Termination Date, 0.200% per annum. With respect to the Class A-2 Certificates, initially 0.190% per annum, and on any
Distribution Date on or after the second Distribution Date after the possible
Optional Termination Date, 0.380% per annum. With respect to the Class A-3
Certificates, initially 0.320% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Optional Termination
Date, 0.640% per annum.

      Class A Net WAC Cap Shortfall: With respect to each Class of the Class A
Certificates and any Distribution Date for which the Pass-Through Rate for any such Class of Class A Certificates is equal to the Net WAC Cap Rate, the excess, if any, of (x) Accrued Certificate Interest on that Class of Certificates on such Distribution Date, calculated at a rate equal to the lesser of (a) LIBOR plus the related Class A Margin, as calculated for such Distribution Date, and
(b) the Maximum Mortgage Loan Rate, over (y) Accrued Certificate Interest on such Class of Class A Certificates for such Distribution Date calculated at the
Net WAC Cap Rate.

      Class A Net WAC Cap Shortfall Carry-Forward Amount: With respect to each
Class of Class A Certificates and any Distribution Date, the sum of (a) the
aggregate amount of Class A Net WAC Cap Shortfall for such Class on such
Distribution Date plus (b) any Class A Net WAC Cap Shortfall Carry-Forward
Amount for such Class remaining unpaid from the preceding Distribution Date, plus (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding Interest Accrual Period), to the extent previously unreimbursed by the

                                        8

Excess Cash Flow pursuant to Section 4.02(c)(xviii), at a rate equal to the related Pass-Through Rate.

      Class A Principal Distribution Amount: With respect to any Distribution
Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a
Trigger Event is in effect for that Distribution Date, the Principal
Distribution Amount for that Distribution Date or (ii) on or after the Stepdown
Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

            (i)   the Principal Distribution Amount for that Distribution Date;
      and

            (ii)  the excess, if any, of (A) the aggregate Certificate Principal
      Balance of the Class A Certificates immediately prior to that Distribution
      Date over (B) the lesser of (x) the product of (1) the applicable
      Subordination Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that
      Distribution Date and (y) the excess, if any, of the aggregate Stated
      Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the
      Overcollateralization Floor.

      Class A-1 Certificate: Any one of the Class A-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Class SB and Class R
Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest designated as a
"regular interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive the Class A Net WAC Cap Shortfall Carry-Forward Amount from the
Excess Cash Flow to the extent described herein.

      Class A-2 Certificate: Any one of the Class A-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M, Class SB and Class R
Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest designated as a
"regular interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive the Class A Net WAC Cap Shortfall Carry-Forward Amount from the
Excess Cash Flow to the extent described herein.

      Class A-3 Certificate: Any one of the Class A-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M, Class SB and Class R
Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest designated as a
"regular interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive the Class A Net WAC Cap Shortfall Carry-Forward Amount from the
Excess Cash Flow to the extent described herein.

      Class M Certificate: Any one of the Class M-1, Class M-2, Class M-3, Class
M-4, and Class M-5 Certificates.

      Class M Margin: With respect to the Class M-1 Certificates, initially
0.400% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.600% per annum. With respect to the Class M-2 Certificates,

                                        9

initially 0.550% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.825% per annum. With respect to the Class M-3 Certificates, initially 1.250% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Optional Termination Date, 1.875% per annum. With respect to the
Class M-4 Certificates, initially 1.550% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Optional
Termination Date, 2.325% per annum. With respect to the Class M-5 Certificates, initially 1.900% per annum, and on any Distribution Date on or after the second
Distribution Date after the first possible Optional Termination Date, 2.850% per annum.

      Class M Net WAC Cap Shortfall: With respect to each Class of the Class M
Certificates and any Distribution Date for which the Pass-Through Rate for any such Class of Certificates is equal to the Net WAC Cap Rate, the excess, if any, of (x) Accrued Certificate Interest on that Class of Certificates on such
Distribution Date, using the lesser of (a) LIBOR plus the related Class M
Margin, as calculated for such Distribution Date, and (b) the Maximum Mortgage
Loan Rate, over (y) Accrued Certificate Interest on such Class of Class M
Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

      Class M Net WAC Cap Shortfall Carry-Forward Amount: With respect to each
Class of the Class M Certificates and any Distribution Date, the sum of (a) the
aggregate amount of Class M Net WAC Cap Shortfall for each such Class on such
Distribution Date plus (b) any Class M Net WAC Cap Shortfall Carry-Forward
Amount for such Classes remaining unpaid from the preceding Distribution Date, plus (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding Interest Accrual Period), to the extent previously unreimbursed by the Excess Cash Flow pursuant to Section 4.02(c)(xviii), at a rate equal to the related Pass-Through Rate.

      Class M-1 Certificate: Any one of the Class M-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-2, Class M-3, Class M-4,
Class M-5, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing
(i) an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive the Class M Net WAC Cap
Shortfall Carry-Forward Amount from the Excess Cash Flow to the extent described herein.

      Class M-1 Interest Distribution Amount: With respect to the Class M-1
Certificates and any Distribution Date, the aggregate amount of Accrued
Certificate Interest to be distributed to the holders of such Class for such
Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

      Class M-1 Principal Distribution Amount: With respect to any Distribution
Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a
Trigger Event is in effect for that Distribution Date, the remaining Principal
Distribution Amount for that Distribution Date after distribution of the Class A
Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

                                       10

            (i)   the remaining Principal Distribution Amount for that
      Distribution Date after distribution of the Class A Principal Distribution
      Amount; and

            (ii)  the excess, if any, of (A) the sum of (1) the aggregate
      Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the
      Class M-1 Certificates immediately prior to that Distribution Date over
      (B) the lesser of (x) the product of (1) the applicable Subordination
      Percentage and (2) the aggregate Stated Principal Balance of the Mortgage
      Loans after giving effect to distributions to be made on that Distribution
      Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

      Class M-2 Certificate: Any one of the Class M-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-3, Class M-4, Class M-5,
Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i)
an interest designated as a "regular interest" in REMIC II for purposes of the
REMIC Provisions and (ii) the right to receive the Class M Net WAC Cap Shortfall
Carry-Forward Amount from Excess Cash Flow to the extent described herein.

      Class M-2 Interest Distribution Amount: With respect to the Class M-2
Certificates and any Distribution Date, the aggregate amount of Accrued
Certificate Interest to be distributed to the holders of such Class for such
Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

      Class M-2 Principal Distribution Amount: With respect to any Distribution
Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a
Trigger Event is in effect for that Distribution Date, the remaining Principal
Distribution Amount for that Distribution Date after distribution of the Class A
Principal Distribution Amount and the Class M-1 Principal Distribution Amount or
(ii) on or after the Stepdown Date if a Trigger Event is not in effect for that
Distribution Date, the lesser of:

            (i)   the remaining Principal Distribution Amount for that
      Distribution Date after distribution of the Class A Principal Distribution
      Amount and the Class M-1 Principal Distribution Amount; and

            (ii)  the excess, if any, of (A) the sum of (1) the aggregate
      Certificate Principal Balance of the Class A Certificates and Class M-1
      Certificates (after taking into account the payment of the Class A
      Principal Distribution Amount and the Class M-1 Principal Distribution
      Amount for that Distribution Date) and (2) the Certificate Principal
      Balance of the Class M-2 Certificates immediately prior to that
      Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal
      Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the
      Overcollateralization Floor.

                                       11

      Class M-3 Certificate: Any one of the Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-4, Class M-5, Class SB and Class R Certificates with respect to distributions and the allocation of
Realized Losses as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC II for purposes of the REMIC
Provisions and (ii) the right to receive the Class M Net WAC Cap Shortfall
Carry-Forward Amount from Excess Cash Flow to the extent described herein.

      Class M-3 Interest Distribution Amount: With respect to the Class M-3
Certificates and any Distribution Date, the aggregate amount of Accrued
Certificate Interest to be distributed to the holders of such Class for such
Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

      Class M-3 Principal Distribution Amount: With respect to any Distribution
Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a
Trigger Event is in effect for that Distribution Date, the remaining Principal
Distribution Amount for that Distribution Date after distribution of the Class A
Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class
M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

            (i)   the remaining Principal Distribution Amount for that
      Distribution Date after distribution of the Class A, Class M-1 and Class
      M-2 Principal Distribution Amounts; and

            (ii)  the excess, if any, of (A) the sum of (1) the aggregate
      Certificate Principal Balance of the Class A, Class M-1 and Class M-2
      Certificates (after taking into account the payment of the Class A, Class
      M-1 and Class M-2 Principal Distribution Amounts for that Distribution
      Date) and (2) the Certificate Principal Balance of the Class M-3
      Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and
      (y) the excess, if any, of the aggregate Stated Principal Balance of the
      Mortgage Loans after giving effect to distributions to be made on that
      Distribution Date, over the Overcollateralization Floor.

      Class M-4 Certificate: Any one of the Class M-4 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-5, Class SB and Class R
Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest designated as a
"regular interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive the Class M Net WAC Cap Shortfall Carry-Forward Amount from the
Excess Cash Flow to the extent described herein.

      Class M-4 Interest Distribution Amount: With respect to the Class M-4
Certificates and any Distribution Date, the aggregate amount of Accrued
Certificate Interest to be distributed to the holders of such Class for such
Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

                                       12

      Class M-4 Principal Distribution Amount: With respect to any Distribution
Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a
Trigger Event is in effect for that Distribution Date, the remaining Principal
Distribution Amount for that Distribution Date after distribution of the Class A
Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class
M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount or
(ii) on or after the Stepdown Date if a Trigger Event is not in effect for that
Distribution Date, the lesser of:

            (i)   the remaining Principal Distribution Amount for that
      Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and

            (ii)  the excess, if any, of (A) the sum of (1) the aggregate
      Certificate Principal Balance of the Class A, Class M-1, Class M-2 and
      Class M-3 Certificates (after taking into account the payment of the Class
      A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for
      that Distribution Date) and (2) the Certificate Principal Balance of the
      Class M-4 Certificates immediately prior to that Distribution Date over
      (B) the lesser of (x) the product of (1) the applicable Subordination
      Percentage and (2) the aggregate Stated Principal Balance of the Mortgage
      Loans after giving effect to distributions to be made on that Distribution
      Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

      Class M-5 Certificate: Any one of the Class M-5 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class SB and Class R
Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest designated as a
"regular interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive the Class M Net WAC Cap Shortfall Carry-Forward Amount from
Excess Cash Flow to the extent described herein.

      Class M-5 Interest Distribution Amount: With respect to the Class M-5
Certificates and any Distribution Date, the aggregate amount of Accrued
Certificate Interest to be distributed to the holders of such Class for such
Distribution Date, plus any related Accrued Certificate Interest remaining unpaid from any prior Distribution Date.

      Class M-5 Principal Distribution Amount: With respect to any Distribution
Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a
Trigger Event is in effect for that Distribution Date, the remaining Principal
Distribution Amount for that Distribution Date after distribution of the Class A
Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class
M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and
Class M-4 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

            (i)   the remaining Principal Distribution Amount for that
      Distribution Date after distribution of the Class A, Class M-1, Class M-2,
      Class M-3 and Class M-4 Principal Distribution Amounts; and

                                       13

            (ii)  the excess, if any, of (A) the sum of (1) the aggregate
      Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class
      M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal
      Distribution Amounts for that Distribution Date) and (2) the Certificate
      Principal Balance of the Class M-5 Certificates immediately prior to that
      Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal
      Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the
      Overcollateralization Floor.

      Class R Certificate: Collectively, the Class R-I Certificates and Class
R-II Certificates.

      Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit E and evidencing an interest designated as a
"residual interest" in REMIC I for purposes of the REMIC Provisions.

      Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit E and evidencing an interest designated as a
"residual interest" in REMIC II for purposes of the REMIC Provisions.

      Class SB Certificate: Any one of the Class SB Certificates executed by the
Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D, subordinate to the Class A Certificates and Class M
Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing an interest comprised of "regular interests" in REMIC II together with certain rights to payments under the Yield
Maintenance Agreement for purposes of the REMIC Provisions.

      Closing Date: March 9, 2006.

      Code: The Internal Revenue Code of 1986, as amended.

      Commission: The Securities and Exchange Commission.

      Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 4 New York Plaza, 6th Floor, New York, New York 10004,
Attention: Worldwide Securities Services / Global Debt, RAAC Series 2006-SP1.

      Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

      Curtailment: Any Principal Prepayment made by a Mortgagor which is not a
Principal Prepayment in Full.

                                       14

      Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the
Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

      Custodial Agreement: An agreement that may be entered into among the
Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit F hereto.

      Custodian: A custodian appointed pursuant to a Custodial Agreement.

      Cut-off Date: February 1, 2006.

      Cut-off Date Balance: $288,626,912.00.

      Cut-off Date Principal Balance: With respect to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

      Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

      Deferred Interest: With respect to any Neg Am Loan, as of any Due Date, the amount, if any, by which the Mortgage Loan Accrued Interest for such Due
Date exceeds the Monthly Payment for such Due Date and which amount, pursuant to the terms of the Mortgage Note, is added to the Stated Principal Balance of the
Mortgage Loan.

      Deferred Interest Shortfall: With respect to any Class of the Class A and
Class M Certificates and any Distribution Date for which Deferred Interest exists and upon which the Accrued Certificate Interest on the Class A and Class
M Certificates exceeds the Available Distribution Amount on such Distribution
Date, the lesser of (a) such excess and (b) the amount of such Deferred
Interest.

      Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly
Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

      Definitive Certificate: Any definitive, fully registered Certificate.

      Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a
Qualified Substitute Mortgage Loan.

      Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as

                                       15

of the close of business on the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a
Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

      Depositor:  As defined in the preamble hereto.

      Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede &
Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and
a "clearing agency" registered pursuant to the provisions of Section 17A of the
Exchange Act.

      Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Derivative Contract: Any ISDA Master Agreement, together with the related
Schedule and Confirmation, entered into by the Trustee and a Derivative
Counterparty in accordance with Section 4.11.

      Derivative Counterparty: Any counterparty to a Derivative Contract as provided in Section 4.11.

      Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

      Determination Date: With respect to any Distribution Date, the 20th day
(or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

      Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers'
cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A
Disqualified

                                       16

Organization also includes any "electing large partnership," as defined in
Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a
Class R Certificate by such Person may cause any REMIC or any Person having an
Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R
Certificate to such Person. The terms "United States", "State" and
"international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

      Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

      DTC Letter: The Letter of Representations, dated March 9, 2006, between the Trustee, on behalf of the Trust Fund, and the Depository.

      Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

      Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

      Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the
Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted
Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of JPMorgan
Chase Bank, N.A., or (B) an account or accounts maintained in the corporate asset services department of JPMorgan Chase Bank, N.A. as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating
Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account and the Yield Maintenance Deposit Account, a trust account or accounts maintained in the corporate trust division of JPMorgan Chase Bank, N.A. or (v)
an account or accounts of a depository institution acceptable to each Rating
Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

      Eligible Master Servicing Compensation: With respect to any Distribution
Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal
Prepayments in Full or

                                       17

Curtailments during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage
Loans immediately preceding such Distribution Date and (b) the sum of the
Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and amounts payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master
Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi) provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section 7.02(a).

      ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

      Event of Default:  As defined in Section 7.01.

      Excess Cash Flow: With respect to the Mortgage Loans and any Distribution
Date, an amount equal to the sum of (A) the excess of (1) the Available
Distribution Amount for that Distribution Date over (2) the sum of (x) the
Interest Distribution Amount for that Distribution Date and (y) the Principal
Remittance Amount for that Distribution Date, (B) the Overcollateralization
Reduction Amount, if any, for that Distribution Date and (C) any Yield
Maintenance Payment for that Distribution Date.

      Excess Overcollateralization Amount: With respect to any Distribution
Date, the excess, if any, of (a) the Overcollateralization Amount on such
Distribution Date over (b) the Required Overcollateralization Amount for such
Distribution Date.

      Exchange Act:  The Securities Exchange Act of 1934, as amended.

      Fannie Mae: Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage
Association Charter Act, or any successor thereto.

      FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

      FHA:  The Federal Housing Administration, or its successor.

      Final Certification:  As defined in Section 2.02.

      Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

      Final Scheduled Distribution Date: With respect to the Class A, Class M and Class SB Certificates, solely for purposes of the face of the Certificates, the Distribution Date in September 2045. No event of default under this
Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any Class of Class A or Class
M Certificates on or before its Final Scheduled Distribution Date.

      Fitch: Fitch Ratings, Inc., or its successor in interest.

                                       18

      Foreclosure Profits: With respect to any Distribution Date or related
Determination Date and any Mortgage Loan, the excess, if any, of Liquidation
Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or
REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such
Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage
Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

      Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the
Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Gross Margin: With respect to each adjustable rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit
G hereto as the "NOTE MARGIN," which percentage is added to the related Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the
Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

      High Cost Loan: The Mortgage Loans set forth hereto as Exhibit O that are subject to special rules, disclosure requirements and other provisions that were added to the Federal Truth in Lending Act by the Home Ownership and Equity
Protection Act of 1994.

      Independent: When used with respect to any specified Person, means such a
Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the
Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Index: With respect to any adjustable rate Mortgage Loan and as to any
Adjustment Date therefor, the related index as stated in the related Mortgage
Note.

      Initial Certificate Principal Balance: With respect to each Class of
Certificates (other than the Class R Certificates), the Certificate Principal
Balance of such Class of Certificates as of the Closing Date as set forth in the
Preliminary Statement hereto.

      Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the
Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master
Servicer would follow in servicing mortgage loans held for its own account.

                                       19

      Interest Accrual Period: With respect to the Class A and Class M
Certificates, (i) with respect to the Distribution Date in March 2006, the period commencing on the Closing Date and ending on the day preceding the
Distribution Date in March 2006, and (ii) with respect to any Distribution Date after the Distribution Date in March 2006, the period commencing on the
Distribution Date in the month immediately preceding the month in which such
Distribution Date occurs and ending on the day preceding such Distribution Date.
With respect to the Class SB Certificates and any Distribution Date, the prior calendar month.

      Interest Distribution Amount: The sum of the Class A, Class M-1, Class
M-2, Class M-3, Class M-4 and Class M-5 Interest Distribution Amounts.

      Interim Certification: As defined in Section 2.02.

      Interested Person: As of any date of determination, the Depositor, the
Master Servicer, the Trustee, any Mortgagor, any Manager of a Mortgaged
Property, or any Person known to a Responsible Officer of the Trustee to be an
Affiliate of any of them.

      Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as
Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous
Due Period and not previously recovered.

      LIBOR: With respect to any Distribution Date, the arithmetic mean of the
London interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

      LIBOR Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in London, England are required or authorized to by law to be closed.

      LIBOR Rate Adjustment Date: With respect to each Distribution Date, the second LIBOR Business Day immediately preceding the commencement of the related
Interest Accrual Period.

      Limited Repurchase Right Holder: RFC Asset Holdings II, Inc., or its
successor.

      Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged
Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent
Recoveries.

      Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination (plus, in the case of a junior lien Mortgage Loan, the principal balance of the Senior Mortgage Loan on the Related Mortgaged Property) and the denominator of which is the Appraised
Value of the related Mortgaged Property.

                                       20

      Marker Rate: With respect to the Class SB Certificates or the REMIC II
Regular Interest SB-IO and any Distribution Date, a per annum rate equal to two
(2) multiplied by the weighted average of the Uncertificated REMIC I
Pass-Through Rates for each REMIC I Regular Interest (other than the REMIC I
Regular Interest AA) with the rates on each such REMIC I Regular Interest (other than REMIC I Regular Interest ZZ) subject to a cap equal to the Pass-Through
Rate for the corresponding Class for such REMIC I Regular Interest, and the rate on REMIC I Regular Interest ZZ subject to a cap of zero, in each case for purposes of this calculation.

      Maturity Date: With respect to each Class of Certificates representing ownership of regular interest or Uncertificated Regular Interests issued by each of REMIC I and REMIC II the latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the
Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular interest, the Distribution Date in September, 2045, which is the
Distribution Date occurring in the month following the last scheduled monthly payment of the Mortgage Loans.

      Maximum Mortgage Loan Rate: With respect to the Class A and Class M
Certificates and any Interest Accrual Period, 14.00% per annum.

      Maximum Mortgage Rate: With respect to any adjustable rate Mortgage Loan, the rate indicated in Exhibit G hereto as the "NOTE CEILING," which rate is the maximum interest rate that may be applicable to such adjustable rate Mortgage
Loan at any time during the life of such Mortgage Loan.

      Maximum Net Mortgage Rate: With respect to any adjustable rate Mortgage
Loan and any date of determination, the Maximum Mortgage Rate minus the sum of
(i) the Subservicing Fee Rate and (ii) the Servicing Fee Rate and, as to any
fixed rate Mortgage Loan and any class of determination, the Net Mortgage Rate thereof.

      MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

      MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

      MIN: The Mortgage Identification Number for Mortgage Loans registered with
MERS on the MERS(R)System.

      Minimum Mortgage Rate: With respect to any adjustable rate Mortgage Loan, the greater of (i) the Note Margin and (ii) the rate indicated in Exhibit G hereto as the "NOTE FLOOR", which rate may be applicable to such adjustable rate
Mortgage Loan at any time during the life of such adjustable rate Mortgage Loan and, as to any fixed rate Mortgage Loan and any date of determination, the Net
Mortgage Rate thereof..

      Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a
Servicing Modification.

                                       21

      Modified Mortgage Rate: With respect to any Mortgage Loan that is the subject of a Servicing Modification, the Mortgage Rate, minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

      Modified Net Mortgage Rate: With respect to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate, minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

      MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage
Loan and its successors and assigns, at the origination thereof.

      Monthly Payment: With respect to any Mortgage Loan (including any REO
Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient
Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

      Moody's: Moody's Investors Service, Inc., or its successor in interest.

      Mortgage: With respect to each Mortgage Note related to a Mortgage Loan, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Loan Accrued Interest: With respect to each Neg Am Loan and each
Due Date, the aggregate amount of interest accrued at the Mortgage Rate in respect of such Mortgage Loan since the preceding Due Date (or in the case of the initial Due Date, since the Cut-off Date) to but not including such Due Date with respect to which the Mortgage Loan Accrued Interest is being calculated in accordance with the terms of such Mortgage Loan, after giving effect to any previous Principal Prepayments, Deficient Valuation or Debt Service Reduction in
respect of such Neg Am Loan.

      Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as
Exhibit G (as amended from time to time to reflect the addition of Qualified
Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan:

            (i)      the Mortgage Loan identifying number ("RFC LOAN #");

            (ii)     [Reserved];

                                       22

            (iii)    the maturity of the Mortgage Note ("MATURITY DATE" or
      "MATURITY DT") for Mortgage Loans and if such Loan is a Balloon Loan, the amortization thereof;

            (iv)     the Mortgage Rate as of origination ("ORIG RATE");

            (v)      the Mortgage Rate as of the Cut-off Date for an adjustable rate Mortgage Loan ("CURR RATE");

            (vi)     the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

            (vii)    the scheduled monthly payment of principal, if any, and
      interest as of the Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I" for
      the adjustable rate Mortgage Loans);

            (viii)   the Cut-off Date Principal Balance ("PRINCIPAL BAL");

            (ix)     the Loan-to-Value Ratio at origination ("LTV");

            (x)      a code "T", "BT" or "CT" under the column "LN FEATURE,"
      indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence);

            (xi)     a code "N" under the column "OCCP CODE", indicating that
      the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

            (xii)    the Maximum Mortgage Rate for the adjustable rate Mortgage
      Loans ("NOTE CEILING");

            (xiii)   the Maximum Net Mortgage Rate for the adjustable rate
      Mortgage Loans ("NET CEILING");

            (xiv)    the Note Margin for the adjustable rate Mortgage Loans
      ("NOTE MARGIN");

            (xv)     the first Adjustment Date after the Cut-off Date for the
      adjustable rate Mortgage Loans ("NXT INT CHG DT");

            (xvi)    the Periodic Cap for the adjustable rate Mortgage Loans
      ("PERIODIC DECR" or "PERIODIC INCR"); and

            (xvii)   (the rounding of the semi-annual or annual adjustment to
      the Mortgage Rate with respect to the adjustable rate Mortgage Loans
      ("NOTE METHOD").

      Such schedules may consist of multiple reports that collectively set forth all of the information required.

                                       23

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the
Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute
Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

      Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

      Mortgage Rate: With respect to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing
Modification. The Mortgage Rate on the adjustable rate Mortgage Loans will adjust on each Adjustment Date to equal the sum (rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent, which are indicated by a "U" on Exhibit G, except in the case of the adjustable rate Mortgage Loans indicated by an "X" on Exhibit G or hereto under the heading "NOTE METHOD"), of the related Index plus the Note Margin, in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum
Mortgage Rate.

      Mortgaged Property: The underlying real property securing a Mortgage Loan.

      Mortgagor: The obligor on a Mortgage Note.

      Neg Am Loan: Any Mortgage Loan providing for negative amortization, as indicated in the Mortgage Loan Schedule.

      Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Mortgage Rate for such Mortgage
Loan as of such date minus the sum of (i) the related Servicing Fee Rate and
(ii) the related Subservicing Fee Rate.

      Net WAC Cap Rate: With respect to any Distribution Date and the Class A
Certificates or Class M Certificates, the product of (A) the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Mortgage Loans using the Net Mortgage Rates in effect for the Monthly
Payments due on such Mortgage Loans during the related Due Period, weighted on the basis of the respective Stated Principal Balances thereof on the first day of the related Due Period and (B) a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period. For federal income tax purposes, however, clause (A) above shall be the equivalent of that which is provided in such clause expressed as a per annum rate equal to the weighted average of the Uncertificated REMIC I Pass-Through Rates on the REMIC I Regular
Interests, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest.

      Net WAC Cap Shortfall: Any Class A Net WAC Cap Shortfall or Class M Net
WAC Cap Shortfall.

      Net WAC Cap Shortfall Carry-Forward Amount: Any Class A Net WAC Cap
Shortfall Carry-Forward Amount, Class M Net WAC Cap Shortfall Carry-Forward
Amount.

                                       24

      Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the
Mortgage Loan Schedule.

      Non-United States Person: Any Person other than a United States Person.

      Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master
Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections,
Insurance Proceeds, Liquidation Proceeds or REO Proceeds. To the extent that any
Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the
Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master
Servicer that it has made a Nonrecoverable Advance shall be evidenced by an
Officer's Certificate delivered to the Depositor, the Trustee and the Master
Servicer setting forth such determination, which shall include any other information or reports obtained by the Master Servicer such as property operating statements, rent rolls, property inspection reports and engineering reports, which may support such determinations. Notwithstanding the above, the
Trustee shall be entitled to rely upon any determination by the Master Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

      Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

      Note Margin: With respect to each adjustable rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit G hereto as the "NOTE MARGIN," which percentage is added to the Index on each
Adjustment Date to determine (subject to rounding in accordance with the related
Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the Minimum
Mortgage Rate) the interest rate to be borne by such adjustable rate Mortgage
Loan until the next Adjustment Date.

      Notional Amount: With respect to the Class SB Certificates or the REMIC II
Regular Interest SB-IO, immediately prior to any Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC I Regular
Interests.

      Officers' Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, Assistant Vice President, Director, Managing
Director, the Treasurer, the Secretary, an Assistant Treasurer or an Assistant
Secretary of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

      Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Depositor or the Master
Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating

                                       25

to the qualification of REMIC I or REMIC II as REMICs or compliance with the
REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

      Optional Termination Date: Any Distribution Date on or after which the
Stated Principal Balance (after giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than 10.00% of the Cut-off
Date Balance.

      Outstanding Mortgage Loan: With respect to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a
Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04, 4.07 or 4.08.

      Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage
Loans before giving effect to distributions of principal to be made on such
Distribution Date over (b) the aggregate Certificate Principal Balance of the
Class A and Class M Certificates as of such date, before taking into account distributions of principal to be made on that Distribution Date.

      Overcollateralization Floor: An amount equal to the product of 0.50% and the Cut-off Date Balance.

      Overcollateralization Increase Amount: With respect to any Distribution
Date, an amount equal to the lesser of (i) the Excess Cash Flow for that
Distribution Date available to make payments pursuant to Section 4.02(c)(xi) and
(ii) the excess, if any, of (x) the Required Overcollateralization Amount for
that Distribution Date over (y) the Overcollateralization Amount for that
Distribution Date.

      Overcollateralization Reduction Amount: With respect to any Distribution
Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on such Distribution
Date, greater than zero, an amount equal to the lesser of (i) the Excess
Overcollateralization Amount for that Distribution Date and (ii) the Principal
Remittance Amount for such Distribution Date.

      Ownership Interest: With respect to any Certificate, any ownership or security interest in such Certificate, including any interest in such
Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Pass-Through Rate: With respect to the Class A Certificates and each
Interest Accrual Period, a per annum rate equal to the least of (i) LIBOR plus the related Class A Margin, (ii) the Maximum Mortgage Loan Rate and (iii) the
Net WAC Cap Rate. With respect to the Class M Certificates and each Interest
Accrual Period, a per annum rate equal to the least of (i) LIBOR plus the related Class M Margin, (ii) the Maximum Mortgage Loan Rate and (iii) the Net
WAC Cap Rate.

      With respect to the Class SB Certificates or the REMIC II Regular Interest
SB-IO, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is (x) the sum, for each REMIC I Regular Interest, of the excess of the Uncertificated REMIC I Pass-Through Rate for such REMIC I Regular
Interest over the Marker Rate, applied to the

                                       26

Uncertificated Notional Amount and the denominator of which is (y) the aggregate
Uncertificated Principal Balance of the REMIC I Regular Interests.

      Paying Agent: JPMorgan Chase Bank, N.A., or any successor Paying Agent appointed by the Trustee.

      Percentage Interest: With respect to any Class A and Class M Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the
Initial Certificate Principal Balance thereof divided by the aggregate Initial
Certificate Principal Balance of all of the Certificates of the same Class. The
Percentage Interest with respect to a Class SB Certificate or Class R
Certificate shall be stated on the face thereof.

      Periodic Cap: With respect to each adjustable rate Mortgage Loan, the periodic rate cap that limits the increase or the decrease of the related
Mortgage Rate on any Adjustment Date pursuant to the terms of the related
Mortgage Note.

      Permitted Investments: One or more of the following:

            (i)   obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

            (ii)  repurchase agreements on obligations specified in clause (i)
      maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers'
      acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United
      States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard &
      Poor's is a Rating Agency;

            (iv)  commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

                                       27

            (v)   a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

            (vi)  other obligations or securities that are acceptable to each
      Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such
      Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and for purposes of this Agreement, any references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of
Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch;
provided, however, that any Permitted Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional conditions: (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral); (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding Certificate Principal Balance of the
Certificates and each investment must not mature beyond 30 days; (iii) the terms of the debt must have a predetermined fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index. Any Permitted Investment may be purchased by or through the Trustee or its Affiliates.

      Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

      Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Pool Stated Principal Balance: With respect to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an
Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

      Prepayment Assumption: With respect to the Class A and Class M
Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which

                                       28

assumes a prepayment rate of 20% HEP with respect to the fixed-rate Mortgage
Loans, and 100% PPV with respect to the adjustable-rate Mortgage Loans.

      Prepayment Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related
Prepayment Period, an amount equal to the excess of one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a
Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the related Net Mortgage Rate (or
Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the
Mortgagor for such Prepayment Period to the date of such Principal Prepayment in
Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage
Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

      Prepayment Period: With respect to any Distribution Date, the calendar month preceding the month of distribution.

      Primary Insurance Policy: Each primary policy of mortgage guaranty insurance as indicated by a numeric code on Exhibit G with the exception of either code "23" or "96" under the column "MI CO CODE".

      Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the excess of (i) the sum of (x) the Available Distribution Amount
for such Distribution Date, plus (y) for inclusion in Excess Cash Flow for purposes of clauses (b)(v) and (b)(vi), the Yield Maintenance Agreement
Principal Distributable Amount for such Distribution Date to the extent set forth in Sections 4.02(c)(x) and 4.02(c)(xi) over (ii) the Interest Distribution
Amount and (b) the sum of:

            (i)      the principal portion of each Monthly Payment received or
      Advanced with respect to the related Due Period on each Outstanding
      Mortgage Loan;

            (ii)     the Stated Principal Balance of any Mortgage Loan
      repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section
      2.02, 2.03, 2.04, 4.07 or 4.08, the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted
      Mortgage Loan pursuant to Section 2.03 or 2.04 during the related
      Prepayment Period and the Stated Principal Balance of Mortgage Loans
      purchased pursuant to Section 9.01 in connection with such Distribution
      Date, if applicable;

            (iii)    the principal portion of all other unscheduled collections, other than Subsequent Recoveries, on the Mortgage Loans (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance
      Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period to the extent applied by the Master Servicer as recoveries of principal of the Mortgage Loans pursuant to Section 3.14;

                                       29

            (iv)     the lesser of (a) Subsequent Recoveries for such
      Distribution Date and (b) the principal portion of any Realized Losses allocated to any Class of Certificates on a prior Distribution Date and remaining unreimbursed;

            (v)      the lesser of (a) Excess Cash Flow for that Distribution
      Date (to the extent not used pursuant to clause (iv) of this definition on such Distribution Date) and (b) the principal portion of any Realized
      Losses incurred (or deemed to have been incurred) on any Mortgage Loans in the calendar month preceding such Distribution Date to the extent covered by Excess Cash Flow for that Distribution Date; and

            (vi)     the lesser of (a) the Excess Cash Flow for such
      Distribution Date (to the extent not used to cover Realized Losses pursuant to clause (iv) and (v) of this definition on such Distribution
      Date) and (b) the Overcollateralization Increase Amount (without giving effect to Section 4.02(c)(xvii)) for such Distribution Date to the extent covered by Excess Cash Flow for that Distribution Date;

      minus

            (vii)    the amount of any Overcollateralization Reduction Amount
      for such Distribution Date;

            (viii)   the amount of any Deferred Interest paid out of principal
      collections on the Mortgage Loans as part of the Class A, Class M-1, Class
      M-2, Class M-3, Class M-4 and Class M-5 Interest Distribution Amounts, as
      applicable, for that Distribution Date; and

            (ix)     the amount of any Capitalization Reimbursement Amount for
      such Distribution Date;

provided, however, that the Principal Distribution Amount on any Distribution
Date shall not be less than zero or greater than the aggregate Certificate
Principal Balance of the Class A and Class M Certificates.

      Principal Prepayment: Any payment of principal or other recovery on a
Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

      Principal Remittance Amount: With respect to any Distribution Date, the sum of the amounts described in clauses (b)(i), (b)(ii) and (b)(iii) of the definition of Principal Distribution Amount for that Distribution Date.

      Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's

                                       30

Servicing Guide and any other subservicing arrangements which Residential
Funding has arranged to accommodate the servicing of the Mortgage Loans.

      Purchase Price: With respect to any Mortgage Loan (or REO Property)
required to be or otherwise purchased on any date pursuant to Section 2.02,
2.03, 2.04, 4.07 or 4.08, an amount equal to the sum of (i) (a) if such Mortgage
Loan (or REO Property) is being purchased pursuant to Sections 2.02, 2.03, 2.04 or 4.07 of this Agreement, 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances or (b) if such Mortgage
Loan (or REO Property) is being purchased pursuant to Section 4.08 of this
Agreement, the greater of (1) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances on such Mortgage Loan
(or REO Property) and (2) the fair market value thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate in the case of a
Modified Mortgage Loan) plus the rate per annum at which the Servicing Fee is calculated, or (b) in the case of a purchase made by the Master Servicer, at the
Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified
Mortgage Loan), in each case on the Stated Principal Balance thereof to, but not including, the first day of the month following the month of purchase from the
Due Date to which interest was last paid by the Mortgagor.

      Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or
FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

      Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by
Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted
Mortgage Loan (the amount of any shortfall to be deposited by Residential
Funding, in the Custodial Account in the month of substitution); (ii) have a
Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the
Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value
Ratio at the time of substitution no higher than that of the Deleted Mortgage
Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted
Mortgage Loan; (v) comply with each representation and warranty set forth in
Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and
(vi) in the case of the adjustable rate Mortgage Loans, (w) have a Mortgage Rate that adjusts with the same frequency and based upon the same Index as that of the Deleted Mortgage Loan, (x) have a Note Margin not less than that of the
Deleted Mortgage Loan; (y) have a Periodic Rate Cap that

                                       31

is equal to that of the Deleted Mortgage Loan; and (z) have a next Adjustment
Date no later than that of the Deleted Mortgage Loan.

      Rating Agency: Moody's, Standard & Poor's and Fitch. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master
Servicer.

      Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or
REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii)
interest (and REO Imputed Interest, if any) at the Net Mortgage Rate (or
Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) from the Due
Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition)
occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property)
outstanding during each Due Period that such interest was not paid or advanced to the extent, with respect to Negative Amortization Loans, such interest does not constitute Deferred Interest that has been added to the principal balance of such Mortgage Loan, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate (or Modified Net
Mortgage Rate in the case of a Modified Mortgage Loan) and to principal of the
Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification,
(a) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute
Servicing Advances that are reimbursable to the Master Servicer or a
Subservicer, and (b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a
Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such
Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.
Notwithstanding the above, neither a Deficient Valuation nor a Debt Service
Reduction shall be deemed a Realized Loss hereunder so long as the Master
Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a
Subservicer, in either case without giving effect to any Debt Service Reduction.

                                       32

      To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any
Distribution Date.

      Realized Losses allocated to the Class SB Certificates shall be allocated first to the REMIC II Regular Interest SB-IO in reduction of the accrued but unpaid interest thereon until such accrued and unpaid interest shall have been reduced to zero and then to the REMIC II Regular Interest SB-PO in reduction of the Principal Balance thereof.

      Record Date: With respect to each Distribution Date and the Class A
Certificates and Class M Certificates which are Book-Entry Certificates, the close of business on the Business Day prior to such Distribution Date.

      With respect to each Distribution Date and the Certificates (other than the Class A and Class M Certificates), the close of business on the last
Business Day of the month next preceding the month in which the related
Distribution Date occurs, except in the case of the first Record Date, which shall be the Closing Date.

      Reference Bank Rate: As defined in Section 1.02.

      Regular Interest: Any one of the regular interests in the Trust Fund.

      Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the
Commission in the adopting release (Asset-Backed Securities, Securities Act
Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      Relief Act: The Servicemembers Civil Relief Act, as amended.

      Relief Act Shortfalls: Interest shortfalls on the Mortgage Loans resulting from the Relief Act or similar legislation or regulations.

      REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

      REMIC Administrator: Residential Funding Corporation. If Residential
Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as successor master servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC
Administrator obligations under this Agreement.

      REMIC I: The segregated pool of assets subject hereto (exclusive of the
Yield Maintenance Agreement and any payments thereunder, which are not assets of any REMIC), constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of: (i) the Mortgage Loans

                                       33

and the related Mortgage Files; (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial
Account or in the Certificate Account and identified as belonging to the Trust
Fund; (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) the hazard insurance policies and Primary Insurance Policies pertaining to the Mortgage Loans, if any; and (v) all proceeds of clauses (i)
through (iv) above.

      REMIC I Regular Interest: Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related Uncertificated REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated
Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the
Preliminary Statement hereto.

      REMIC I Interest Loss Allocation Amount: With respect to any Distribution
Date, an amount equal to (a) the product of (i) the aggregate Uncertificated
Principal Balance of the REMIC I Regular Interests then outstanding and (ii) the
Uncertificated Pass-Through Rate for REMIC I Regular Interest AA minus the
Marker Rate, divided by (b) 12.

      REMIC I Overcollateralized Amount: With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of the
REMIC I Regular Interests minus (ii) the aggregate Uncertificated Principal
Balances of the REMIC I Regular Interests (other than REMIC I Regular Interests
AA and ZZ), in each case as of such date of determination.

      REMIC I Principal Loss Allocation Amount: With respect to any Distribution
Date, an amount equal to the product of (i) the aggregate Stated Principal
Balance of the Mortgage Loans then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the sum of the Uncertificated Principal Balances of REMIC I Regular Interests A-1, A-2, A-3, M-1, M-2, M-3, M-4 and M-5 and the
denominator of which is the sum of the Uncertificated Principal Balances of A-1,
A-2, A-3, M-1, M-2, M-3, M-4, M-5, and ZZ.

      REMIC I Regular Interest AA: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related
Uncertificated Principal Balance, that bears interest at the related
Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

      REMIC I Regular Interest A-1: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related
Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

      REMIC I Regular Interest A-2: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal

                                       34

Balance, that bears interest at the related Uncertificated REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

      REMIC I Regular Interest A-3: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related
Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

      REMIC I Regular Interest M-1: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related
Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

      REMIC I Regular Interest M-2: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related
Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

      REMIC I Regular Interest M-3: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related
Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

      REMIC I Regular Interest M-4: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related
Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

      REMIC I Regular Interest M-5: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related
Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

      REMIC I Regular Interest ZZ: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related
Uncertificated Principal Balance, that bears interest at the related
Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

      REMIC I Regular Interest ZZ Maximum Interest Deferral Amount: With respect to any Distribution Date, the excess of (i) Uncertificated Accrued Interest calculated with the REMIC I Regular Interest ZZ Uncertificated Pass-Through Rate
and an Uncertificated Principal Balance equal to the excess of (x) the
Uncertificated Principal Balance of REMIC I Regular Interest ZZ over (y) the
REMIC I Overcollateralized Amount, in each case for such Distribution Date, over
(ii) the sum of Uncertificated Accrued Interest on REMIC I Regular Interest A-1
through REMIC I Regular Interest M-5, with the rate on each such REMIC I Regular
Interest subject to a cap equal to the Pass-Through Rate for the corresponding
Class for the purpose of this calculation.

                                       35

      REMIC II: The segregated pool of assets described in the Preliminary
Statement.

      REMIC II Regular Interest: Any "regular interest" issued by REMIC II the ownership of which is evidenced by a Class A Certificate, Class M Certificate or the Class SB Certificate.

      REMIC II Regular Interest SB-IO: A separate non-certificated regular interest of REMIC II designated as a REMIC II Regular Interest. REMIC II Regular
Interest SB-IO shall have no entitlement to principal and shall be entitled to distributions of interest subject to the terms and conditions hereof, in an aggregate amount equal to interest distributable with respect to the Class SB
Certificates pursuant to the terms and conditions hereof.

      REMIC II Regular Interest SB-PO: A separate non-certificated regular interest of REMIC II designated as a REMIC II Regular Interest. REMIC II Regular
Interest SB-PO shall have no entitlement to interest and shall be entitled to distributions of principal subject to the terms and conditions hereof, in an aggregate amount equal to principal distributable with respect to the Class SB
Certificates pursuant to the terms and conditions hereof.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through
860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

      REMIC Regular Interests: the REMIC I Regular Interests and REMIC II
Regular Interests.

      REO Acquisition: The acquisition by the Master Servicer on behalf of the
Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

      REO Disposition: With respect to any REO Property, a determination by the
Master Servicer that it has received substantially all Insurance Proceeds,
Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

      REO Imputed Interest: With respect to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage
Rate that would have been applicable to the related Mortgage Loan had it been outstanding net of amounts that would have been Deferred Interest, if any) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

      REO Proceeds: Proceeds, net of expenses, received in respect of any REO
Property (including, without limitation, proceeds from the rental of the related
Mortgaged Property) which proceeds are required to be deposited into the
Custodial Account only upon the related REO Disposition.

                                       36

      REO Property: A Mortgaged Property acquired by the Master Servicer, on behalf of the Trust Fund for the benefit of the Certificateholders pursuant to
Section 3.14, through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such
Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

      Repurchase Event: As defined in the Assignment Agreement.

      Request for Release: A request for release, the form of which is attached as Exhibit H hereto, or an electronic request in a form acceptable to the
Custodian.

      Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this
Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

      Required Overcollateralization Amount: With respect to any Distribution
Date, (a) if such Distribution Date is prior to the Stepdown Date, 4.40% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date, or (b) if such Distribution Date is on or after the related Stepdown Date, the greater of (i) the 8.80% of the then current aggregate Stated Principal Balance of the Mortgage Loans as of the end of the Due Period, or (ii) the
Overcollateralization Floor;. Notwithstanding the foregoing, if a Trigger Event is in effect on any Distribution Date, the Required Overcollateralization Amount
shall equal the Required Overcollateralization Amount on the Distribution Date
immediately preceding the occurrence of the Trigger Event. The Required
Overcollateralization Amount may be reduced with prior written confirmation from each of the Rating Agencies that such reduction will not result in a reduction or withdrawal of the then current rating of any class of the Certificates.

      Residential Funding: Residential Funding Corporation, a Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and not in its capacity as Master Servicer, and any successor thereto.

      Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice
President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee in each case with direct responsibility for the administration of this Agreement.

      RFC Exemption:  As defined in Section 5.02(e)(ii).

      Rule 144A: Rule 144A under the Securities Act of 1933, as in effect from time to time.

                                       37

      Securitization Transaction: Any transaction involving a sale or other transfer of mortgage loans directly or indirectly to an issuing in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

      Senior Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal
Balance of the Class M Certificates and (ii) the Overcollateralization Amount,
in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate Stated Principal Balance of the
Mortgage Loans after giving effect to distributions to be made on that
Distribution Date.

      Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

      Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property
(ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the
Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07 and (v) compliance with the obligations under
Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

      Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of
Regulation AB, as such may be amended from time to time.

      Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

      Servicing Fee Rate: With respect to any Mortgage Loan, the per annum rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" as may be
adjusted with respect to successor Master Servicers as provided in Section 7.02, which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

      Servicing Modification: Any reduction of the interest rate on or the
Stated Principal Balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the Stated Principal Balance of a
Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

                                       38

      Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee on the Closing Date by the Master Servicer, as such list may from time to time be amended.

      Sixty-Plus Delinquency Percentage: With respect to any Distribution Date the fraction, expressed as a percentage, equal to (x) the aggregate Stated
Principal Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including Mortgage
Loans in foreclosure and REO Properties, over (y) the aggregate Stated Principal
Balance of all of the Mortgage Loans immediately preceding that Distribution
Date.

      Standard & Poor's: Standard & Poor's Rating Services, a division of The
McGraw-Hill Companies, Inc. or its successors in interest.

      Startup Date: The day designated as such pursuant to Article X hereof.

      Stated Principal Balance: With respect to any Mortgage Loan or related REO
Property, at any given time, (i) the sum of (a) the Cut-off Date Principal
Balance of the Mortgage Loan, (b) any Deferred Interest added to the principal balance of the Mortgage Loan pursuant to the terms of the Mortgage Note, (c) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period commencing on the first Due Period after the Cut-Off Date and ending with the Due Period related to the most recent
Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or
REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds,
to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 or 4.03 on any previous Distribution Date, and (c) any Realized Loss incurred with respect to such Mortgage Loan allocated to Certificateholders with respect thereto for any previous Distribution Date.

      Stepdown Date The earlier to occur of (i) the Distribution date after which the Certificate Principal Balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (a) the distribution Date occurring in March 2009 and (b) the first Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the
related due period is less than one-half of the aggregate Stated Principal
Balance of the Mortgage Loans as of the Cut-Off Date.

      Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses.

      Subordination Percentage: With respect to the Class A Certificates,
53.30%; with respect to the Class M-1 Certificates, 67.90%; with respect to the
Class M-2 Certificates, 79.80%; with respect to the Class M-3 Certificates,
86.00%; with respect to the Class M-4 Certificates, 88.90%; and with respect to the Class M-5 Certificates, 91.20%.

                                       39

      Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section
2.04) specifically related to a Mortgage Loan that was the subject of a Cash
Liquidation or an REO Disposition prior to the related Prepayment Period and that resulted in a Realized Loss.

      Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

      Subservicer: Any Person with whom the Master Servicer has entered into a
Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

      Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its
Subservicing Fee) pursuant to the Subservicing Agreement.

      Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

      Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage
Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

      Subservicing Fee: With respect to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage
Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate equal to the Subservicing Fee Rate multiplied by the Stated Principal Balance of such
Mortgage Loan as of the related Due Date in the related Due Period.

      Subservicing Fee Rate: The per annum rate designated on the Mortgage Loan
Schedule as the "SUBSERV FEE".

      Tax Returns: The federal income tax return on Internal Revenue Service
Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return,
including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of
REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC due to its classification as a REMIC under the REMIC
Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the
Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                                       40

      Telerate Screen Page 3750:  As defined in Section 1.02.

      Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

      Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

      Transferor: Any Person who is disposing by Transfer of any Ownership
Interest in a Certificate.

      Trigger Event: A Trigger Event is in effect with respect to any
Distribution Date if either (i) with respect to any Distribution Date the three-month average of the related Sixty-Plus Delinquency Percentage, as determined on that distribution date and the immediately preceding two
Distribution Dates, equals or exceeds 44.25% of the Senior Enhancement
Percentage or (ii) the aggregate amount of Realized Losses on the mortgage loans as a percentage of the Cut-off Date Principal Balance exceeds the applicable amount set forth below:

     -------------------------------------------------------------------------
     March 2008 to February          1.50% with respect to March 2008, plus an
     2009........................    additional 1/12th of 1.90% for each month
                                     thereafter.
     -------------------------------------------------------------------------
     March 2009 to February          3.40% with respect to March 2009, plus an
     2010........................    additional 1/12th of 1.95% for each month
                                     thereafter.
     -------------------------------------------------------------------------
     March 2010 to February          5.35% with respect to March 2010, plus an
     2011........................    additional 1/12th of 1.35% for each month
                                     thereafter.
     -------------------------------------------------------------------------
     March 2011 to February          6.70% with respect to March 2011, plus an
     2012........................    additional 1/12th of 0.30% for each month
                                     thereafter.
     -------------------------------------------------------------------------
     March 2012 and thereafter       7.00%
     -------------------------------------------------------------------------

      Transaction Party: As defined in Section 12.02(a).

      Trustee Information: As defined in Section 12.05(a)(i)(A).

      Trust Fund: The segregated pool of assets subject hereto, consisting of:
(i) the Mortgage Loans and the related Mortgage Files; (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund; (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) the hazard insurance policies and Primary
Insurance Policies pertaining to the

                                       41

Mortgage Loans, if any; (v) rights under the Yield Maintenance Agreement and any payments thereunder; and (vi) all proceeds of clauses (i) through (v) above.

      Uncertificated Accrued Interest: With respect to any REMIC I Regular
Interest for any Distribution Date, one month's interest at the related
Uncertificated REMIC I Pass-Through Rate for such Distribution Date, accrued on its Uncertificated Principal Balance immediately prior to such Distribution
Date. Uncertificated Accrued Interest for the REMIC I Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the
REMIC I Regular Interests for any Distribution Date, any Prepayment Interest
Shortfalls and Relief Act Shortfalls (to the extent not covered by Compensating
Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to REMIC I Regular
Interest AA and REMIC I Regular Interest ZZ up to an aggregate amount equal to the REMIC I Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter any remaining Prepayment Interest Shortfalls (to the extent not covered by Eligible Master Servicing Compensation) for any Distribution Date
shall be allocated among REMIC I Regular Interest AA, REMIC I Regular Interest
A-1, REMIC I Regular Interest A-2, REMIC I Regular Interest A-3, REMIC I Regular
Interest M-1, REMIC I Regular Interest M-2, REMIC I Regular Interest M-3, REMIC
I Regular Interest M-1, REMIC I Regular Interest M-4, REMIC I Regular Interest
M-5 and REMIC I Regular Interest ZZ, pro rata based on, and to the extent of,
Uncertificated Accrued Interest, as calculated without application of this sentence.

      Uncertificated Notional Amount: With respect to the REMIC II Regular
Interest SB-IO component of the Class SB Certificates and any Distribution Date,
an amount equal to the aggregate Uncertificated Principal Balance of the REMIC I
Regular Interests for such Distribution Date.

      Uncertificated Principal Balance: As of the Closing Date, the
Uncertificated Principal Balance of each REMIC I Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial
Uncertificated Principal Balance. On each Distribution Date, the Uncertificated
Principal Balance of each REMIC I Regular Interest shall be reduced by all distributions of principal deemed made on such REMIC Regular Interest on such
Distribution Date pursuant to Section 4.02 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized
Losses as provided in Section 4.05, and the Uncertificated Principal Balance of
REMIC I Regular Interest ZZ shall be increased by the related interest deferrals as provided in Section 4.02. The Uncertificated Principal Balance of each REMIC
I Regular Interest shall never be less than zero. With respect to the REMIC II
Regular Interest SB-PO an initial amount equal to the amount set forth in the
Preliminary Statement hereto as its initial Uncertificated Principal Balance. On each Distribution Date, the Uncertificated Principal Balance of each REMIC II
Regular Interest shall be reduced by all distributions of principal deemed made on such REMIC Regular Interest on such Distribution Date pursuant to Section
4.02 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section
4.05.

      Uncertificated REMIC I Pass-Through Rate: With respect to any Distribution
Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans

                                       42

in effect for the scheduled Monthly Payments due on such Mortgage Loans during the related Due Period.

      Uniform Single Attestation Program for Mortgage Bankers: The Uniform
Single Attestation Program for Mortgage Bankers, as published by the Mortgage
Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

      Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

      United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in
Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for
United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section
7701(a)(30)(E) of the Code.

      VA: The Veterans Administration, or its successor.

      Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98.00% of all of the Voting Rights shall be allocated among Holders of the Class A and Class M Certificates in proportion to the outstanding Certificate Principal Balances of their respective
Certificates; 1% of all of the Voting Rights shall be allocated among the
Holders of the Class SB Certificates; 0.50% and 0.50%, of all of the Voting
Rights shall be allocated to each of the Holders of the Class R-I and Class R-II
Certificates, respectively; in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

      Yield Maintenance Agreement: The yield maintenance agreement, effective as of March 9, 2006, between the Yield Maintenance Agreement Provider and the
Trustee, on behalf of the Trust, which agreement provides for Yield Maintenance
Payments and Yield Maintenance Termination Payments to be paid, as provided therein, together with any schedules, confirmations or other agreements relating thereto, attached hereto as Exhibit U.

      Yield Maintenance Agreement Notional Balance: With respect to any
Distribution Date specified below and the Yield Maintenance Agreement, the lesser of (1) the aggregate Certificate Principal Balance of the Class A and
Class M Certificates immediately prior to that Distribution Date and (2) the amount specified below for that Distribution Date:

               DISTRIBUTION DATE            NOTIONAL BALANCE($)
             ----------------------       -----------------------
         March 2006...................         275,925,000
         April 2006...................         275,925,000
         May 2006.....................         273,761,338

                                       43

               DISTRIBUTION DATE            NOTIONAL BALANCE($)
             ----------------------       -----------------------
         June 2006....................         268,871,369
         July 2006....................         263,567,848
         August 2006..................         256,916,984
         September 2006...............         249,502,143
         October 2006.................         242,917,761
         November 2006................         236,217,282
         December 2006................         229,635,257
         January 2007.................         223,238,804
         February 2007................         217,023,501
         March 2007...................         210,984,149
         April 2007...................         205,105,554
         May 2007.....................         199,373,571
         June 2007....................         193,753,282
         July 2007....................         188,052,147
         August 2007..................         182,169,529
         September 2007...............         170,375,045
         October 2007.................         126,390,591
         November 2007................          66,283,802
         December 2007................          49,959,137
         January 2008.................          48,613,080
         February 2008................          47,376,058
         March 2008...................          46,221,940
         April 2008...................          45,116,952
         May 2008.....................          43,921,568
         June 2008....................          42,880,504
         July 2008....................          40,903,972
         August 2008..................          39,112,307
         September 2008...............          37,127,482
         October 2008.................          34,573,235
         November 2008................          32,195,122
         December 2008................          31,189,958
         January 2009.................          30,534,600
         February 2009................          29,893,444
         March 2009...................          29,266,163
         April 2009...................          28,652,435
         May 2009.....................          28,051,950
         June 2009....................          27,464,402
         July 2009....................          26,889,497
         August 2009..................          26,326,944
         September 2009...............          25,776,462
         October 2009.................          25,237,777
         November 2009................          24,710,619
         December 2009................          24,194,729
         January 2010.................          23,689,851
         February 2010................          23,195,737
         March 2010...................          22,712,143
         April 2010...................          22,238,835
         May 2010.....................          21,775,580
         June 2010....................          21,175,475
         July 2010....................          20,737,023
         August 2010..................          19,891,073
         September 2010...............          19,177,004
         October 2010.................          18,585,629
         November 2010................          18,214,798

                                       44

               DISTRIBUTION DATE            NOTIONAL BALANCE($)
             ----------------------       -----------------------
         December 2010................          17,790,636
         January 2011.................          17,421,152
         February 2011................          17,074,330
         March 2011...................          16,734,266
         April 2011...................          16,400,830
         May 2011.....................          16,073,892
         June 2011....................          15,753,328
         July 2011....................          15,439,014
         August 2011..................          15,130,829
         September 2011...............          14,828,654
         October 2011.................          14,532,373
         November 2011................          14,241,872
         December 2011................          13,957,039
         January 2012.................          13,677,766
         February 2012................          13,403,943
         March 2012...................          13,135,466
         April 2012...................          12,872,232
         May 2012.....................          12,599,386

      Yield Maintenance Agreement Provider: The yield maintenance agreement provider under the Yield Maintenance Agreement required to make payments to the
Trustee for payment to the Trust Fund pursuant to the terms of the Yield
Maintenance Agreement, and any successor in interest or assign. Initially, the
Yield Maintenance Agreement Provider shall be Merrill Lynch Capital Services,
Inc.

      Yield Maintenance Agreement Principal Distributable Amount: With respect to any Distribution Date, any Yield Maintenance Payment received by the Trustee, on behalf of the Trust Fund, under the Yield Maintenance Agreement for such
Distribution Date and paid as part of the Principal Distribution Amount for such
Distribution Date in accordance with Sections 4.02(c)(x) and (xi) in accordance with the allocation of Excess Cash Flow described in Section 4.02(f).

      Yield Maintenance Agreement Termination Payment: Upon the designation of an "Early Termination Date" as defined in the Yield Maintenance Agreement, the payment to be made by the Yield Maintenance Agreement Provider to the Trustee
for payment to the Trust Fund pursuant to the terms of the Yield Maintenance
Agreement.

      Yield Maintenance Payment: With respect to each Distribution Date, any payment received by the Trustee, on behalf of the Trust Fund, from the Yield
Maintenance Agreement Provider pursuant to the terms of the Yield Maintenance
Agreement, with respect to such Distribution Date, provided that such payment shall not include any payment received by the Trustee, on behalf of the Trust
Fund, that is a Yield Maintenance Agreement Termination Payment, except as set forth in Section 4.09(e).

      Yield Maintenance Agreement Guaranty: Guaranty of Merriill Lynch & Co.,
Inc. dated as of March 9, 2006 guarantying the obligations of the Yield
Maintenance Agreement Provider under the Yield Maintenance Agreement.

                                       45

      Section 1.02.  Determination of LIBOR.

      LIBOR applicable to the calculation of the Pass-Through Rate on the Class
A and Class M Certificates for any Interest Accrual Period will be determined on each LIBOR Rate Adjustment Date. On each LIBOR Rate Adjustment Date, or if such
LIBOR Rate Adjustment Date is not a Business Day, then on the next succeeding
Business Day, LIBOR shall be established by the Trustee and, as to any Interest
Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 A.M., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Bridge Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the
Trustee after consultation with the Master Servicer), the rate will be the
Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the
Master Servicer) as of 11:00 A.M., London time, on the LIBOR Rate Adjustment
Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A and Class M Certificates then outstanding. The Trustee shall request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of
1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master
Servicer, as of 11:00 A.M., New York City time, on such date for loans in U.S.
Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class
A and Class M Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee, after consultation with the Master
Servicer shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.
The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and
the Master Servicer's subsequent calculation of the Pass-Through Rates applicable to the Class A and Class M Certificates for the relevant Interest
Accrual Period, in the absence of manifest error, will be final and binding.
Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the
Master Servicer with the results of its determination of LIBOR on such date.
Furthermore, the Trustee shall supply to any Certificateholder so requesting by calling the Trustee at 1-800-735-7777 the Pass-Through Rate on the Class A and
Class M Certificates for the current and the immediately preceding Interest
Accrual Period.

                                   ARTICLE II

                                       46

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

      Section 2.01.  Conveyance of Mortgage Loans.

      (a)   The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor in and to (i) the Mortgage Loans, including all interest and principal on or with respect to the Mortgage Loans due on or after the Cut-off Date (other than Monthly Payments due on the Mortgage Loans in the month of the Cut-off Date); and (ii) all proceeds of the foregoing. In addition, on the Closing Date, the Trustee is hereby directed to enter into the Yield
Maintenance Agreement on behalf of the Trust Fund with the Yield Maintenance
Agreement Provider.

            The Depositor, the Master Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust Fund that is either
(i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Security
Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the
New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a "High
Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan
Practices Act effective November 7, 2004 or (iv) a "High-Cost Home Loan" as
defined in the Indiana Home Loan Practices Act effective as of January 1, 2005.

      (b)   In connection with such assignment, and contemporaneously with the delivery of this Agreement, the Depositor delivered or caused to be delivered hereunder to the Trustee, the Yield Maintenance Agreement (the delivery of which shall evidence that the fixed payment for the Yield Maintenance Agreement has been paid and the Trustee and the Trust Fund shall have no further payment obligation thereunder and that such fixed payment has been authorized hereby), and except as set forth in Section 2.01(c) below and subject to Section 2.01(d)
below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the
Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

      (i) with respect to each Mortgage Loan so assigned:

            (i)   The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original
      Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

            (ii)  The original Mortgage, noting the presence of the MIN of the
      Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated
      thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

                                       47

            (iii) Unless the Mortgage Loan is registered on the MERS(R) System, the Assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

            (iv)  The original recorded assignment or assignments of the
      Mortgage showing an unbroken chain of title from the originator to the
      Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is
      registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

            (v)   The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

      The Depositor may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii) , (iv) and (v) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians,
deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future
Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage
Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master
Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

      (c)   Notwithstanding the provisions of Section 2.01(b), in the event that in connection with any Mortgage Loan, if the Depositor cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

      The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(iii) of Section 2.01(b), except (a) in states where, in the Opinion of Counsel acceptable to the Master Servicer, such recording is not required to protect the
Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the
Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns. If any Assignment is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute
Assignment or cure such defect, as the case may be, and cause such

                                       48

Assignment to be recorded in accordance with this paragraph. The Depositor shall promptly deliver or cause to be delivered to the Trustee or the respective
Custodian such Mortgage or Assignment as applicable (or copy thereof as permitted by Section 2.01(b)), with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer or Seller.

      If the Depositor delivers to the Trustee or Custodian any Mortgage Note or
Assignment of Mortgage in blank, the Depositor shall, or shall cause the
Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim
Certification issued by the Custodian, as contemplated by Section 2.02.

      Any of the items set forth in Sections 2.01(b)(I) (ii) , (iii) , (iv) and
(v) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

      In connection with the assignment of any Mortgage Loan registered on the
MERS(R) System, the Depositor further agrees that it will cause, at the
Depositor's own expense, within 30 Business Days after the Closing Date, the
MERS(R) System to indicate that such Mortgage Loans have been assigned by the
Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this
Agreement.

      (d)   It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to
secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or of Residential
Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this
Agreement shall also be deemed to be a security agreement within the meaning of
Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform
Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the
Depositor to the Trustee of a security interest in all of the Depositor's right
(including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (a) the related Mortgage Note and Mortgage and (b) any insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the
Mortgage Loans or the Yield Maintenance Agreement in accordance with the terms thereof and (C) any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter

                                       49

acquired consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the
Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B)
and (C) granted by Residential Funding to the Depositor pursuant to the
Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as they constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be
"possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code as in effect in the States of
New York and Minnesota and any other applicable jurisdiction; and (d)
notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, (as applicable)
the Trustee for the purpose of perfecting such security interest under applicable law.

      The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the
Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the
Mortgage Loans, as evidenced by an Officers' Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential
Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name),
(2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

      Section 2.02.  Acceptance by Trustee.

      The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section
2.01(b)(I)(i) above (except that for purposes of such acknowledgment only, a
Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other

                                       50

documents constituting a part of the Mortgage Files delivered to it, or a
Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of
Certificateholders, to review each Mortgage File delivered to it pursuant to
Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim
Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim
Certification. Upon delivery of the Mortgage Files by the Depositor or the
Master Servicer, the Trustee shall acknowledge receipt (or, with respect to
Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification (the "Final Certification") executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b) above.

      If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, upon receipt of notification from the Custodian as specified in the succeeding sentence, the
Trustee shall promptly so notify or cause the Custodian to notify the Master
Servicer and the Depositor; provided, that if the Mortgage Loan related to such
Mortgage File is listed on Schedule A of the Assignment Agreement, no notification shall be necessary. Pursuant to Section 2.3 of the Custodial
Agreement, the Custodian will notify the Master Servicer, the Depositor and the
Trustee of any such omission or defect found by it in respect of any Mortgage
File held by it in respect of the items received by it pursuant to the Custodial
Agreement. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders, the Master
Servicer shall promptly notify the related Subservicer of such omission or defect and request that such Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer does not correct or cure such omission or defect within such period, that such Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a
"qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that no cure, substitution or repurchase shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment Agreement. The Purchase Price for any such
Mortgage Loan shall be deposited or caused to be deposited by the Master
Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a
Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the
Master Servicer, in each case without recourse, as shall be necessary to vest in the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust
Fund. In furtherance of the foregoing, if the Subservicer or Residential Funding

                                       51

that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the
Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to
Certificateholders or the Trustee on behalf of Certificateholders.

      Section 2.03.  Representations, Warranties and Covenants of the Master
                     Servicer and the Depositor.

      (a)   The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

            (i)      The Master Servicer is a corporation duly organized,
      validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

            (ii)     The execution and delivery of this Agreement by the Master
      Servicer and its performance and compliance with the terms of this
      Agreement will not violate the Master Servicer's Certificate of
      Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

            (iii)    This Agreement, assuming due authorization, execution and
      delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (iv)     The Master Servicer is not in default with respect to any
      order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition
      (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                                       52

            (v)      No litigation is pending or, to the best of the Master
      Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

            (vi)     The Master Servicer shall comply in all material respects
      in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

            (vii)    No information, certificate of an officer, statement
      furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

            (viii)   The Master Servicer has examined each existing, and will
      examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section
      3.02; and

            (ix)     The Master Servicer is a member of MERS in good standing,
      and will comply in all material respects with the rules and procedures of
      MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

      It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage
Files to the Trustee or any Custodian. Upon discovery by either the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage
Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement).
Within 90 days of its discovery or its receipt of notice of such breach, the
Master Servicer shall either (i) cure such breach in all material respects or
(ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the
Purchase Price and in the manner set forth in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

      (b)   The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified): (i) the information set forth in
Exhibit G hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished; (ii) immediately prior to the

                                       53

conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the
Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and (iii) each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section
1.860G-2(a)(1).

      It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage
Files to the Trustee or any Custodian.

      Upon discovery by any of the Depositor, the Master Servicer, the Trustee
or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section
2.03(b)(iii) , the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase
Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or
Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section
860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the
Certificateholders. Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the
Mortgage Loan.

      Section 2.04.  Representations and Warranties of Residential Funding.

      The Depositor, as assignee of Residential Funding under the Assignment
Agreement, hereby assigns to the Trustee for the benefit of the
Certificateholders all of its right, title and interest in respect of the
Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment
Agreement relates to the representations and warranties made by Residential
Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the
Certificateholders.

                                       54

      Upon the discovery by the Depositor, the Master Servicer, the Trustee or
any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase
Event which materially and adversely affects the interests of the
Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach or Repurchase Event and request that
Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the
Trust Fund at the Purchase Price and in the manner set forth in Section 2.02;
provided that, in the case of a breach or Repurchase Event under the Assignment
Agreement, Residential Funding shall have the option to substitute a Qualified
Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement was the representation and warranty set forth in clause (cc) of Section 4 thereof, then the Master Servicer shall request that Residential Funding pay to the Trust
Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential
Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a
Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted
Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage
Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan
Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute
Mortgage Loan or Loans and the Master Servicer shall deliver the amended
Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and
Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in
Section 4 of the Assignment Agreement, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master
Servicer shall be obligated

                                       55

to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

      In connection with the substitution of one or more Qualified Substitute
Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer shall determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans
(in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the
Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust
Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any
REMIC created hereunder to fail to qualify as a REMIC at any time that any
Certificate is outstanding.

      It is understood and agreed that the obligation of Residential Funding to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment
Agreement in connection with a breach of the representation and warranty in clause (bb) of Section 4 thereof shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the
Certificateholders. If the Master Servicer is Residential Funding, then the
Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential
Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

      Section 2.05.  Execution and Authentication of Certificates; Conveyance of
                     REMIC Regular Interests.

      (a)   The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged.
Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

      (b)   The Depositor concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the
Trustee without recourse all the

                                       56

right, title and interest of the Depositor in and to the REMIC I Regular
Interests, for the benefit of the holders of the REMIC II Regular Interests and the Class R-II Certificates. The Trustee acknowledges receipt of the REMIC I
Regular Interests (each of which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC II Regular Interests and the Class R-II Certificates. The interests evidenced by the Class R-II Certificates, together with the REMIC II Regular
Interests, constitute the entire beneficial ownership interest in REMIC II.

      Section 2.06.  Purposes and Powers of the Trust.

      The purpose of the trust, as created hereunder, is to engage in the following activities:

      (a)   To sell the Certificates to the Depositor in exchange for the
Mortgage Loans;

      (b)   To enter into and perform its obligations under this Agreement and the Yield Maintenance Agreement;

      (c)   To engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental hereto or connected therewith; and

      (d)   Subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

      The trust is hereby authorized to engage in the foregoing activities.
Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.06 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

      Section 2.07.  Agreement Regarding Ability to Disclose.

      The Depositor, the Master Servicer and the Trustee hereby agree, notwithstanding any other express or implied agreement to the contrary, that any and all Persons, and any of their respective employees, representatives, and other agents may disclose, immediately upon commencement of discussions, to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. For purposes of this paragraph, the terms "tax treatment" and "tax structure" are defined under Treasury Regulation SS.
1.6011-4(c).

                                       57

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

      Section 3.01.  Master Servicer to Act as Servicer.

      (a)   The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage
Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through
Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master
Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the
Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of
MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section
3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the
MERS(R) System, it becomes necessary to remove any Mortgage Loan from registration on the MERS(R) System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer as set forth in Section 3.10(a)(ii).
Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of
Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in
Full pursuant to

                                       58

Section 3.13(d) hereof) and cause any REMIC created hereunder to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any
Subservicer pursuant to such powers of attorney or other documents. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program
Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

      If the Mortgage relating to a Mortgage Loan did not have a lien senior to the Mortgage Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer, in such capacity, may not consent to the placing of a lien senior to that of the Mortgage on the related Mortgaged Property. If the
Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer, in such capacity, may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

            (A)   the Mortgagor's debt-to-income ratio resulting from such
      refinancing is less than the original debt-to-income ratio as set forth on the Mortgage Loan Schedule; provided, however, that in no instance shall the resulting Loan-to-Value Ratio of such Mortgage Loan be higher than that permitted by the Program Guide; or

            (B)   the resulting Loan-to-Value Ratio of such Mortgage Loan is no higher than the Loan-to-Value Ratio prior to such refinancing; provided, however, if such refinanced mortgage loan is a "rate and term" mortgage loan (meaning, the Mortgagor does not receive any cash from the refinancing), the Loan-to-Value Ratio may increase to the extent of either
      (x) the reasonable closing costs of such refinancing or (y) any decrease in the value of the related Mortgaged Property, if the Mortgagor is in good standing as defined by the Program Guide.

      (b)   In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

      (c)   All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section
3.10(a)(ii).

      (d)   The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master
Servicer of amounts received by the Master Servicer as

                                       59

servicing compensation hereunder and required to cover certain Prepayment
Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

      (e)   The relationship of the Master Servicer (and of any successor to the
Master Servicer) to the Depositor under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

      Section 3.02.  Subservicing Agreements Between Master Servicer and
                     Subservicers; Enforcement of Subservicers' Obligations.

      (a)   The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with
Subservicers, for the servicing and administration of all or some of the
Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related
Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a
Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any
Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a
VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in
Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the
Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest.
Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master
Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the
Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such
Subservicer will remain obligated under the related Subservicing Agreement. The
Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The
Program Guide and any other Subservicing Agreement entered into between the
Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

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      (b)   As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations and are reimbursable pursuant to Section 3.10(a)(vii).

      Section 3.03.  Successor Subservicers.

      The Master Servicer shall be entitled to terminate any Subservicing
Agreement that may exist in accordance with the terms and conditions of such
Subservicing Agreement and without any limitation by virtue of this Agreement;
provided, however, that in the event of termination of any Subservicing
Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing
Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of
Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the
Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master
Servicer may, in the exercise of its business judgment, release the terminated
Subservicer from liability for such representations and warranties.

      Section 3.04.  Liability of the Master Servicer.

      Notwithstanding any Subservicing Agreement, any of the provisions of this
Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and
Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the
Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering

                                       61

the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

      Section 3.05.  No Contractual Relationship Between Subservicer and Trustee
                     or Certificateholders.

      Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and
Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

      Section 3.06.  Assumption or Termination of Subservicing Agreements by
                     Trustee.

      (a)   In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, as successor Master Servicer, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each
Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the
Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

      (b)   The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

      Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to
                     Custodial Account.

      (a)   The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.
Consistent with the foregoing, the Master Servicer may in its discretion
(subject to the terms and conditions of the Assignment Agreement) (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or

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extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer or any Subservicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the
Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such
Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related
Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. For purposes of delinquency calculations, any capitalized Mortgage Loan shall be deemed to be current as of the date of the related Servicing Modification. No such modification shall reduce the Mortgage Rate (i) with respect to a fixed rate Mortgage Loan, (A) below one-half of the Mortgage Rate as in effect on the
Cut-off Date or (B) below the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrue or (ii) with respect to an adjustable rate Mortgage Loan, (A) below the greater of (1)
one-half of the Mortgage Rate as in effect on the Cut-off Date and (2) one-half of the Mortgage Rate as in effect on the date of the Servicing Modification or
(B) below the sum of the rates at which the Servicing Fee and the Subservicing
Fee with respect to such Mortgage Loan accrue. The final maturity date for any
Mortgage Loan shall not be extended beyond the Maturity Date. Also, the Stated
Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing
Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, unless such limit is increased from time to time with the consent of the Rating Agencies. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan.
Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by
Subservicers that have been approved by the Master Servicer for such purposes.
In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to
the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the
Monthly Payment is recalculated as an amount that will fully

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amortize the remaining Stated Principal Balance thereof by the original Maturity
Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

      In addition, the Master Servicer and the Trustee on behalf of the Trust
Fund shall not exercise any right with respect to any Mortgage Loan to (i)
accelerate the payment of the outstanding principal balance of such Mortgage
Loan plus any other amounts payable under the related Mortgage Note or (ii)
increase the related Mortgage Rate as a result of the related Mortgagor's termination of employment with the originator of the Mortgage Loan.

      (b)   The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the
Mortgage Loans subsequent to the Cut-off Date (other than in respect of Monthly
Payments due before or in the month of the Cut-off Date):

            (i)      All payments on account of principal, including Principal
      Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

            (ii)     All payments on account of interest at the Adjusted
      Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

            (iii)    Insurance Proceeds, Subsequent Recoveries and Liquidation
      Proceeds (net of any related expenses of the Subservicer);

            (iv)     All proceeds of any Mortgage Loans purchased pursuant to
      Section 2.02, 2.03, 2.04, 4.07, 4.08 or 9.01 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (cc) of Section 4 of the Assignment Agreement) and all amounts required to be deposited in connection with the substitution of a
      Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

            (v)      Any amounts required to be deposited pursuant to Section
      3.07(c) and any payments or collections received in the nature of prepayment charges.

      The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust
Fund (consisting of Monthly Payments due before or in the month of the Cut-off
Date) and payments or collections consisting of late payment charges or assumption fees may but need not be deposited by the Master Servicer in the
Custodial Account. In the event any amount not required to be deposited in the
Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account

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may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans. With respect to Insurance Proceeds,
Liquidation Proceeds, REO Proceeds, Subsequent Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04, 4.07 and 4.08 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the
Distribution Date in the month of receipt, but is not obligated to do so. If the
Master Servicer so elects, such amounts will be deemed to have been received
(and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

      (c)   The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the
Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for
Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the
Custodial Account by the Master Servicer out of its own funds immediately as realized.

      (d)   The Master Servicer shall give written notice to the Trustee and the
Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

      Section 3.08.  Subservicing Accounts; Servicing Accounts.

      (a)   In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the
Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each
Rating Agency. The Subservicer will be required thereby to deposit into the
Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the
Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The
Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of late charges or assumption fees, or payments or collections received in the nature of prepayment charges to the extent that the Subservicer is entitled to retain such amounts pursuant to the
Subservicing Agreement. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the
Master Servicer for deposit

                                       65

in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each
Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise.
All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

      (b)   The Subservicer may also be required, pursuant to the Subservicing
Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified
Mortgage Loan) on any Curtailment received by such Subservicer in respect of a
Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related
Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a
Subservicer pursuant to the preceding sentence shall be for the benefit of the
Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

      (c)   In addition to the Custodial Account and the Certificate Account,
the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each
Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums,
Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance
Policy) and 3.12(a) (with respect to hazard insurance), to refund to any
Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

      (d)   The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good

                                       66

faith judgment of the Master Servicer, will be recoverable by the Master
Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

      Section 3.09.  Access to Certain Documentation and Information Regarding
                     the Mortgage Loans.

      In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the
supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift
Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master
Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

      Section 3.10.  Permitted Withdrawals from the Custodial Account.

      (a)   The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

            (i)      to remit to the Trustee for deposit into the Certificate
      Account in the amounts and in the manner provided for in Section 4.01;

            (ii)     to reimburse itself or the related Subservicer for
      previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a) 3.08, 3.11, 3.12(a), 3.14 and 4.04
      or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage
      Loans (including, for this purpose, REO Proceeds, Insurance Proceeds,
      Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04, 4.07, 4.08 or 9.01) which represent
      (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section
      4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

            (iii)    to pay to itself or the related Subservicer (if not
      previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the
      Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified
      Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                                       67

            (iv)     to pay to itself as additional servicing compensation any
      interest or investment income earned on funds deposited in the Custodial
      Account that it is entitled to withdraw pursuant to Section 3.07(c);

            (v)      to pay to itself as additional servicing compensation any
      Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

            (vi)     to pay to itself, a Subservicer, Residential Funding, the
      Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02,
      2.03, 2.04, 4.07, 4.08 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

            (vii)    to reimburse itself or the related Subservicer for any
      Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or
      Servicing Advance was added to the Stated Principal Balance of the
      Mortgage Loan in the preceding calendar month;

            (viii)   to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c),
      6.03, 10.01 or otherwise;

            (ix)     to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b), in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above;
      and

            (x)      to withdraw any amount deposited in the Custodial Account
      that was not required to be deposited therein pursuant to Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the
      Mortgage Note.

      (b)   Since, in connection with withdrawals pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master
Servicer shall keep and maintain separate accounting, on a Mortgage Loan by
Mortgage Loan basis, for the purpose of justifying any withdrawal from the
Custodial Account pursuant to such clauses.

      (c)   The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the
Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the
Custodial Account of amounts on deposit therein attributable to the Mortgage
Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable

                                       68

Advance relating to an Advance made pursuant to Section 4.04 on any such
Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

      Section 3.11.  Maintenance of Primary Insurance Coverage.

      (a)   The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary
Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such
Primary Insurance Policy was in place as of the Cut-off Date and the Master
Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage
Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each
Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the
Certificates as of the Closing Date by such Rating Agency.

      (b)   In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the
Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance
Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any
Insurance Proceeds collected by or remitted to the Master Servicer under any
Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

      Section 3.12.  Maintenance of Fire Insurance and Omissions and Fidelity
                     Coverage.

      (a)   The Master Servicer shall cause to be maintained for each Mortgage
Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the
Mortgage Loan) or 100 percent of the insurable value of the improvements;
provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis.
To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon

                                       69

foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the
Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master
Servicer out of related late payments by the Mortgagor or out of Insurance
Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a
Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.
Whenever the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available)
to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such
Mortgaged Property is located is participating in such program).In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the
Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate
Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

      (b)   The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master
Servicer's officers and employees and other persons acting on behalf of the
Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the
Master Servicer if the Master Servicer were servicing and administering the
Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer,

                                       70

as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section
3.12(b).

      Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                     Modification Agreements; Certain Assignments.

      (a)   When any Mortgaged Property is conveyed by the Mortgagor, the Master
Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing: (i)
the Master Servicer shall not be deemed to be in default under this Section
3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master
Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

      (b)   Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a
Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the
Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification"
effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any REMIC created hereunder to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the
Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the
Mortgage, (B) such transaction will not adversely affect the coverage under any
Required Insurance Policies, (C) the Mortgage Loan will fully

                                       71

amortize over the remaining term thereof, (D) no material term of the Mortgage
Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the
Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the
Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination)
adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master
Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the
Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

      (c)   The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that each REMIC created hereunder would continue to qualify as a REMIC under the Code as a result thereof and that no tax on
"prohibited transactions" or "contributions" after the Startup Date would be imposed on any REMIC created hereunder as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

      (d)   Subject to any other applicable terms and conditions of this
Agreement, the Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Master Servicer with a "Lender Certification for Assignment of Mortgage
Loan" in the form attached hereto as Exhibit N, in form and substance satisfactory to the Master Servicer, providing the following: (i) that the
Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such
Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall

                                       72

treat such amount as a Principal Prepayment in Full with respect to such
Mortgage Loan for all purposes hereof.

      Section 3.14.  Realization Upon Defaulted Mortgage Loans.

      (a)   The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i)
accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the
Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii)
agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the
Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i)
that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more
Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation
Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the
event of such a determination by the Master Servicer pursuant to this Section
3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the
Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage
Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation
Proceeds and other payments and recoveries referred to in the definition of
"Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the
Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master
Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be

                                       73

necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this
Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any
Liquidation Proceeds, Insurance Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

      (b)   In the event that title to any Mortgaged Property is acquired by the
Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding
Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding
Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage
Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

      (c)   In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a
Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each
REMIC created hereunder as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee an
Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC created hereunder to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10.
Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on

                                       74

behalf of the Trust Fund in such a manner or pursuant to any terms that would
(i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) any subject REMIC created hereunder to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c)
of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

      (d)   The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery (other than Subsequent Recoveries) resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the
Certificateholders to the extent of accrued and unpaid interest on the Mortgage
Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the
Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) (less
Deferred Interest, if any), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the
Certificateholders as a recovery of principal on the Mortgage Loan (or REO
Property) (provided that if any such Class of Certificates to which such
Realized Loss was allocated is no longer outstanding, such subsequent recover shall be distributed to the persons who were the Holders of such Class of
Certificates when it was retired); fourth, to all Servicing Fees and
Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

      (e)   In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer shall cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such
Mortgage Loan.

      Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

      (a)   Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the
Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the

                                       75

removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including any applicable UCC termination statements. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate
Account.

      (b)   From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit H hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master
Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage
Loan under any Required Insurance Policy. Upon receipt of the foregoing, the
Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the
Trustee, or the Custodian as agent for the Trustee when the need therefor by the
Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master
Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the
Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a
Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon the Trustee's receipt of notification from the Master Servicer of the deposit of the related Liquidation Proceeds in the
Custodial Account.

      (c)   The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing
Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee shall not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

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      Section 3.16.  Servicing and Other Compensation; Eligible Master Servicing
                     Compensation.

      (a)   The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii) , (iv), (v) and (vi) of Section 3.10(a), subject to clause (e)
below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that
Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash
Liquidation or REO Disposition exceed the unpaid principal balance of such
Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed
Interest) at a per annum rate equal to the related Net Mortgage Rate (or the
Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master
Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or
Subservicing Fee considered to be accrued but unpaid.

      (b)   Additional servicing compensation in the form of payment charges, assumption fees, late payment charges, investment income on amounts in the
Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

      (c)   The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related
Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

      (d)   The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this
Agreement.

      (e)   Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Eligible Master Servicing
Compensation (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or
Subservicing Fee to which the Master Servicer is entitled pursuant to Section
3.10(a)(iii) ; second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the
Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the
Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer shall not withdraw from the Custodial
Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii) ; (ii) shall not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) shall not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to

                                       77

Section 3.10(a)(v) or (vi). With respect to any Distribution Date, Eligible
Master Servicing Compensation shall be used on such Distribution Date to cover and Prepayment Interest Shortfalls.

      Section 3.17.  Reports to the Trustee and the Depositor.

      Not later than fifteen days after each Distribution Date, the Master
Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage
Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage
Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

      Section 3.18.  Annual Statement as to Compliance and Servicing Assessment.

      The Master Servicer shall deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, (i) a servicing assessment as described in Section 4.03(f)(ii) and (ii) a servicer compliance statement signed by an authorized officer of the Master Servicer, as described in Items 1122(a),
1122(b) and 1123 of Regulation AB, to the effect that:

            (i)      A review of the Master Servicer's activities during the
      reporting period and of its performance under this Agreement, has been made under such officer's supervision.

            (ii)     To the best of such officer's knowledge, based on such
      review, the Master Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

      The Master Servicer shall use commercially reasonable efforts to obtain from all other parties participating in the servicing function any additional certifications required under Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K; provided, however, that a failure to obtain such certifications shall not be a breach of the Master Servicer's duties hereunder if any such party fails to deliver such a certification.

      Section 3.19.  Annual Independent Public Accountants' Servicing Report.

      On or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of

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independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish to the Depositor and the Trustee the attestation required under Item 1122(b) of Regulation AB. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants
(rendered within one year of such statement) with respect to such Subservicers.

      Section 3.20.  Right of the Depositor in Respect of the Master Servicer.

      The Master Servicer shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor and the Trustee with its most recent financial statements and such other information as the Master
Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the
Certificates from any Person or Persons identified by the Depositor or
Residential Funding. The Depositor may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the
Depositor nor the Trustee shall have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

      Section 4.01.  Certificate Account.

      (a)   The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall deposit or cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be paid pursuant to Section 3.12(a), (iii) any amount required to be deposited in the
Certificate Account pursuant to Section 3.16(e), Section 4.07 or Section 4.08,
(iv) any amount required to be paid pursuant to Section 9.01, (v) any prepayment charges on the Mortgage Loans received during the related Prepayment Period and
(vi) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

      (b)   On or prior to the Business Day immediately following each
Determination Date, the Master Servicer shall determine any amounts owed by the
Yield Maintenance Agreement

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Provider under the Yield Maintenance Agreement and inform the Trustee in writing of the amount so calculated.

      (c)   The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) if such Permitted
Investment is an obligation of the institution that maintains such account or a fund for which such institution serves as custodian, then such Permitted
Investment may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such
Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

      Section 4.02.  Distributions.

      (a)   On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Available Distribution
Amount, if any, for such date to the interests issued in respect of REMIC I and
REMIC II as specified in this Section.

      (b)   (1)   On each Distribution Date, the following amounts, in the
following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests:

                  (A)   to the extent of the Available Distribution Amount, to
            the Holders of the REMIC I Regular Interests, pro rata, in an amount equal to (A) the related Uncertificated Accrued Interest for such
            Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as
            Uncertificated Accrued Interest in respect of REMIC I Regular
            Interest ZZ shall be reduced when the REMIC I Overcollateralization
            Amount is less than the REMIC I Required Overcollateralization
            Amount, by the lesser of (x) the amount of such difference and (y)
            the REMIC I Regular Interest ZZ Maximum Interest Deferral Amount,
            and such amount will be payable to the Holders of REMIC I Regular
            Interests A-1, A-2, A-3, M-1, M-2, M-3, M-4 and M-5 in the same proportion as the Overcollateralization Increase Amount is allocated to the corresponding Class of Certificates, and the Uncertificated
            Principal Balance of the REMIC I Regular Interest ZZ shall be increased by such amount; and

                  (B)   on each Distribution Date, to the Holders of REMIC I
            Regular Interests, in an amount equal to the remainder of the
            Available Distribution Amount after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below): (A) to the Holders of the REMIC I Regular

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            Interest AA, 98.00% of such remainder until the Uncertificated
            Principal Balance of such REMIC I Regular Interest is reduced to zero; (B) to the Holders of REMIC I Regular Interests A-1, A-2, A-3,
            M-1, M-2, M-3, M-4 and M-5, 1.00% of such remainder in the same proportion as amounts are distributed in respect of principal on the corresponding Class of Certificates; (C) to the Holders of the REMIC
            I Regular Interest ZZ, 1.00% of such remainder; and (D) any remaining amounts to the Holders of the Class R-I Certificates;
            provided, however, that 98.00% and 2.00% of any principal payments that are attributable to an Overcollateralization Reduction Amount shall be allocated to Holders of the REMIC I Regular Interest AA and
            REMIC I Regular Interest ZZ, respectively;

            (2)   Notwithstanding the distributions described in this Section
      4.02(b), distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c).

      (c)   On each Distribution Date (x) the Master Servicer on behalf of the
Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the
Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the
Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage
Interests represented by Certificates of the applicable Class held by such
Holder of the following amounts, in the following order of priority, subject to the provisions of Section 4.02(d)), to the extent of the Available Distribution
Amount on deposit in the Certificate Account with respect to clauses (i) through
(xii), and to the extent of the sum of the remaining Available Distribution
Amount and the Yield Maintenance Payments on deposit in the Certificate Account with respect to clauses (xiii) through (xxii) (and, with respect to clause
(xxi)(B) below, to the extent of prepayment charges on deposit in the
Certificate Account):

            (i)      to the Class A Certificateholders, the Class A Interest
      Distribution Amount, with such amount allocated among the Class A
      Certificateholders on a pro rata basis;

            (ii)     to the Class M-1 Certificateholders from the amount, if
      any, of the Available Distribution Amount remaining after the foregoing distributions, the Class M-1 Interest Distribution Amount;

            (iii)    to the Class M-2 Certificateholders from the amount, if
      any, of the Available Distribution Amount remaining after the foregoing distributions, the Class M-2 Interest Distribution Amount;

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            (iv)     to the Class M-3 Certificateholders from the amount, if
      any, of the Available Distribution Amount remaining after the foregoing distributions, the Class M-3 Interest Distribution Amount;

            (v)      to the Class M-4 Certificateholders from the amount, if
      any, of the Available Distribution Amount remaining after the foregoing distributions, the Class M-4 Interest Distribution Amount;

            (vi)     to the Class M-5 Certificateholders from the amount, if
      any, of the Available Distribution Amount remaining after the foregoing distributions, the Class M-5 Interest Distribution Amount;

            (vii)    [Reserved]

            (viii)   to the Class A and Class M Certificateholders, from the
      amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the Principal Distribution Amount (other than the amounts set forth in clauses (b)(iv), (b)(v), and (b)(vi) of the definition thereof), in the order of priority described in Section 4.02(d)
      hereof, until the Certificate Principal Balances of the Class A and Class
      M Certificates have been reduced to zero;

            (ix)     to the Class A and Class M Certificateholders, from the
      amount, if any, of Excess Cash Flow, an amount equal to the principal portion of Realized Losses previously allocated to reduce the Certificate
      Principal Balance of any Class of the Class A and Class M Certificates and
      remaining unreimbursed, but only to the extent of Subsequent Recoveries for that Distribution Date, which amount shall be included in the
      Principal Distribution Amount and paid in accordance with Section 4.02(d)
      hereof, until the Certificate Principal Balances of the Class A and Class
      M Certificates have been reduced to zero;

            (x)      to the Class A and Class M Certificateholders, from the
      amount, if any, of Excess Cash Flow remaining after the foregoing distributions, an amount equal to the principal portion of Realized Losses on the Mortgage Loans during the immediately preceding Prepayment Period, which amount shall be included in the Principal Distribution Amount and paid in accordance with Section 4.02(d) hereof, until the Certificate
      Principal Balances of the Class A and Class M Certificates have been reduced to zero;

            (xi)     to the Class A and Class M Certificateholders, from the
      amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, the Overcollateralization Increase Amount for such
      Distribution Date, which amount shall be included in the Principal
      Distribution Amount and paid in accordance with Section 4.02(d) hereof, until the Certificate Principal Balances of the Class A and Class M
      Certificates have been reduced to zero;

            (xii)    to the Class A and Class M Certificateholders from the
      amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto for such Distribution Date, on a pro rata

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      basis based on Prepayment Interest Shortfalls previously allocated thereto that remain unreimbursed, to the extent not covered by Eligible Master
      Servicing Compensation on such Distribution Date;

            (xiii)   to the Class A and Class M Certificateholders from the
      amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls previously allocated thereto on any prior Distribution Date that remain unreimbursed, together with interest thereon at the applicable Pass-Through Rate, on a pro rata basis based on Prepayment Interest Shortfalls previously allocated thereto that remain unreimbursed;

            (xiv)    from the amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, to pay the Class A Certificates, on a pro rata basis, based on the amount of Class A Net WAC Cap Shortfall
      Carry-Forward Amount previously allocated thereto that remain unreimbursed, the amount of any Class A Net WAC Cap Shortfall
      Carry-Forward Amounts remaining unpaid as of such Distribution Date and then to the Class M Certificates, in their order of payment priority, the amount of any Class M Net WAC Cap Shortfall Carry-Forward Amounts
      remaining unpaid as of such Distribution Date;

            (xv)     to the Class A and Class M Certificates on a pro rata
      basis, based on the amount of Relief Act Shortfalls allocated thereto on such Distribution Date, from the amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, the amount of any Relief Act
      Shortfalls allocated to those Certificates with respect to such
      Distribution Date;

            (xvi)    to the Class A and Class M Certificateholders, from the
      amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, the principal portion of any Realized Losses previously allocated to those Certificates and remaining unreimbursed, which amount shall be allocated first, to the Class A Certificateholders on a pro rata basis, based on their respective principal portion of any Realized Losses previously allocated thereto that remain unreimbursed, and then to the
      Class M Certificates, in their order of payment priority;

            (xvii)   [Reserved]

            (xviii)  to the Class SB Certificates, (A) from the amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, the sum of (i) Accrued Certificate Interest thereon, (ii) the amount of any
      Overcollateralization Reduction Amount for such Distribution Date and
      (iii) for any Distribution Date after the Certificate Principal Balance of each Class of Class A Certificates and Class M Certificates has been reduced to zero, the Overcollateralization Amount, and (B) from prepayment charges on deposit in the Certificate Account, any prepayment charges received on the Mortgage Loans during the related Prepayment Period; and

            (xix)    to the Class R-II Certificateholders, the balance, if any, of the Excess Cash Flow.

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      (d)   On each Distribution Date, the Principal Distribution Amount will be paid as follows:

            (i)      the Class A Principal Distribution Amount shall be
      distributed, sequentially, to the Class A-1, Class A-2 and Class A-3
      Certificates, in that order, in each case until the Certificate Principal
      Balances thereof have been reduced to zero; provided that on or after the first Distribution Date on which the Certificate Principal Balances of the
      Class M Certificates have been reduced to zero, holders of the Class A-1
      Certificates, Class A-2 Certificates and Class A-3 Certificates will receive such portion of the Class A Principal Distribution Amount, on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero;

            (ii)     the Class M-1 Principal Distribution Amount shall be
      distributed to the Class M-1 Certificates, until the Certificate Principal
      Balance thereof has been reduced to zero;

            (iii)    the Class M-2 Principal Distribution Amount shall be
      distributed to the Class M-2 Certificates, until the Certificate Principal
      Balance thereof has been reduced to zero;

            (iv)     the Class M-3 Principal Distribution Amount shall be
      distributed to the Class M-3 Certificates, until the Certificate Principal
      Balance thereof has been reduced to zero;

            (v)      the Class M-4 Principal Distribution Amount shall be
      distributed to the Class M-4 Certificates, until the Certificate Principal
      Balance thereof has been reduced to zero;

            (vi)     the Class M-5 Principal Distribution Amount shall be
      distributed to the Class M-5 Certificates, until the Certificate Principal
      Balance thereof has been reduced to zero; and

            (vii)    [Reserved]

      (e)   Notwithstanding the foregoing clauses (c) and (d), upon the reduction of the Certificate Principal Balance of a Class of Class A and Class M
Certificates to zero, such Class of Certificates will not be entitled to further distributions pursuant to Section 4.02 (other than in respect of Subsequent
Recoveries).

      (f)   Notwithstanding the foregoing, on any Distribution Date, the amounts allocated from Excess Cash Flow pursuant to clauses (c)(x) and (c)(xi) of this
Section 4.02 on such Distribution Date shall be paid first from the Available
Distribution Amount for such Distribution Date and second from any Yield
Maintenance Payment for such Distribution Date.

      (g)   Any Prepayment Interest Shortfalls on the Mortgage Loans which are not covered by Eligible Master Servicing Compensation as described in Section
3.16 and Relief Act Shortfalls on the Mortgage Loans will be allocated among the
Class A and Class M Certificates pro rata in accordance with the amount of
Accrued Certificate Interest payable on such

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Distribution Date absent such shortfalls. Any such uncovered Prepayment Interest
Shortfalls will be paid solely pursuant to Section 4.02(c)(xvi) and (xvii) to the extent funds are available therefor. Any such Relief Act Shortfalls will be paid solely pursuant to Section 4.02(c)(xix) to the extent funds are available therefor.

      (h)   To the extent on any Distribution Date for which Deferred Interest exists on such Distribution Date, the Deferred Interest Shortfall, if any, shall result in a reduction in Accrued Certificate Interest on the Class A
Certificates and Class M Certificates, which reduction shall be allocated among the Class A Certificates and Class M Certificates on a pro rata basis, based on the amount of Accrued Certificate Interest on such Classes of Certificates.

      (i)   In addition to the foregoing distributions, with respect to any
Subsequent Recoveries, the Master Servicer shall deposit such funds into the
Custodial Account pursuant to Section 3.07(b)(iii) .

      (j)   Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its
Depository Participants in accordance with its normal procedures. Each
Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the
Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

      (k)   Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the
Trustee and the Trustee shall, no later than two (2) Business Days after such
Determination Date, mail on such date to each Holder of such Class of
Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such
Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their
Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be held in the Certificate Account for the benefit of such Certificateholders as provided in Section 9.01(d).

      Section 4.03.  Statements to Certificateholders; Statements to Rating
                     Agencies; Exchange Act Reporting.

      (a)   Concurrently with each distribution charged to the Certificate
Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail or otherwise make available electronically on its website (which may be obtained by any
Certificateholder by telephoning the Trustee at (877) 722-1095) to each Holder,

                                       85

and the Depositor a statement setting forth the following information as to each
Class of Certificates, in each case to the extent applicable:

            (i)      the applicable Record Date, Determination Date,
      Distribution Date and the date on which the Interest Accrual Period commenced;

            (ii)     the aggregate amount of payments received with respect to
      the Mortgage Loans in the aggregate, including prepayment amounts;

            (iii)    the Servicing Fee and Subservicing Fee payable to the
      Master Servicer and the Subservicer;

            (iv)     the amount of any other fees or expenses paid, and the
      identity of the party receiving such fees or expenses;

            (v)      (A)   the amount of such distribution to the
      Certificateholders of such Class applied to reduce the Certificate
      Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

            (vi)     the amount of such distribution to Holders of such Class of
      Certificates allocable to interest, including amounts payable as excess cash flow and the disposition of the excess cash flow;

            (vii)    if the distribution to the Holders of such Class of
      Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

            (viii)   the aggregate Certificate Principal Balance of each Class
      of Certificates, before and after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

            (ix)     the Certificate Principal Balance for each Class of
      Certificates as of the Closing Date;

            (x)      the number and Stated Principal Balance of the Mortgage
      Loans in the aggregate after giving effect to the distribution of principal on such Distribution Date and the number of Mortgage Loans in the aggregate at the beginning and end of the related Due Period;

            (xi)     on the basis of the most recent reports furnished to it by
      Subservicers, (A) the number and Stated Principal Balance of the Mortgage
      Loans in the aggregate that are Delinquent (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and Stated Principal Balance of the
      Mortgage Loans in the aggregate that are in foreclosure, (B) the number and Stated Principal Balances of the Mortgage Loans in the aggregate that are Reportable Modified Mortgage Loans that are in foreclosure and are REO
      Property, indicating in each case capitalized Mortgage Loans, other
      Servicing Modifications and totals, and (C) for all Reportable Modified
      Mortgage Loans, the

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      number and Stated Principal Balances of the Mortgage Loans in the
      aggregate that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

            (xii)    the amount, terms and general purpose of any Advance by the
      Master Servicer pursuant to Section 4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

            (xiii)   any material modifications, extensions or waivers to the
      terms of the Mortgage Loans in the aggregate during the Due Period or that have cumulatively become material over time;

            (xiv)    any material breaches of Mortgage Loan representations or
      warranties or covenants in the Agreement;

            (xv)     the number, aggregate principal balance and Stated
      Principal Balance of any REO Properties;

            (xvi)    the aggregate Accrued Certificate Interest remaining
      unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

            (xvii)   the aggregate amount of Realized Losses with respect to the
      Mortgage Loans in the aggregate for such Distribution Date and the aggregate amount of Realized Losses with respect to the Mortgage Loans in the aggregate incurred since the Cut-off Date;

            (xviii)  the Pass-Through Rate on each Class of Certificates and the applicable Net WAC Cap Rate;

            (xix)    the weighted average of the Maximum Net Mortgage Rates with respect to the Mortgage Loans in the aggregate;

            (xx)     the Basis Risk Shortfall, Basis Risk Shortfall
      Carry-Forward Amount and Prepayment Interest Shortfalls;

            (xxi)    the Overcollateralization Amount and the Required
      Overcollateralization Amount following such Distribution Date;

            (xxii)   the number and Stated Principal Balances of the Mortgage
      Loans in the aggregate repurchased under Section 4.07 or Section 4.08;

            (xxiii)  the aggregate amount of any recoveries on previously foreclosed loans with respect to the Mortgage Loans in the aggregate from
      Residential Funding;

            (xxiv)   the weighted average remaining term to maturity of the
      Mortgage Loans in the aggregate after giving effect to the amounts distributed on such Distribution Date;

                                       87

            (xxv)    the weighted average Mortgage Rates of the Mortgage Loans
      in the aggregate after giving effect to the amounts distributed on such
      Distribution Date;

            (xxvi)   the amount if any, to be paid by a Derivative Counterparty under a Derivative Contract and the amount, if any, to be paid to a
      Derivative Counterparty part, under a Derivative Contract; and

            (xxvii)  the amount of any Yield Maintenance Payments payable to the
      Trustee on behalf of the Trust Fund and any Yield Maintenance Termination
      Payment payable to the Trustee on behalf of the Trust Fund; and

            (xxviii) the occurrence of the Stepdown Date.

      In the case of information furnished pursuant to clauses (i) and (ii)
above, the amounts shall be expressed as a dollar amount per Certificate with a
$1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master
Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit S to such Rating Agency within a reasonable period of time;
provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

      (b)   Within a reasonable period of time after it receives a written request from a Holder of a Certificate, other than a Class R Certificate, the
Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each such requesting Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (v) and (vi)
referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.
Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the
Master Servicer and Trustee pursuant to any requirements of the Code.

      (c)   Within a reasonable period of time after it receives a written request from any Holder of a Class R Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each such requesting Person who at any time during the calendar year was the
Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

      (d)   Upon the written request of any Certificateholder, the Master
Servicer, as soon as reasonably practicable, shall provide the requesting
Certificateholder with such information as is

                                       88

necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

      (e)   The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder including, without limitation, reports on Form 10-K, Form 10-D and Form 8-K. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the
Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust
Fund that are received by a Responsible Officer of the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the
Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the
Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

      (f)   Any Form 10-K filed with the Commission in connection with this
Section 4.03 shall include, with respect to the Certificates relating to such
10-K:

            (i)      A certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as
      Exhibit R-1 hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules
      13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

            (ii)     A report regarding its assessment of compliance during the preceding calendar year with all applicable servicing criteria set forth in relevant Commission regulations with respect to mortgage-backed securities transactions taken as a whole involving the Master Servicer that are backed by the same types of assets as those backing the certificates, as well as similar reports on assessment of compliance received from other parties participating in the servicing function as required by relevant Commission regulations, as described in Item 1122(a)
      of Regulation AB. The Master Servicer shall obtain from all other parties participating in the servicing function any required assessments.

            (iii)    With respect to each assessment report described
      immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations, as described in Regulation
      1122(b) of Regulation AB and Section 3.19.

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            (iv)     The servicer compliance certificate required to be
      delivered pursuant Section 3.18.

      (g)   In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit R-2.

      (h)   This Section 4.03 may be amended in accordance with this Agreement without the consent of the Certificateholders.

      (i)   The Trustee shall make available on the Trustee's internet website each of the reports filed with the Commission by or on behalf of the Depositor under the Exchange Act, upon delivery of such report to the Trustee.

      Section 4.04.  Distribution of Reports to the Trustee and the Depositor;
                     Advances by the Master Servicer.

      (a)   Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement
(which may be in a mutually agreeable electronic format) to the Trustee, any
Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer shall use its best efforts to deliver such written statement not later than 12:00 P.M. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Available Distribution
Amounts, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding
Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a),
(iii) the amount of Prepayment Interest Shortfalls, Class A Net WAC Cap
Shortfall, Class M Net WAC Cap Shortfall, Class A Net WAC Cap Shortfall
Carry-Forward Amounts and Class M Net WAC Cap Shortfall Carry-Forward Amounts,
(iv) the Yield Maintenance Payment, if any, for such Distribution Date and (v)
the amount payable by the Derivative Counterparties to the Trustee under the
Derivative Contracts as provided in Section 4.11. The determination by the
Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

      (b)   On or before 2:00 P.M. New York time on each Certificate Account
Deposit Date, the Master Servicer shall either (i) remit to the Trustee for deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly
Payments other than Balloon Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Deferred Interest, if any, Debt Service
Reductions or reductions in the amount of interest collectable from the
Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due
Period and not received as of the close of business as of the related
Determination Date; provided that no

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Advance shall be made if it would be a Nonrecoverable Advance and (B) with respect to each Balloon Loan delinquent in respect of its Balloon Payment as of the close of business on the related Determination Date, an amount equal to the excess, if any, of interest on the unpaid principal balance thereof (with each interest portion thereof adjusted to per annum rate equal to the Net Mortgage
Rate) over any payments of interest (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate) received from the related
Mortgagor as of the close of business on the related Determination Date and allocable to the Due Date during the related Due Period for each month until such Balloon Loan is finally liquidated, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or
(iii) make advances in the form of any combination of clauses (i) and (ii)
aggregating the amount of such Advance. Any portion of the Amount Held for
Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future
Certificate Account Deposit Date to the extent that funds attributable to the
Mortgage Loans that are available in the Custodial Account for deposit in the
Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution
Date. The Master Servicer shall be entitled to use any Advance made by a
Subservicer as described in Section 3.07(b) that has been deposited in the
Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee. In the event that the Master Servicer determines as of the Business
Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00
P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master
Servicer as successor Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date. In connection with the preceding sentence, the Trustee shall deposit all funds it receives pursuant to this
Section 4.04(b) into the Certificate Account.

      Section 4.05.  Allocation of Realized Losses.

      (a)   Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash
Liquidation, Servicing Modifications, Debt Service Reduction, Deficient
Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest

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portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers'
Certificate.

      (b)   All Realized Losses on the Mortgage Loans shall be allocated as follows:

      first, to Excess Cash Flow as provided in clause (b)(v) of the definition of "Principal Distribution Amount", to the extent of the Excess Cash Flow for such Distribution Date;

      second, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero or until the aggregate Certificate
      Principal Balance of the Class A and Class M Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans;

      third, to the Class M-5 Certificates, until the Certificate Principal
      Balance thereof has been reduced to zero;

      fourth, to the Class M-4 Certificates, until the Certificate Principal
      Balance thereof has been reduced to zero;

      fifth, to the Class M-3 Certificates, until the Certificate Principal
      Balance thereof has been reduced to zero;

      sixth, to the Class M-2 Certificates, until the Certificate Principal
      Balance thereof has been reduced to zero;

      seventh, to the Class M-1 Certificates, until the Certificate Principal
      Balance thereof has been reduced to zero; and

      eighth, to the Class A Certificates on a pro rata basis, until the
      Certificate Principal Balances thereof have been reduced to zero.

      (c)   All allocations of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of
Certificates on the basis of their then outstanding Certificate Principal
Balances prior to giving effect to distributions to be made on such Distribution
Date in the case of the principal portion of a Realized Loss or based on the
Accrued Certificate Interest thereon payable on such Distribution Date in the case of an interest portion of a Realized Loss. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class A and Class M Certificates shall be made by reducing the Certificate Principal
Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the Certificate Principal Balance of the Class A Certificates and Class M
Certificates below the aggregate Stated Principal Balance of the Mortgage Loans, as applicable. Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(c). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the provisions of Section 4.02(c). All Realized

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Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the
Percentage Interests evidenced thereby.

      (d)   All Realized Losses on the Mortgage Loans shall be allocated on each
Distribution Date to the REMIC I Regular Interests, as follows: first, to
Uncertificated Accrued Interest payable to the REMIC I Regular Interests AA and
ZZ up to an aggregate amount equal to the excess of (a) the REMIC I Interest
Loss Allocation Amount over (b) Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for such
Distribution Date, 98% and 2%, respectively; second, to the Uncertificated
Principal Balances of the REMIC I Regular Interests AA and ZZ up to an aggregate amount equal to the REMIC I Principal Loss Allocation Amount, 98% and 2%,
respectively; third, [reserved]; fourth, to the Uncertificated Principal
Balances of REMIC I Regular Interests AA, 98%, M-5, 1% and ZZ, 1%, until the
Uncertificated Principal Balance of REMIC I Regular Interest M-5 has been reduced to zero; fifth, to the Uncertificated Principal Balances of REMIC I
Regular Interests AA, 98%, M-4, 1% and ZZ, 1%, until the Uncertificated
Principal Balance of REMIC I Regular Interest M-4 has been reduced to zero;
sixth, to the Uncertificated Principal Balances of REMIC I Regular Interests AA,
98%, M-3, 1% and ZZ, 1%, until the Uncertificated Principal Balance of REMIC I
Regular Interest M-3 has been reduced to zero; seventh, to the Uncertificated
Principal Balances of REMIC I Regular Interests AA, 98%, M-2, 1% and ZZ, 1%,
until the Uncertificated Principal Balance of REMIC I Regular Interest M-2 has
been reduced to zero; eighth, to the Uncertificated Principal Balances of REMIC
I Regular Interests AA, 98%, M-1, 1% and ZZ, 1%, until the Uncertificated
Principal Balance of REMIC I Regular Interest M-1 has been reduced to zero;
ninth, to the Uncertificated Principal Balances of REMIC I Regular Interests AA,
98%, A-3, 1%, and ZZ, 1%, until the Uncertificated Principal Balances of REMIC I
Regular Interest A-3 has been reduced to zero; tenth, to the Uncertificated
Principal Balances of REMIC I Regular Interests AA, 98%, A-2, 1%, and ZZ, 1%,
until the Uncertificated Principal Balances of REMIC I Regular Interest A-2 has
been reduced to zero; and eleventh, to the Uncertificated Principal Balances of
REMIC I Regular Interests AA, 98%, A-1, 1%, and ZZ, 1%, until the Uncertificated
Principal Balances of REMIC I Regular Interest A-1 has been reduced to zero.

      (e)   Realized Losses allocated to the Excess Cash Flow or the
Overcollateralization Amount pursuant to paragraphs (a), (b) or (c) of this
Section, the definition of Accrued Certificate Interest and the operation of
Section 4.02(c) shall be deemed allocated to the Class SB Certificates. Realized
Losses allocated to the Class SB Certificates shall, to the extent such Realized
Losses represent Realized Losses on an interest portion, be allocated to the
REMIC II Regular Interest SB-IO. Realized Losses allocated to the Excess Cash
Flow pursuant to paragraph (b) of this Section shall be deemed to reduce Accrued
Certificate Interest on the REMIC I Regular Interest SB-IO. Realized Losses
allocated to the Overcollateralization Amount pursuant to paragraph (b) of this
Section shall be deemed first to reduce the principal balance of the REMIC II
Regular Interest SB-PO until such principal balance shall have been reduced to zero and thereafter to reduce accrued and unpaid interest on the REMIC II
Regular Interest SB-IO.

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      Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged
                     Property.

      The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and
6050P of the Code, respectively, and deliver to the Trustee an Officers'
Certificate on or before March 31 of each year, beginning with the first March
31 that occurs at least six months after the Cut-Off Date, stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and
6050P of the Code.

      Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

      As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the
Trustee at the Purchase Price therefor; provide, that any such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following Calendar Quarter and ending at the close of business on the second to the last Business Day of such following Calendar Quarter.  Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan related unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase
Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master
Servicer without recourse to the Master Servicer which shall succeed to all the
Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such
Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

      Section 4.08.  [Reserved]

      Section 4.09.  The Yield Maintenance Agreement.

      (a)   On the Closing Date, the Trustee shall, for the benefit of the
Class A, Class M and Class SB Certificates, enter into the Yield Maintenance
Agreement.

      (b)   The Trustee shall deposit or cause to be deposited any amount received under the Yield Maintenance Agreement into the Certificate Account on the date such amount is received from the Yield Maintenance Agreement Provider under the Yield Maintenance Agreement (including Yield Maintenance Agreement
Termination Payments, if any). All Yield Maintenance Payments received under the
Yield Maintenance Agreement shall be distributed as part of Excess Cash Flow in accordance with the priorities set forth in Section 4.02(c) hereof, whereas, all
Yield Maintenance Agreement Termination Payments received under the Yield
Maintenance

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Agreement shall be used as set forth in Section 4.09(e) hereof. Neither the
Yield Maintenance Agreement nor any Yield Maintenance Payments (including Yield
Maintenance Termination Payments) constitute a part of any REMIC created hereunder and to the extent any Yield Maintenance Payments are included as part of Excess Cash Flow they are so for definition purposes only.

      (c)   Subject to Sections 8.01 and 8.02 hereof, the Trustee agrees to comply with the terms of the Yield Maintenance Agreement and to enforce the terms and provisions thereof against the Yield Maintenance Agreement Provider at the written direction of the Holders of Class A and Class M Certificates entitled to at least 51% of the Voting Rights of such Classes of Certificates, or if the Trustee does not receive such direction from such Certificateholders, then at the written direction of Residential Funding.

      (d)   The Trustee and the Master Servicer shall treat the holders of each
Class of Certificates (other than the Class SB Certificates and Class R
Certificates) as having entered into a notional principal contract with the holders of the Class SB Certificates.  Pursuant to each such notional principal contract, the holder of the Class SB Certificates shall be treated as having agreed to pay the amounts set forth in Sections 4.02(c)(x) through (xvi) to the holders of the Certificates (other than the Class SB Certificates and Class R
Certificates) in accordance with the terms of this Agreement. Any payments to the Certificates from amounts deemed received in respect of this notional principal contract shall not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860G(a)(1).

      (e)   In the event that the Yield Maintenance Agreement, or any
replacement thereof, terminates prior to the Distribution Date in May 2012, the
Master Servicer, but at no expense to the Master Servicer, on behalf of the
Trustee, to the extent that the termination value under such Yield Maintenance
Agreement is sufficient therefor and only to the extent of the Yield Maintenance
Agreement Termination Payment received from the Yield Maintenance Agreement
Provider, shall (i) cause a new yield maintenance provider to assume the obligations of such terminated yield maintenance agreement provider or (ii)
cause a new yield maintenance agreement provider to enter into a new interest rate yield maintenance agreement with the Trust Fund having substantially similar terms as those set forth in the terminated Yield Maintenance Agreement.
Any Yield Maintenance Agreement Termination Payment having a termination value which is not sufficient to comply with clauses (i) and (ii) of this Section
4.09(e) shall be included in the definition of Yield Maintenance Payment herein and may be distributed as Excess Cash Flow pursuant to Section 4.02(c) herein to the extent that the Yield Maintenance Agreement Provider fails to make any payment owed under the Yield Maintenance Agreement, the Master Servicer on
behalf of the Trustee, shall make a demand for such payment under the terms of and in accordance with the Yield Maintenance Agreement Guaranty.

      Section 4.10.  [Reserved].

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      Section 4.11.  [Reserved]

      Section 4.12.  Tax Treatment of Yield Maintenance Payments.

      For federal income tax purposes, each holder of a Class A, Class M or
Class SB Certificate is deemed to own an undivided beneficial ownership interest in a REMIC regular interest and the right to receive payments received by the
Trustee, on behalf of the Trust Fund, pursuant to the Yield Maintenance
Agreement in respect of the amounts set forth in Section 4.09(b) which right to receive such payments shall not be attributable to any asset or amount owed by any REMIC created hereunder.

                                    ARTICLE V

                                THE CERTIFICATES

      Section 5.01.  The Certificates.

      (a)   The Class A, Class M, Class SB and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C, D and E, respectively, and shall, on original issue, be executed and delivered by the Trustee to the
Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A and Class M-1, Certificates
shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2, Class M-3, Class M-4, and
Class M-5 Certificates shall be issuable in minimum dollar denominations of
$250,000 and integral multiples of $1 in excess thereof.  The Class SB
Certificates shall be issuable in registered, certificated form in minimum percentage interests of 5.00% and integral multiples of 0.01% in excess thereof.
Each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01%
in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to
Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%. The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such
Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      (b)   The Class A and Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such
Certificates for the respective Certificate Owners with

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Ownership Interests therein. The Certificate Owners shall hold their respective
Ownership Interests in and to each such Class A and Class M Certificate through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership
Interests. All transfers by Certificate Owners of their respective Ownership
Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate
Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      The Trustee, the Master Servicer and the Depositor may for all purposes
(including the making of payments due on the respective Classes of Book-Entry
Certificates) deal with the Depository as the authorized representative of the
Certificate Owners with respect to the respective Classes of Book-Entry
Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective
Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of
Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate
Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

      In addition, if an Event of Default has occurred and is continuing, each
Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage
Interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the
Depository, provide the Depository or the related Depository Participant with directions for the Trustee to exchange or cause the exchange of the Certificate
Owner's interest in such Class of Certificates for an equivalent Percentage
Interest in fully registered definitive form. Upon receipt by the Trustee of instruction from the Depository directing the Trustee to effect such exchange
(such instructions to contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository
Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificates and any other information reasonably required by the Trustee), (i) the Trustee shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificates, (ii) the
Trustee shall execute, authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive
Certificate evidencing such Certificate Owner's Percentage Interest in such
Class of Certificates and (iii) the Trustee shall execute and authenticate a new
Book-Entry Certificate reflecting the reduction in the aggregate Certificate
Principal Balance of such Class of Certificates by the amount of the Definitive
Certificates.

      If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as
Depository and (B) the Depositor is unable to locate a qualified successor or
(ii) the Depositor notifies the Depository of its intent to

                                       97

terminate the book-entry system and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interest in the
Book-Entry Certificates agree to initiate such termination, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate
Owners requesting the same.  Upon surrender to the Trustee of the Book-Entry
Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Depositor, the Master Servicer nor the
Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instruction required under this Section and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the
Trustee and the Master Servicer shall recognize the Holders of the Definitive
Certificates as Certificateholders hereunder.

      (c)   Each of the Certificates is intended to be a "security" governed by
Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

      Section 5.02.  Registration of Transfer and Exchange of Certificates.

      (a)   The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee, in accordance with the provisions of
Section 8.12, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the
Master Servicer with a certified list of Certificateholders as of each Record
Date prior to the related Determination Date.

      (b)   Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.12 and, in the case of any Class SB or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of a like
Class and aggregate Percentage Interest.

      (c)   At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the
Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the
Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the
Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

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      (d)   No transfer, sale, pledge or other disposition of a Class SB or
Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class SB or Class R
Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel addressed to and acceptable to and in form and substance satisfactory to the Trustee and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer,
and (ii) the Trustee shall require the Transferee to execute a representation letter, substantially in the form of Exhibit J hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the
Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class SB or Class R Certificates may be made in accordance with this Section 5.02(d) if the prospective Transferee of such a
Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit O attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master
Servicer, and which investment letter states that, among other things, such
Transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class SB or Class R
Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the
Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

      (e)   (i)   In the case of any Class SB Certificate or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase and holding of such Class SB or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of
Counsel shall not be an expense of the Trustee, the Depositor or the Master
Servicer, or (B) the prospective Transferee shall be required to provide the
Trustee, the Depositor and the Master Servicer with a certification to the effect set forth in Exhibit Q (with respect to a Class SB Certificate), or in paragraph fifteen of Exhibit I-1 (with respect to a Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan

                                       99

subject to the prohibited transaction provisions of ERISA or Section 4975 of the
Code (each, an "ERISA Plan"), or any Person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any ERISA Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. SS.
2510.3 101, of any Plan (each, an "ERISA Plan Investor") to effect such acquisition.

            (ii)  Any Transferee of a Class M Certificate or Class A Certificate
      not rated at least "AA-" at the time of purchase (a "Restricted Class A
      Certificate") will be deemed to have represented by virtue of its purchase or holding of such Certificate (or any interest therein) that either (a)
      such Transferee is not an ERISA Plan or an ERISA Plan Investor, (b)(x)
      such Transferee is an insurance company, (y) the source of funds used to purchase or hold such Certificate (or any interest therein) is an
      "insurance company general account" (as defined in DOL Prohibited
      Transaction Class Exemption ("PTCE") 95-60), and (z) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

                  (A)   If any Class M Certificate or Restricted Class A
            Certificate (or any interest therein) is acquired or held by any
            Person that does not satisfy the conditions described in paragraph
            (ii) above, then the last preceding Transferee that either (x) is not an ERISA Plan or an ERISA Plan Investor or (y) is a Complying
            Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Certificate. The
            Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                  (B)   Any purported Certificate Owner whose acquisition or
            holding of any Class M Certificate or Restricted Class A Certificate
            (or any interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any
            Subservicer, any underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

      (f)   (i)   Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii) (A)
below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii) (B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a
Class R Certificate are expressly subject to the following provisions:

                  (A)   Each Person holding or acquiring any Ownership Interest
            in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

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                  (B)   In connection with any proposed Transfer of any
            Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any
            Class R Certificate until its receipt of,

                        (1)   an affidavit and agreement (a "Transfer Affidavit
                  and Agreement," in the form attached hereto as Exhibit I-1)
                  from the proposed Transferee, in form and substance
                  satisfactory to the Master Servicer, representing and
                  warranting, among other things, that it is a Permitted
                  Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed
                  Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its
                  Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

                        (2)   a certificate, in the form attached hereto as
                  Exhibit I-2, from the Holder wishing to transfer the Class R
                  Certificate, in form and substance satisfactory to the Master
                  Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the
                  assessment or collection of tax.

                  (C)   Notwithstanding the delivery of a Transfer Affidavit and
            Agreement by a proposed Transferee under clause (B) above, if a
            Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted
            Transferee, no Transfer of an Ownership Interest in a Class R
            Certificate to such proposed Transferee shall be effected.

                  (D)   Each Person holding or acquiring any Ownership Interest
            in a Class R Certificate shall agree (x) to require a Transfer
            Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit
            I-2.

                  (E)   Each Person holding or acquiring an Ownership Interest
            in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary
            Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is,
            or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

            (ii)  The Trustee shall register the Transfer of any Class R
      Certificate only if it shall have received the Transfer Affidavit and
      Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such

                                       101

      registration. Transfers of the Class R Certificates to Non-United States
      Persons and Disqualified Organizations (as defined in Section 860E(e)(5)
      of the Code) are prohibited.

                  (A)   If any Disqualified Organization shall become a holder
            of a Class R Certificate, then the last preceding Permitted
            Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a
            Non-United States Person shall become a holder of a Class R
            Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of
            registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section
            1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of
            registration of such Transfer of such Class R Certificate. The
            Trustee shall be under no liability to any Person for any
            registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this
            Agreement.

                  (B)   If any purported Transferee shall become a Holder of a
            Class R Certificate in violation of the restrictions in this Section
            5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii) (A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such
            Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported
            Transferee shall promptly endorse and deliver each Class R
            Certificate in accordance with the instructions of the Master
            Servicer. Such purchaser may be the Master Servicer itself or any
            Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master
            Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii) (B) shall be determined in the sole discretion of the Master Servicer, and the
            Master Servicer shall not be liable to any Person having an
            Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

            (iii) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed

                  (A)   as a result of the Transfer of an Ownership Interest in
            a Class R Certificate to any Person who is a Disqualified
            Organization, including the information regarding "excess
            inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in
            Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

                                       102

                  (B)   as a result of any regulated investment company, real
            estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified
            Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

            (iv)  The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                  (A)   Written notification from each Rating Agency to the
            effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A Certificates and Class
            M Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such
            Rating Agency; and

                  (B)   a certificate of the Master Servicer stating that the
            Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any REMIC created hereunder to cease to qualify as a REMIC and will not cause (x) any REMIC created hereunder to be subject to an entity-level tax caused by the Transfer of any Class R
            Certificate to a Person that is a Disqualified Organization or (y) a
            Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

      (g)   No service charge shall be made for any transfer or exchange of
Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (h)   All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

      Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

      If (i) any mutilated Certificate is surrendered to the Certificate
Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen
Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new
Certificate under this

                                       103

Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the
Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 5.04.  Persons Deemed Owners.

      Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar and
any agent of the Depositor, the Master Servicer, the Trustee or the Certificate
Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder" and neither the
Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any
agent of the Depositor, the Master Servicer, the Trustee or the Certificate
Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(f).

      Section 5.05.  Appointment of Paying Agent.

      The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying
Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of Certificateholders. The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the
Certificateholders entitled thereto until such sums shall be paid to such
Certificateholders. Any sums so held by such Paying Agent shall be held only in
Eligible Accounts to the extent such sums are not distributed to the
Certificateholders on the date of receipt by such Paying Agent.

                                   ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

      Section 6.01.  Respective Liabilities of the Depositor and the Master
                     Servicer.

      The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

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      Section 6.02.  Merger or Consolidation of the Depositor or the Master
                     Servicer; Assignment of Rights and Delegation of Duties by
                     Master Servicer.

      (a)   The Depositor and the Master Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

      (b)   Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of
Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A Certificates and Class M Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

      (c)   Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Depositor, is willing to service the
Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each
Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation
(as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master
Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence. This
Section 6.02 shall not apply to any sale, transfer, pledge or assignment by
Residential Funding of the Call Rights.

      Section 6.03.  Limitation on Liability of the Depositor, the Master
                     Servicer and Others.

      None of the Depositor, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this

                                       105

provision shall not protect the Depositor, the Master Servicer or any such
Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master
Servicer and any director, officer, employee or agent of the Depositor or the
Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the
Certificates, other than any loss, liability or expense related to any specific
Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the
Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the
Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the
Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate
Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

      Section 6.04.  Depositor and Master Servicer Not to Resign.

      Subject to the provisions of Section 6.02, neither the Depositor nor the
Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an
Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with
Section 7.02.

                                       106

                                   ARTICLE VII

                                     DEFAULT

      Section 7.01.  Events of Default.

      Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (i)   the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master
      Servicer, the Depositor and the Trustee by the Holders of Certificates of
      such Class evidencing Percentage Interests aggregating not less than 25%;
      or

            (ii)  the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this
      Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the
      Depositor, or to the Master Servicer, the Depositor and the Trustee by the
      Holders of Certificates of any Class evidencing, as to such Class,
      Percentage Interests aggregating not less than 25%; or

            (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (iv)  the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

            (v)   the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an

                                       107

      assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (vi)  the Master Servicer shall notify the Trustee pursuant to
      Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

      If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of Holders of Certificates entitled to at least 51% of the Voting
Rights, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a
Certificateholder hereunder; provided, however, that a successor to the Master
Servicer is appointed pursuant to Section 7.02 and such successor Master
Servicer shall have accepted the duties of Master Servicer effective upon the resignation of the Master Servicer. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master
Servicer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the
Mortgage Loans and the proceeds thereof, other than its rights as a
Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the
Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master
Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the
Certificate Account or thereafter be received with respect to the Mortgage
Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination. Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder,
Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential
Funding would have been entitled pursuant to Sections 3.10(a)(ii) , (vi) and
(vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential
Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee as successor Master Servicer a copy of the Program Guide.

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      Section 7.02.  Trustee or Depositor to Act; Appointment of Successor.

      (a)   On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Depositor and with the Depositor's consent
(which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the
Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master
Servicer (except for the responsibilities, duties and liabilities contained in
Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections
3.07(c) and 4.01(d) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding
Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder as successor Master
Servicer. As compensation therefor, the Trustee as successor Master Servicer shall be entitled to all funds relating to the Mortgage Loans which the Master
Servicer would have been entitled to charge to the Custodial Account or the
Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master
Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a
Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided.
In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage
Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master
Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related
Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

      (b)   In connection with the termination or resignation of the Master
Servicer hereunder, either (i) the successor Master Servicer, including the
Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with
MERS, in

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which case the predecessor Master Servicer shall cooperate with the successor
Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master
Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master
Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The Successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

      Section 7.03.  Notification to Certificateholders.

      (a)   Upon any such termination or appointment of a successor to the
Master Servicer, the Trustee shall give prompt written notice thereof to the
Certificateholders at their respective addresses appearing in the Certificate
Register.

      (b)   Within 60 days after the occurrence of any Event of Default, the
Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of
Default shall have been cured or waived as provided in Section 7.04 hereof.

      Section 7.04.  Waiver of Events of Default.

      The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or
Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of
Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of
Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

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                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

      Section 8.01.  Duties of Trustee.

      (a)   The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this
Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

      (b)   The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the
Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents in a timely fashion. The Trustee shall forward or cause to be forwarded or make available electronically on its website in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03,
7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master
Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this
Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each REMIC created hereunder as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction (except as provided in Section 2.04 herein), contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

      (c)   No provision of this Agreement shall be construed to relieve the
Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i)   Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

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            (ii)  The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible
      Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding
      Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected Classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this
      Agreement;

            (iv)  The Trustee shall not be charged with knowledge of any default
      (other than a default in payment to the Trustee) specified in clauses (i)
      and (ii) of Section 7.01 or an Event of Default under clauses (iii) , (iv)
      and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master
      Servicer, the Depositor or any Certificateholder; and

            (v)   Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds
      (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (d)   The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction"
penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the
Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net
income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the
Trustee.

      Section 8.02.  Certain Matters Affecting the Trustee.

      (a)   Except as otherwise provided in Section 8.01:

            (i)   The Trustee may rely and shall be protected in acting or
      refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii)  The Trustee may consult with counsel and any Opinion of
      Counsel shall be full and complete authorization and protection in respect of any action taken or

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      suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement or the Yield Maintenance Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv)  The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v)   Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the
      Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of
      Certificates of any Class evidencing, as to such Class, Percentage
      Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of
      Default shall have occurred and is continuing, and otherwise by the
      Certificateholder requesting the investigation;

            (vi)  The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys;

            (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions; and

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            (viii) Subject to compliance with all applicable federal, state and local laws, in order to comply with its duties under the U.S. Patriot Act, the Trustee shall obtain and verify certain information and documentation from the other parties hereto, including, but not limited to, such party's name, address and other identifying information.

      (b)   Following the issuance of the Certificates (and except as provided for in Section 2.04), the Trustee shall not accept any contribution of assets to the Trust Fund unless subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under
Section 860F(a) of the Code).

      Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the
Mortgage Loans) shall be taken as the statements of the Depositor or the Master
Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the
Certificates shall be duly and validly executed and authenticated by it as
Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master
Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master
Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the
Custodial Account or the Certificate Account by the Depositor or the Master
Servicer.

      Section 8.04.  Trustee May Own Certificates.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not
Trustee.

      Section 8.05.  Master Servicer to Pay Trustee's Fees and Expenses;
                     Indemnification.

      (a)   The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust)
for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer shall pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the
Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to

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Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

      (b)   The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement or the Yield Maintenance Agreement, and the Master Servicer further agrees to indemnify the Trustee for, and to hold the
Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in the second paragraph of Section
2.01(a) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph, provided that:

            (i)     with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

            (ii)    while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

            (iii)   notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the
      Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld. No termination of this
      Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein. Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b)
      shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

      Section 8.06.  Eligibility Requirements for Trustee.

      The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in

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accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

      Section 8.07.  Resignation and Removal of the Trustee.

      (a)   The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Master
Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      (b)   If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Depositor determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii)
above, other than any failure to comply with the provisions of Article XII, in which case no notice or grace period shall be applicable) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any Class of the Certificates below the lesser of the then current or original ratings on such Certificates.

      (c)   The Holders of Certificates entitled to at least 51% of the Voting
Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

      (d)   Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

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      Section 8.08.  Successor Trustee.

      (a)   Any successor trustee appointed as provided in this Section 8.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

      (b)   No successor trustee shall accept appointment as provided in this
Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

      (c)   Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the
Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

      Section 8.09.  Merger or Consolidation of Trustee.

      Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The
Trustee shall mail notice of any such merger or consolidation to the
Certificateholders at their address as shown in the Certificate Register.

      Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

      (a)   Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the
Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust
Fund, or any part thereof, and, subject

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to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an
Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

      (b)   In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

      (c)   Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      (d)   Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the
Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 8.11.  Appointment of Custodians.

      The Trustee may, with the consent of the Master Servicer and the
Depositor, appoint one or more Custodians who are not Affiliates of the
Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. The Trustee is hereby directed to enter into Custodial Agreement with Wells Fargo Bank, N.A.
Subject to Article VIII, the Trustee agrees to comply with the terms of each
Custodial Agreement and to enforce the terms and provisions thereof against the
Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage
File. Each

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Custodial Agreement may be amended only as provided in Section 11.01. The
Trustee shall notify the Certificateholders of the appointment of any Custodian
(other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

      Section 8.12.  Appointment of Office or Agency

      The Trustee will maintain an office or agency in the New York where
Certificates may be surrendered for registration of transfer or exchange. The
Trustee initially designates its offices located at 4 New York Plaza, 6th Floor,
New York, New York 10004 for the purpose of keeping the Certificate Register.
The Trustee will maintain an office at the address stated in Section 11.05 hereof where notices and demands to or upon the Trustee in respect of this
Agreement may be served.

      Section 8.13.  DTC Letter of Representations.

      The Trustee is hereby authorized and directed to, and agrees that it shall, enter into the DTC Letter on behalf of the Trust Fund and in its individual capacity as agent thereunder.

      Section 8.14.  Yield Maintenance Agreement

      The Trustee is hereby authorized and directed to, and agrees that it shall, enter into the Yield Maintenance Agreement on behalf of the Trust Fund.

                                   ARTICLE IX

                                   TERMINATION

      Section 9.01.  Termination Upon Purchase by Residential Funding or
                     Liquidation of All Mortgage Loans.

      (a)   Subject to Section 9.02, the respective obligations and
responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

            (i)     the later of the final payment or other liquidation (or any
      Advance with respect thereto) of the last Mortgage Loan remaining in the
      Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

            (ii)    the purchase by the Master Servicer or its designee of all
      Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of

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      unreimbursed Advances attributable to principal) on the day of repurchase, plus unpaid accrued interest thereon at the Mortgage Rate (or Modified Net
      Mortgage Rate in the case of any Modified Mortgage Loan) from the Due Date to which interest was last paid by the Mortgagor to, but not including, the first day of the month in which such repurchase price is distributed plus the amount of any accrued and unpaid Servicing Fees, unreimbursed advances and Servicing Advances, in each case through the date of such option; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (i) the Maturity Date or (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any REMIC created hereunder as a REMIC. The purchase price paid by the
      Master Servicer or its designee shall also include any amounts owed by the
      Master Servicer or its designee pursuant to the last paragraph of Section
      4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (bb) of such Section, that remain unpaid on the date of such purchase.

      The right of the Master Servicer or its designee to purchase all the assets of the Trust Fund relating to the Mortgage Loans, pursuant to clause (ii)
above is conditioned upon the date of such purchase occurring on or after the
Optional Termination Date. If such right is exercised by the Master Servicer or its designee, the Master Servicer shall be entitled to reimbursement for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased, pursuant to Section 3.10. In addition, the
Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or its designee the
Mortgage Files pertaining to the Mortgage Loans being purchased.

      In addition, on any Distribution Date on or after the Optional Termination
Date, the Master Servicer or its designee shall have the right, at its option or at the option of its designee, respectively, to purchase all of the Certificates in whole, but not in part, at a price equal to the aggregate outstanding
Certificate Principal Balance of the Certificates, plus one month's Accrued
Certificate Interest on the Certificates, any previously unpaid Accrued
Certificate Interest, and any unpaid Prepayment Interest Shortfalls previously allocated thereto.

      (b)   The Master Servicer shall give the Trustee not less than 60 days'
prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or its designee of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer
(if the Master Servicer or its designee is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to
Certificateholders mailed not earlier than the 15th day and not later than the
25th day of the month next preceding the month of such final distribution specifying:

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            (i)     the anticipated Final Distribution Date upon which final
      payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

            (ii)    the amount of any such final payment, if known, and

            (iii)   that the Record Date otherwise applicable to such
      Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

      If the Master Servicer or the Trustee is obligated to give notice to
Certificateholders as aforesaid, it shall give such notice to the Certificate
Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer or its designee shall deposit in the Custodial Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided. The Master Servicer shall provide to the Trustee written notification of any change to the anticipated Final
Distribution Date as soon as practicable. If the Trust Fund is not terminated on the anticipated Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

      (c)   Upon presentation and surrender of the Certificates by the
Certificateholders, the Trustee shall distribute to the Certificateholders (i)
the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the
Master Servicer elected to so repurchase, an amount equal to the outstanding
Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued
Certificate Interest and any unpaid Prepayment Interest Shortfall previously allocated thereto.

      (d)   In the event that any Certificateholders shall not surrender their
Certificates for final payment and cancellation on or before the Final
Distribution Date, the Trustee shall on such date cause all funds in the
Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such
Certificateholders, and the Master Servicer (if the Master Servicer or its
designee exercised its right to purchase the Mortgage Loans), or the Trustee (in any other case) shall give a second written notice to the remaining
Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their
Certificates. The costs and expenses of maintaining the Escrow Account and of contacting Certificateholders shall be paid out of the assets which remain in the Escrow Account. If within nine months after the second notice any
Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the Escrow Account or by the Master Servicer as a result of such
Certificateholder's failure to

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surrender its Certificate(s) for final payment thereof in accordance with this
Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

All rights of the Master Servicer or its designee to purchase the assets of the
Trust Fund, or to purchase specified classes of Certificates, as set forth in
Section 9.01(a) are referred to in this Agreement as the "Call Rights".
Notwithstanding any other provision of this Agreement, the Master Servicer or its designee shall have the right to sell, transfer, pledge or otherwise assign the Call Rights at any time to any Person. Upon written notice by the Master
Servicer or its designee to the Trustee and the Master Servicer of any such assignment of the Call Rights to any assignee, the Trustee and the Master
Servicer shall be obligated to recognize such assignee as the holder of the Call
Rights. Such entity, if not the Master Servicer or its designee or an affiliate, shall be deemed to represent, at the time of such sale, transfer, pledge or other assignment, that one of the following will be, and at the time the Call
Right is exercised is, true and correct: (i) the exercise of such Call Right shall not result in a non-exempt prohibited transaction under section 406 of
ERISA or section 4975 of the Code (including by reason of U.S. Department of
Labor ("DOL") Prohibited Transaction Class Exemption ("PTCE") 75-1 (Part I),
84-14, 90-1, 91-38, 95-60 or 96-23 or other applicable exemption) or (ii) such entity is (A) not a party in interest under section 3(14) of ERISA or a disqualified person under section 4975(e)(2) of the Code with respect to any employee benefit plan subject to section 3(3) of ERISA or any plan subject to section 4975 of the Code (other than an employee benefit plan or plan sponsored or maintained by the entity, provided that no assets of such employee benefit plan or plan are invested or deemed to be invested in the Certificates) and (B)
not a "benefit plan investor" as described in DOL regulation section
2510.3-101(f)(2). If any such assignee of the Call Right is unable to exercise such Call Right by reason of the preceding sentence, then the Call Right shall revert to the immediately preceding assignor of such Call Right subject to the rights of any secured party therein.

      Section 9.02.  Additional Termination Requirements.

      (a)   Each of REMIC I and REMIC II as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of
Counsel shall not be an expense of the Trustee) to the effect that the failure of any REMIC created hereunder, as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the
Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a
REMIC at any time that any Certificate is outstanding:

            (i)     The Master Servicer shall establish a 90-day liquidation
      period for each of REMIC I and REMIC II, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for each of REMIC I and REMIC II under Section 860F of the Code and the regulations thereunder;

            (ii)    The Master Servicer shall notify the Trustee at the
      commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on

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      the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

            (iii)   If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

      (b)   Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                    ARTICLE X

                                REMIC PROVISIONS

      Section 10.01. REMIC Administration.

      (a)   The REMIC Administrator shall make an election to treat each of
REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular
Interests shall be designated as the "regular interests" and the Class R-I
Certificates shall be designated as the sole class of "residual interests" in
REMIC I. The REMIC II Regular Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in REMIC II. The REMIC Administrator and the Trustee
shall not permit the creation of any "interests" (within the meaning of Section
860G of the Code) in REMIC I and REMIC II other than the REMIC I Regular
Interests, the REMIC II Regular Interests and the Certificates.

      (b)   The Closing Date is hereby designated as the "startup day" of each of REMIC within the meaning of Section 860G(a)(9) of the Code.

      (c)   The REMIC Administrator shall hold a Class R Certificate in each
REMIC representing a 0.01% Percentage Interest of the Class R Certificates in
each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I and REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC
Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust
Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC
Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful

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misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

      (d)   The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMICs created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC
Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax
Returns.

      (e)   The REMIC Administrator shall provide (i) to any Transferor of a
Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a
Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the
Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment
Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each
REMIC created hereunder.

      (f)   The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC
Provisions (and the Trustee shall assist the Master Servicer and the REMIC
Administrator, to the extent reasonably requested by the Master Servicer and the
REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC created hereunder as a
REMIC or (ii) with the exception of actions taken in connection with Section
4.08 hereof, resulting in the imposition of a tax upon any REMIC created hereunder (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code (except as provided in Section 2.04)
and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an
Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC
Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the
Trust Fund, but in no event at the expense

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of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC
Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC
Administrator, as applicable, has advised it in writing that it has received an
Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action or inaction, as the case may be. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the
Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee shall consult with the Master Servicer or the
REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust
Fund to take any such action as to which the Master Servicer or the REMIC
Administrator, as applicable, has advised it in writing that an Adverse REMIC
Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master
Servicer or the REMIC Administrator. At all times as may be required by the
Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as
"qualified mortgages" as defined in Section 860G(a)(3) of the Code and
"permitted investments" as defined in Section 860G(a)(5) of the Code.

      (g)   In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on
"net income from foreclosure property" of any REMIC as defined in Section
860G(c) of the Code, on any contributions to any REMIC after the Startup Date therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer in its role as Master Servicer or REMIC
Administrator of any of its obligations under this Agreement or the Master
Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii)
otherwise against amounts on deposit in the Custodial Account as provided by
Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued
Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

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      (h)   The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC
Provisions.

      (i)   Following the Startup Date, neither the Master Servicer nor the
Trustee shall accept any contributions of assets to any REMIC unless (subject to
Section 10.01(f)) the Master Servicer and the Trustee shall have received an
Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

      (j)   Neither the Master Servicer nor the Trustee shall (subject to
Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any
REMIC created hereunder to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

      (k)   Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the
Treasury Regulations, the "latest possible maturity date" by which the principal balance of each regular interest in each REMIC would be reduced to zero is
September 25, 2045, which is the Distribution Date in the month following the last scheduled payment on any Mortgage Loan.

      (l)   Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information
Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of
Collateralized Debt Obligations" for the Trust Fund.

      (m)   Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by any
REMIC pursuant to Article IX of this Agreement or (ii) a purchase of Mortgage
Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the
Certificate Account for gain, or accept any contributions to any REMIC after the
Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any REMIC created hereunder as a REMIC or (b) unless the Master
Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

      Section 10.02. Master Servicer, REMIC Administrator and Trustee
                     Indemnification.

      (a)   The Trustee agrees to indemnify the Trust Fund, the Depositor, the
REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the
Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the
Trustee's covenants set forth in Article VIII or this

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Article X. In the event that Residential Funding is no longer the Master
Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

      (b)   The REMIC Administrator agrees to indemnify the Trust Fund, the
Depositor, the Master Servicer and the Trustee for any taxes and costs
(including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer or the Trustee,
as a result of a breach of the REMIC Administrator's covenants set forth in this
Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax
Returns prepared by the REMIC Administrator that contain errors or omissions;
provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC
Administrator by the Master Servicer in which case Section 10.02(c) will apply.

      (c)   The Master Servicer agrees to indemnify the Trust Fund, the
Depositor, the REMIC Administrator and the Trustee for any taxes and costs
(including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the REMIC Administrator or the
Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC
Provisions, including without limitation, any penalties arising from the
Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      Section 11.01. Amendment.

      (a)   This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

            (i)     to cure any ambiguity,

            (ii)    to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

            (iii)   to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of any REMIC created hereunder as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of
      Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

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            (iv)    to change the timing and/or nature of deposits into the
      Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the
      Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an
      Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such
      Certificates as of the Closing Date, as evidenced by a letter from each
      Rating Agency to such effect,

            (v)     to modify, eliminate or add to the provisions of Section
      5.02(f) or any other provision hereof restricting transfer of the Class R
      Certificates by virtue of their being the "residual interests" in the
      Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of
      Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the
      Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,
      or

            (vi)    to make any other provisions with respect to matters or
      questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this
      Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any
      Certificateholder.

      (b)   This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Trustee and the Holders
of Certificates evidencing in the aggregate not less than 66% of the Percentage
Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the
Holders of Certificates of such Class; provided, however, that no such amendment shall:

            (i)     reduce in any manner the amount of, or delay the timing
      of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

            (ii)    adversely affect in any material respect the interest of
      the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of
      Certificates of such Class evidencing, as to such Class, Percentage
      Interests aggregating not less than 66%, or

                                       128

            (iii)   reduce the aforesaid percentage of Certificates of any
      Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

      (c)   Notwithstanding any contrary provision of this Agreement, the
Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment is permitted under this
Agreement and that such amendment or the exercise of any power granted to the
Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any
Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this Agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

      (d)   Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each
Certificateholder. It shall not be necessary for the consent of
Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

      (e)   The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all
Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in any REMIC.
To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of such REMIC, (ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by such REMIC to any such reserve fund shall be treated as amounts distributed by such REMIC to the Depositor or any successor, all within the meaning of Treasury regulations
Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the
Depositor and such related insurer but without the consent of any
Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the
Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC

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created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Depositor elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance
Corporation, the Depositor may elect that the text of such amendment to this
Agreement shall be substantially in the form attached hereto as Exhibit L (in which case Residential Funding's Subordinate Certificate Loss Obligation as
described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit M, with such changes as the Depositor shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

      In addition to the foregoing, any amendment to Section 4.08 of this
Agreement shall require the consent of the Limited Repurchase Right Holder as a third party beneficiary

      Section 11.02. Recordation of Agreement; Counterparts.

      (a)   To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the
Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Holders of Certificates entitled to at least 25% of the Voting
Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

      (b)   For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 11.03. Limitation on Rights of Certificateholders.

      (a)   The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such
Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the
Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

      (b)   No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      (c)   No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with

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respect to this Agreement, unless such Holder previously shall have given to the
Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage
Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the
Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such
Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be.
For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 11.04. Governing Law.

      This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflict of laws principles thereof, other than
Sections 5-1401 and 5-1402 of the New York General Obligations Law.

      Section 11.05. Notices.

      All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400
Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention:
President (RAMP), or such other address as may hereafter be furnished to the
Master Servicer and the Trustee in writing by the Depositor; (b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120,
Attention: Bond Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing;
(c) in the case of the Trustee, 4 New York Plaza, 6th Floor, New York, New York
10004, Attention: Worldwide Securities Services / Global Debt, Attention:
Residential Asset Mortgage Products Inc. Series 2005-SP2 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee; (d) in the case of Standard & Poor's, 55 Water Street,
New York, New York 10041 Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Depositor, Trustee and Master Servicer by
Standard & Poor's; (e) in the case of Moody's, 99 Church Street, New York, New
York 10007, Attention: ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in
writing by Moody's; and (f) in the case of Fitch, One State Street

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Plaza, New York, New York 10004, Attention: ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Fitch. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the
Certificateholder receives such notice.

      Section 11.06. Notices to Rating Agencies.

      The Depositor, the Master Servicer or the Trustee, as applicable, (a)
shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below, (b)
shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clause (a), (b), (c)(1), (g)(1) or (i) below, or (c) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

      (a)   a material change or amendment to this Agreement,

      (b)   the occurrence of an Event of Default,

      (c)   (1) the termination or appointment of a successor Master Servicer or
(2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

      (d)   the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under 152 any such instrument,

      (e)   the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

      (f)   the statements required to be delivered pursuant to Sections 3.18 and 3.19,

      (g)   (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

      (h)   the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

      (i)   the occurrence of the Final Distribution Date and

      (j)   the repurchase of or substitution for any Mortgage Loan,

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provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

      Section 11.07. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this
Agreement or of the Certificates or the rights of the Holders thereof.

      Section 11.08. Supplemental Provisions for Resecuritization.

      (a)   This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the
"Resecuritized Certificates"), the Depositor may deposit such Resecuritized
Certificates into a new REMIC, grantor trust or custodial arrangement (a
"Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental
Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the Master Servicer and the Trustee; provided, that neither the
Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an
"amendment" of this Agreement. Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the
Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the
Supplemental Article will not endanger the status of any REMIC created hereunder as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section
860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in
Section 860G(d) of the Code.

      Section 11.09. [Reserved].

      Section 11.10. Third Party Beneficiaries.

      The Limited Repurchase Right Holder is an express third-party beneficiary of Section 4.08 of this Agreement, and shall have the right to enforce the related provisions of Section 4.08 of this Agreement as if it were a party hereto.

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                                   ARTICLE XII
                          COMPLIANCE WITH REGULATION AB

      Section 12.01. Intent of Parties; Reasonableness.

            The Depositor, the Trustee and the Master Servicer acknowledge and agree that the purpose of this Article XII is to facilitate compliance by the
Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. The Depositor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the
Securities Act and the Exchange Act. Each of the Master Servicer and the Trustee
acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the
Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of
Regulation AB. Each of the Master Servicer and the Trustee shall cooperate reasonably with the Depositor to deliver to the Depositor (including any of its assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

      Section 12.02. Additional Representations and Warranties of the Trustee.

            (a)   The Trustee shall be deemed to represent to the Depositor as of the date hereof and on each date on which information is provided to the
Depositor under Sections 12.01, 12.02(b) or 12.03 that, except as disclosed in writing to the Depositor prior to such date: (i) it is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other Securitization Transaction due to any default of the Trustee; (ii) there are no aspects of its financial condition that could have a material adverse effect on the performance by it of its trustee obligations under this Agreement; (iii) there are no material legal or governmental proceedings pending (or known to be contemplated) against it that would be material to Certificateholders; (iv) there are no relationships or transactions (as described in Item 1119(b) of Regulation AB) relating to the
Trustee with respect to the Depositor or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as each of such terms are used in Regulation
AB) relating to the Securitization Transaction contemplated by the Agreement, as identified by the Depositor to the Trustee in writing as of the Closing Date
(each, a "Transaction Party") that are outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the Securitization Transaction, and that are material to the investors' understanding of the Certificates; and (v) the
Trustee is not an affiliate of any Transaction Party (as contemplated by Item
1119(a) of Regulation AB). The Depositor shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

            (b)   If so requested by the Depositor on any date following the
Closing Date, the Trustee shall, within five Business Days following such request, confirm in writing the

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accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide the pertinent facts, in writing, to the
Depositor. Any such request from the Depositor shall not be given more than once each calendar quarter, unless the Depositor shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

      Section 12.03. Information to be Provided by the Trustee.

            For so long as the Depositor is subject to Exchange Act reporting requirements with respect to the Trust Fund, for the purpose of satisfying the
Depositor's reporting obligation under the Exchange Act with respect to any class of Certificates, the Trustee shall provide to the Depositor a written description of (a) any litigation or governmental proceedings pending against the Trustee as of the last day of each calendar month that would be material to
Certificateholders, and (b) any affiliations or relationships (as described in
Item 1119 of Regulation AB) that develop following the Closing Date between the
Trustee and any Transaction Party of the type described in Section 12.02(a)(iv)
or 12.02(a)(v) as of the last day of each calendar year. Any descriptions required with respect to legal proceedings, as well as updates to previously provided descriptions, under this Section 12.03 shall be given no later than five Business Days prior to the Determination Date following the month in which the relevant event occurs, and any notices and descriptions required with respect to affiliations, as well as updates to previously provided descriptions, under this Section 12.03 shall be given no later than January 31 of the calendar year following the year in which the relevant event occurs. As of the related
Distribution Date with respect to each Report on Form 10-D with respect to the
Certificates filed by or on behalf of the Depositor, and as of March 15 preceding the date each Report on Form 10-K with respect to the Certificates is filed, the Trustee will be deemed to represent that any information previously provided by the Trustee under this Article XII is materially correct and does not have any material omissions unless the Trustee has provided an update to such information. The Depositor will allow the Trustee to review any disclosure relating to material litigation against the Trustee prior to filing such disclosure with the Commission to the extent the Depositor changes the information provided by the Trustee.

      Section 12.04. Report on Assessment of Compliance and Attestation.

            On or before March 15 of each calendar year, for so long as the
Depositor is subject to Exchange Act reporting requirements with respect to the
Trust Fund, the Trustee shall:

      (a)   deliver to the Depositor a report (in form and substance reasonably satisfactory to the Depositor) regarding the Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of
Regulation AB. Such report shall be signed by an authorized officer of the
Trustee, and shall address each of the Servicing Criteria specified on Exhibit V hereto; and

      (b)   deliver to the Depositor a report of a registered public accounting firm satisfying the requirements of Rule 2-01 of Regulation S-X under the
Securities Act and the Exchange Act that attests to, and reports on, the assessment of compliance made by the Trustee and delivered

                                       135

pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

      Section 12.05. Indemnification; Remedies.

      (a)   The Trustee shall indemnify the Depositor, each affiliate of the
Depositor, the Master Servicer and each affiliate of the Master Servicer, and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i)(A)  any untrue statement of a material fact contained or alleged to be contained in any information, report, certification or other material provided under this Article XII (other than the attestation delivered under Section 12.04(b)) by the Trustee (collectively, the "Trustee
Information"), or (B) the omission or alleged omission to state in the Trustee
Information a material fact required to be stated in the Trustee Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

                  (ii)    any failure by the Trustee to deliver any information,
report, certification, or other material when and as required under this Article
XII, other than a failure by the Trustee to deliver an accountants' attestation under Section 12.04(b);

provided, however, that in no event will the Trustee be liable for any consequential, indirect or punitive damages pursuant to this Section 12.05(a), even if advised of the possibility of such damages.

      (b)   In the case of any failure of performance described in clause (ii)
of Section 12.05(a), the Trustee shall (i) promptly reimburse the Depositor for all costs reasonably incurred by the Depositor in order to obtain the information, report, certification, accountants' attestation or other material not delivered as required by the Trustee and (ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

      (c)   The Depositor and the Master Servicer shall indemnify the Trustee, each affiliate of the Trustee or each Person who controls the Trustee (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
Act); and the respective present and former directors, officers, employees and agents of the Trustee, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any untrue statement of a material fact contained or alleged to be contained in any information provided under this Agreement by or on behalf of the Depositor or Master Servicer for inclusion in any report filed with Commission under the Exchange Act
(collectively, the "RFC Information"), or (ii) the omission or alleged omission to state in the RFC Information a material fact required to be stated in the RFC
Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that in no event will the Depositor or the Master

                                       136

Servicer be liable for any consequential, indirect or punitive damages pursuant to this Section 12.05(c), even if advised of the possibility of such damages.

                                       137

      IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee
have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

[Seal]                                  RESIDENTIAL ASSET MORTGAGE
                                        PRODUCTS, INC.

Attest:____________________________     By:  ___________________________________
       Name:  Joseph Orning                  Name:  Benita Bjorgo
       Title: Vice President                 Title: Vice President

[Seal]                                  RESIDENTIAL FUNDING CORPORATION

Attest:____________________________     By:  ___________________________________
       Name:  Benita Bjorgo                  Name:  Joseph Orning
       Title: Associate                      Title: Associate

[Seal]                                  JPMORGAN CHASE BANK, N.A. as Trustee

Attest:____________________________     By:  ___________________________________
       Name:                                 Name:
       Title:                                Title:

                                               Pooling and Servicing Agreement
                                                          RAAC Series 2006-SP1

STATE OF MINNESOTA     )
                       ) ss.:
COUNTY OF HENNEPIN     )

            On the _____ day of March, 2006 before me, a notary public in and for said State, personally appeared Benita Bjorgo, known to me to be a Vice
President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public

                                        ________________________________________

[Notarial Seal]

STATE OF MINNESOTA     )
                       ) ss.:
COUNTY OF HENNEPIN     )

            On the _________ day of March, 2006 before me, a notary public in and for said State, personally appeared Joseph Orning, known to me to be an
Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public

                                        ________________________________________

[Notarial Seal]

                                       A-2

STATE OF TEXAS         )
                       ) ss.:
COUNTY OF HARRIS       )

            On the _____ day of March, 2006 before me, a notary public in and for said State, personally appeared _________________________, known to me to be a __________________________ of JPMorgan Chase Bank, N.A., a banking association organized under the laws of the United States, that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public

                                        ________________________________________

[Notarial Seal]

                                       A-3

                           FORM OF CLASS A CERTIFICATE

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO
CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      ANY TRANSFEREE OF A CLASS A CERTIFICATE NOT RATED AT LEAST "AA-" (OR ITS
EQUIVALENT) BY STANDARD & POOR'S, MOODY'S OR FITCH AT THE TIME OF PURCHASE WILL
BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF SUCH
CERTIFICATE (OR ANY INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN
EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION
PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED
("ERISA"), OR SECTION 4975 OF THE CODE (EACH, AN "ERISA PLAN"), OR ANY PERSON
(INCLUDING, WITHOUT LIMITATION, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A
TRUSTEE OF ANY ERISA PLAN) WHO IS USING "PLAN ASSETS," WITHIN THE MEANING OF THE
U.S. DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. SS. 2510.3-101, OF
ANY ERISA PLAN (EACH, AN "ERISA PLAN INVESTOR") TO EFFECT SUCH ACQUISITION, OR
(B)(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO
PURCHASE OR HOLD THE CERTIFICATE (OR ANY INTEREST HEREIN) IS AN "INSURANCE
COMPANY GENERAL ACCOUNT" (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED
TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH
IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT
SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

      IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN
VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING
TRANSFEREE THAT EITHER (A) IS NOT AN ERISA PLAN OR AN ERISA PLAN INVESTOR, OR
(B) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED
BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE
TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO

                                       A-4

LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH
PRECEDING TRANSFEREE.

      ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS
CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE
RESTRICTIONS IN SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, ANY
SUBSERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL
LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF
SUCH ACQUISITION OR HOLDING.

Certificate No. [____]                  [____]% Adjustable Pass-Through Rate

Class [A-___] Senior                    Percentage Interest: ____%

Date of Pooling and Servicing           Aggregate Initial Certificate Principal
Agreement and Cut-off Date:             Balance of the Class [A-___]
February 1, 2006                        Certificates: $________

First Distribution Date:                Initial Certificate Principal Balance of
March 27, 2006                          this Certificate:
                                        $[______________]

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:        CUSIP
September 25, 2045                      [______________]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                              RAAC SERIES 2006-SP1

      evidencing a percentage interest in the distributions allocable to the
      Class [A-___] Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family first and second lien seasoned mortgage loans formed and sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS,
      INC.

      This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage
Products, Inc., the Master Servicer, the Trustee referred to below or GMAC
Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the
Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of

                                       A-5

the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that _____________ is the registered owner of the
Percentage Interest evidenced by this Certificate (obtained by dividing the
Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class A Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family first and second lien seasoned mortgage loans (the "Mortgage Loans"), sold by Residential
Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust
Fund was created pursuant to a Pooling and Servicing Agreement dated as of
February 1, 2006 (the "Pooling and Servicing Agreement" or the "Agreement")
among the Depositor, the Master Servicer and JPMorgan Chase Bank, N.A., as
trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the
Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the
25th day of each month or, if such 25th day is not a Business Day, the Business
Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related
Available Distribution Amount in an amount equal to the product of the
Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-__Certificates on such Distribution Date.

      Distributions on this Certificate will be made either by the Master
Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the
Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the
Master Servicer or such Paying Agent, or by check mailed to the address of the
Person entitled thereto, as such name and address shall appear on the
Certificate Register.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

      As described above, any transferee of a Class A Certificate not rated at least "AA-" (or its equivalent) by Standard & Poor's, Moody's or Fitch at the time of purchase will be deemed to have represented by virtue of its purchase or holding of such Certificate (or any interest herein)

                                       A-6

that either (a) such transferee is not an ERISA Plan or an ERISA Plan Investor, or (b) the transferee is a Complying Insurance Company. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or any interest herein) was effected in violation of the restrictions in Section
5.02(e) of the Agreement shall indemnify and hold harmless the Depositor, the
Trustee, the Master Servicer, any Subservicer, any Underwriter and the Trust
Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates
of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

      As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the
Certificateholders under the Agreement at any time by the Depositor, the Master
Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the
Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage
Interest will be issued to the designated transferee or transferees.

                                       A-7

      The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principals thereof, other than Sections 5-1401 and 5-1402 of the New York General
Obligations Law.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to
Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master
Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage
Loan or (ii) purchase in whole, but not in part, all of the Class A and Class M
Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

      Unless the certificate of authentication hereon has been executed by the
Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                       A-8

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: March ____, 2006                 JPMORGAN CHASE BANK, N.A.
                                        as Trustee

                                        By:_____________________________________
                                        Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                        JPMORGAN CHASE BANK, N.A.,

                                        as Certificate Registrar

                                        By:_____________________________________

                                        Authorized Signatory

                                       A-9

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage
Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the
Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such
Certificate to the following address:

Dated:_____________________             ________________________________________
                                        Signature by or on behalf of assignor

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________
account number ______________, or, if mailed by check, to
____________________________. Applicable statements should be mailed to
______________________.

      This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                      A-10

                                    EXHIBIT B

                          FORM OF CLASS M CERTIFICATES

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR
CERTIFICATES [AND THE CLASS M-[ ] CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS
DEFINED BELOW).

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO
CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      ANY TRANSFEREE OF A CLASS M CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED
BY VIRTUE OF ITS PURCHASE OR HOLDING OF SUCH CERTIFICATE (OR ANY INTEREST
HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER
PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE
(EACH, AN "ERISA PLAN"), OR ANY PERSON (INCLUDING, WITHOUT LIMITATION, AN
INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY ERISA PLAN) WHO IS
USING "PLAN ASSETS," WITHIN THE MEANING OF THE U.S. DEPARTMENT OF LABOR
REGULATION PROMULGATED AT 29 C.F.R. SS. 2510.3-101, OF ANY ERISA PLAN (EACH, AN
"ERISA PLAN INVESTOR") TO EFFECT SUCH ACQUISITION, OR (B)(I) THE TRANSFEREE IS
AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THE
CERTIFICATE (OR ANY INTEREST HEREIN) IS AN "INSURANCE COMPANY GENERAL ACCOUNT"
(AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION
("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF
PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A
"COMPLYING INSURANCE COMPANY").

      IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN
VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE

                                       B-1

LAST PRECEDING TRANSFEREE THAT EITHER (A) IS NOT AN ERISA PLAN OR AN ERISA PLAN
INVESTOR, OR (B) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE
EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER
THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE
TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON
THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

      ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS
CERTIFICATE (OR ANY INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE
RESTRICTIONS IN SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, ANY
SUBSERVICER, ANY UNDERWRITER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL
LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF
SUCH ACQUISITION OR HOLDING.

Certificate No. [____]                  Adjustable Pass-Through Rate

Class M-___ Mezzanine

Date of Pooling and Servicing           Aggregate Certificate Principal Balance
Agreement and Cut-off Date:             of the Class M-__ Certificates:
February 1, 2006                        $_______________

First Distribution Date:                Initial Certificate Principal Balance of
March 27, 2006                          this  Certificate:
                                        $[______________]

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:        CUSIP
September 25,2045                       [______________]

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                              RAAC SERIES 2006-SP1

                 evidencing a percentage interest in any distributions
                 allocable to the Class M-___ Certificates with
                 respect to the Trust Fund consisting primarily of a
                 pool of one- to four-family first and second lien
                 seasoned mortgage loans sold by RESIDENTIAL ASSET
                 MORTGAGE PRODUCTS, INC.

                                       B-2

      This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage
Products, Inc., the Master Servicer, the Trustee referred to below or GMAC
Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the
Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group,
Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the
Certificates.

      This certifies that _______________ is the registered owner of the
Percentage Interest evidenced by this Certificate (obtained by dividing the
Certificate Principal Balance of this Certificate by the aggregate Certificate
Principal Balance of all Class M-___ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of one- to four-family first and second lien seasoned mortgage loans (the
"Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc.
(hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a
Pooling and Servicing Agreement dated as of February 1, 2006, (the "Pooling and
Servicing Agreement" or the "Agreement") among the Depositor, the Master
Servicer and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the
25th day of each month or, if such 25th day is not a Business Day, the Business
Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related
Available Distribution Amount in an amount equal to the product of the
Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-___
Certificates on such Distribution Date.

      Distributions on this Certificate will be made either by the Master
Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the
Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the
Master Servicer or such Paying Agent, or by check mailed to the address of the
Person entitled thereto, as such name and address shall appear on the
Certificate Register.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State

                                       B-3

of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

      As described above, any transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or any interest herein) that either (a) such transferee is not an ERISA Plan or an
ERISA Plan Investor, or (b) the transferee is a Complying Insurance Company. In addition, any purported Certificate Owner whose acquisition or holding of this
Certificate (or any interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, any
Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates
of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the
Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

      As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the
Certificateholders under the Agreement at any time by the Depositor, the Master
Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this

                                       B-4

Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof, other than Sections 5-1401 and 5-1402 of the New York General
Obligations Law.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to
Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master
Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage
Loan or (ii) purchase in whole, but not in part, all of the Class A and Class M
Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

                                       B-5

      Unless the certificate of authentication hereon has been executed by the
Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                       B-6

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: March __, 2006                   JPMORGAN CHASE BANK, N.A.
                                        as Trustee

                                        By:_____________________________________
                                        Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Certificates referred to in the within-mentioned
Agreement.

                                        JPMORGAN CHASE BANK, N.A.
                                        as Certificate Registrar

                                        By:_____________________________________
                                        Authorized Signatory

                                       B-7

                                    ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage
Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the
Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such
Certificate to the following address:

Dated:                                  ________________________________________
                                        Signature by or on behalf of assignor

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________
account number ______________, or, if mailed by check, to
____________________________. Applicable statements should be mailed to________________.

      This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                       B-8

                                    EXHIBIT C

                                   [Reserved]

                                       C-9

                                    EXHIBIT D

                          FORM OF CLASS SB CERTIFICATE

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A
CERTIFICATES AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED
HEREIN).

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986.

      THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY
NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND
LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM
REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING
AGREEMENT (THE "AGREEMENT").

      NO TRANSFER OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) MAY BE MADE TO
ANY PERSON, UNLESS THE TRANSFEREE PROVIDES THE TRUSTEE, THE DEPOSITOR AND THE
MASTER SERVICER WITH EITHER (A) A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF
THE AGREEMENT OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND
SUBSTANCE SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE TO
THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS PERMISSIBLE
UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF
1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE
PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) AND WILL NOT SUBJECT THE MASTER
SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY (INCLUDING
OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION
TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN
EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

                                       D-1

Certificate No. [___]

Class SB Subordinate

Date of Pooling and Servicing           Percentage Interest: [___]%
Agreement and Cut-off Date:
February 1, 2006

First Distribution Date:                Aggregate Initial Certificate Principal
March 27, 2006                          Balance of the Class SB Certificate:
                                        $[_________]

Master Servicer:                        Initial Certificate Principal Balance of
Residential Funding Corporation         this Certificate: $[__________]

Assumed Final Distribution Date:        CUSIP: [_____________]
September 25, 2045

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                              RAAC SERIES 2006-SP1

                 evidencing a percentage interest in any distributions
                 allocable to the Class SB Certificates with respect
                 to the Trust Fund consisting primarily of a pool of
                 one- to four-family first and second lien seasoned
                 mortgage loans sold by RESIDENTIAL ASSET MORTGAGE
                 PRODUCTS, INC.

      This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage
Products, Inc., the Master Servicer, the Trustee referred to below, GMAC
Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the
Master Servicer, the Trustee, GMAC Mortgage Group, Inc. or any of their affiliates.  None of Residential Asset Mortgage Products, Inc., the Master
Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that [_______________] is the registered owner of the
Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one-
to four-family first and second lien seasoned mortgage loans (the "Mortgage
Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and
Servicing Agreement dated as specified above (the "Agreement") among the
Depositor, the Master Servicer and JPMorgan

                                       D-2

Chase Bank, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the
Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such
Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the
25th day of each month or, if such 25th day is not a Business Day, the Business
Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related
Available Distribution Amount in an amount equal to the product of the
Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class SB
Certificates on such Distribution Date.

      Distributions on this Certificate will be made either by the Master
Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the
Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the
Master Servicer or such Paying Agent, or by check mailed to the address of the
Person entitled thereto, as such name and address shall appear on the
Certificate Register.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Notional
Amount of this Class SB Certificate as of any date of determination will be calculated as described in the Agreement. The Notional Amount hereof will be reduced by interest shortfalls on the Mortgage Loans including any Prepayment
Interest Shortfalls not covered by Eligible Master Servicing Compensation or
Excess Cash Flow, and the interest portion of any Realized Losses incurred in respect thereof. This Class SB Certificate will accrue interest at the
Pass-Through Rate on the Notional Amount as indicated in the definition of
Accrued Certificate Interest in the Agreement. This Class SB Certificate will not accrue interest on its Certificate Principal Balance.

      No transfer of this Class SB Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the
Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor)
from or is being made pursuant to the registration requirements of the
Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate

                                       D-3

Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

      As described above, no transfer of this Certificate (or any interest herein) shall be made unless the transferee provides the Trustee, the Depositor and the Master Servicer with either (a) a certification pursuant to Section
5.02(e) of the Agreement stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or
Section 4975 of the Code (each, an "ERISA Plan"), or any Person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any ERISA Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. SS. 2510.3-101, of any ERISA Plan (each, an
"ERISA Plan Investor") to effect such acquisition, or (b) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the
Depositor and the Master Servicer to the effect that the purchase and holding of this Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master
Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the
Agreement, which opinion of counsel shall not be an expense of the Trustee, the
Depositor or the Master Servicer.

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates
of the Series specified in the Agreement (herein collectively called the
"Certificates").

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to
Certificateholders.

      As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the
Certificateholders under the Agreement at any time by the Depositor, the Master
Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or

                                       D-4

not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the
Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage
Interest will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Trustee, the Certificate Registrar
and any agent of the Depositor, the Master Servicer, the Trustee or the
Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof, other than Sections 5-1401 and 5-1402 of the New York General
Obligations Law.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to
Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or its designee from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer or its designee (i) to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) subject to the terms of the Agreement, to

                                       D-5

purchase in whole, but not in part, all of the Class A and Class M Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the related Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the
Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                       D-6

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                        JPMORGAN CHASE BANK, N.A.,
                                        as Trustee

                                        By:_____________________________________
                                        Authorized Signatory

Dated: March __, 2006

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class SB Certificates referred to in the within-mentioned Agreement.

                                        JPMORGAN CHASE BANK, N.A.,
                                        as Certificate Registrar

                                        By:_____________________________________
                                        Authorized Signatory

                                       D-7

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto [print or typewrite name and address including postal zip code of assignee] a Percentage Interest evidenced by the within Mortgage Asset-Backed
Pass-Through Certificate and hereby authorize(s) the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such
Certificate to the following address:

Dated:
                                        ________________________________________
                                        Signature by or on behalf of assignor
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________ for the account of
__________________________, account number___________________________, or if mailed by check to _________________________________________.

      Applicable statements should be mailed to____________________________.

      This information is provided by __________________, the assignee named above, or________________________, as its agent.

                                       D-8

                                    EXHIBIT E

                           FORM OF CLASS R CERTIFICATE

      THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES
PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A
"RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). THIS CERTIFICATE HAS NOT BEEN AND
WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE
SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS
REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN
TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER
APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

      THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY
NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND
LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM
REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

      NO TRANSFER OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) MAY BE MADE TO
ANY PERSON, UNLESS THE TRANSFEREE PROVIDES THE TRUSTEE, THE DEPOSITOR AND THE
MASTER SERVICER WITH EITHER (A) A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF
THE AGREEMENT OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND
SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE DEPOSITOR AND THE MASTER SERVICER TO
THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS PERMISSIBLE
UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF
1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE
PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) AND WILL NOT SUBJECT THE TRUSTEE, THE
DEPOSITOR OR THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY (INCLUDING
OBLIGATIONS AND LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION
TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN
EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

                                       E-1

      ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE
ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER
SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES,
ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES,
OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN
INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO
TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT
SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL
ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C)
ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION
521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE
UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE
CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS
TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION 1381(A)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER
SECTION 775(A) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED
ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE
OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH
TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL
CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE
CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS
CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED
ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR
EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER
FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF
DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE
OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS
PARAGRAPH.

                                       E-2

Class R-[___] Residual                  Certificate No.[___]

Date of Pooling and Servicing           Aggregate Initial Certificate Principal
Agreement and Cut-off Date:             Balance of the Class R-___ Certificates:
February 1, 2006                        $[______________]

First Distribution Date:                Initial Certificate Principal Balance of
March 27, 2006                          this Certificate:
                                        $[______________]

Master Servicer:                        Percentage Interest: _____%
Residential Funding Corporation

Assumed Final Distribution Date:        CUSIP
September 25, 2045                      [______________]

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                              RAAC SERIES 2006-SP1

                 evidencing a percentage interest in any distributions
                 allocable to the Class R-__ Certificates with respect
                 to the Trust Fund consisting primarily of a pool of
                 one- to four-family first and second lien seasoned
                 mortgage loans sold by RESIDENTIAL ASSET MORTGAGE
                 PRODUCTS, INC.

      This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in Residential Asset Mortgage
Products, Inc., the Master Servicer, the Trustee referred to below or GMAC
Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the
Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group,
Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the
Certificates.

      This certifies that ___________________ is the registered owner of the
Percentage Interest evidenced by this Certificate (obtained by dividing the
Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class R-__ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of one- to four-family first and second lien seasoned mortgage loans (the "Mortgage Loans"), sold by Residential Asset
Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of

                                       E-3

February 1, 2006, (the "Pooling and Servicing Agreement" or the "Agreement")
among the Depositor, the Master Servicer and JPMorgan Chase Bank, N.A., as
trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the
Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the
25th day of each month or, if such 25th day is not a Business Day, the Business
Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available
Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any)
required to be distributed to Holders of Class R-__ Certificates on such
Distribution Date.

      Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a
United States Person and a Permitted Transferee, (ii) the transfer of any
Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a
United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the
Agreement.

      No transfer of this Class R-__ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the
Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of

                                       E-4

any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the
Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.
As described above, no transfer of this Certificate (or any interest herein)
shall be made unless the transferee provides the Trustee, the Depositor and the
Master Servicer with either (a) a certification pursuant to Section 5.02(e) of the Agreement stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (each, an "ERISA Plan"), or any Person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any ERISA Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. SS. 2510.3-101, of any ERISA Plan (each, an "ERISA Plan
Investor") to effect such acquisition, or (b) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the
Master Servicer to the effect that the purchase and holding of this Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master
Servicer.

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates
of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to
Certificateholders.

      As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the
Certificateholders under the Agreement at any time by the Depositor, the Master
Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall

                                       E-5

be conclusive and binding on such Holder and upon all future holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the
Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the
Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage
Interest will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the
Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principles thereof, other than Sections 5-1401 and 5-1402 of the New York General
Obligations Law.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to
Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or its designee from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer or its designee to (i) purchase at a price determined as

                                       E-6

provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Class A and Class M Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans.

      Unless the certificate of authentication hereon has been executed by the
Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                       E-7

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: March ___, 2006                  JPMORGAN CHASE BANK, N.A.,
                                        as Trustee

                                        By:_____________________________________
                                        Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Certificates referred to in the within-mentioned
Agreement.

                                        JPMORGAN CHASE BANK, N.A.,
                                        as Certificate Registrar

                                        By:_____________________________________
                                        Authorized Signatory

                                       E-8

                                    ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage
Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the
Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such
Certificate to the following address:

Dated:

                                        ________________________________________
                                        Signature by or on behalf of assignor

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________
account number ______________, or, if mailed by check, to
____________________________. Applicable statements should be mailed to
____________________________.

      This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                       E-9

                                    EXHIBIT F

                               CUSTODIAL AGREEMENT

                         [See Tab 5 of the closing set]

                                       F-1

                                    EXHIBIT G

                                  LOAN SCHEDULE

                               [On file with RFC]

                                       G-1

                                    EXHIBIT H

                           FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full
                                          Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

_______________________________________
Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

            Enclosed Documents:         [ ] Promissory Note

                                        [ ] Primary Insurance Policy

                                        [ ] Mortgage or Deed of Trust

                                        [ ] Assignment(s) of Mortgage or Deed of
                                            Trust

                                        [ ] Title Insurance Policy

                                        [ ] Other:

                                       H-1

____________________________________
Name

____________________________________
Title

____________________________________
Date

                                       H-2

                                   EXHIBIT I-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF               )
                       ) ss.:
COUNTY OF              )

      [NAME OF OFFICER], being first duly sworn, deposes and says:

      1.    That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series
_______, Class R[-__] (the "Owner"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

      2.    That the Owner (i) is not and will not be a "disqualified
organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal
Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R[-__] Certificates, and (iii) is acquiring the Class R[-__]
Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization"
means an electing large partnership under Section 775 of the Code, the United
States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan
Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization
(other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

      3.    That the Owner is aware (i) of the tax that would be imposed on transfers of Class R[-__] Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class
R[-__] Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R[-__] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable

                                      I-1-1

for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      4.    That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R[-__] Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

      5.    The Owner is either (i) a citizen or resident of the United States,
(ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of
Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section
7701(a)(30)(E) of the Code.

      6.    The Owner hereby agrees that it will not cause income from the Class
R[-__] Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner of another United States taxpayer.

      7.    That the Owner is aware that the Trustee will not register the transfer of any Class R[- __] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The
Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

      8.    That the Owner has reviewed the restrictions set forth on the face of the Class R[-__] Certificates and the provisions of Section 5.02(f) of the
Pooling and Servicing Agreement under which the Class R[-__] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such
Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

      9.    That the Owner consents to any additional restrictions or
arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R[-__] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

      10.   The Owner's Taxpayer Identification Number is ________________.

      11.   This affidavit and agreement relates only to the Class R[-__]
Certificates held by the Owner and not to any other holder of the Class R[-__]
Certificates. The Owner understands that the liabilities described herein relate only to the Class R[-__] Certificates.

                                      I-1-2

      12.   That no purpose of the Owner relating to the transfer of any of the
Class R[-__] Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

      13.   That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the
Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R[-__]
Certificate that the Owner intends to pay taxes associated with holding such
Class R[- __] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R[-__]
Certificate.

      14.   That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the
Class R[-__] Certificates remain outstanding.

      15.   (a) The Owner is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income
Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal
Revenue Code of 1986, as amended (the "Code") (each, an "ERISA Plan"), or any person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any
ERISA Plan) who is using "plan assets", within the meaning of the U.S.
Department of Labor regulation promulgated at 29 C.F.R. SS. 2510.3-101, of any
ERISA Plan (each, an "ERISA Plan Investor") to effect such acquisition; or

      (b) The Owner has provided the Trustee, the Depositor and the Master
Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase and holding of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

                                      I-1-3

      In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the
Purchaser will not transfer such Certificates to any transferee unless either such transferee meets the requirements set forth in either (a) or (b) above.

      Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

                                      I-1-4

      IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its
[Assistant] Secretary, this _______ day of _______________________, 200____.

                                        [NAME OF OWNER]

                                        By:_____________________________________
                                        [Name of Officer]
                                        [Title of Officer]

[Corporate Seal]

ATTEST:

_______________________________
[Assistant] Secretary

      Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

      Subscribed and sworn before me this ____ day of _____________, 200 ___.

                                        ________________________________________
                                        NOTARY PUBLIC

                                        COUNTY OF_______________________________

                                        STATE OF________________________________

                                        My Commission expires the _____ day of
                                        ___________________, 20____ .

                                      I-1-5

                                    EXHIBIT 1

                           DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

      SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES:  Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a
toll-free number).

                           SUPPLEMENTARY INFORMATION:

      Paperwork Reduction Act

      The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of
Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number
1545-1675.

      The collection of information in this regulation is in Sec. 1.860E -
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

      Comments on the collection of information should be sent to the Office of
Management and Budget, Attn: Desk Officer for the Department of the Treasury,
Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer,
W:CAR:MP:FP:S, Washington, DC 20224. Comments on

                                      I-1-6

the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:

      Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility; The accuracy of the estimated burden associated with the collection of information (see below);

      How the quality, utility, and clarity of the information to be collected may be enhanced;

      How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and

      Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

      An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.

      The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

      Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

                                   BACKGROUND

      This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic
REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

      Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

      Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation

                                      I-1-7

requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

      The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65
FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the
REMIC generates losses.

      In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335)
to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest. Rev. Proc.
2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b)
of the Code.

      The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S.
taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the

                                      I-1-8

noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

      Section 1.860E -1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section
1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.

      Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a change from the proposed regulation and Rev. Proc. 2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d)
compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev.
Proc. 2001-12 for transfers occurring before August 19, 2002.

Effect on Other Documents

      Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

      It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility
Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action

                                      I-1-9

as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

      The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

      Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

      Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

      Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1-INCOME TAXES

      Paragraph 1. The authority citation for part 1 continues to read in part as follows:

      Authority: 26 U.S.C. 7805 * * *

                                     I-1-10

                                   EXHIBIT I-2

                         FORM OF TRANSFEROR CERTIFICATE

                                                   ____________________,200__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Residential Funding Corporation Series 2006-SP1

                Re:    Mortgage Asset-Backed Pass-Through Certificates,
                       RAAC Series 2006-SP1, Class R-[   ]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
_______________________________ (the "Seller") to
_______________________________ (the "Purchaser") of $_____________ Initial
Certificate Principal Balance of Mortgage Asset-Backed Pass-Through
Certificates, RAAC Series 2006-SP1, Class R-[__] (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), dated as of February 1, 2006 among Residential Asset
Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding
Corporation, as master servicer, and JPMorgan Chase Bank, N.A., as trustee (the
"Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the
Trustee that:

                                      I-2-1

      1.    No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

      2.    The Seller understands that the Purchaser has delivered to the
Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as [Exhibit H-1]. The Seller
does not know or believe that any representation contained therein is false.

      3.    The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by
Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R
Certificate may not be respected for United States income tax purposes (and the
Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

      4.    The Seller has no actual knowledge that the proposed Purchaser is not both a United States Person and a Permitted Transferee.

                                        Very truly yours,

                                        ________________________________________
                                        (Seller)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                      I-2-2

                                    EXHIBIT J

                     FORM OF INVESTOR REPRESENTATION LETTER

                         ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, New York 10004

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention: Residential Asset Mortgage Products, Inc., RAAC Series 2006-SP1

                Re:    Mortgage Asset-Backed Pass-Through Certificates,
                       RAAC Series 2006-SP1, Class [   ]

Ladies and Gentlemen:

      _________________________ (the "Purchaser") intends to purchase from
___________________________ (the "Seller") $_____________ Initial Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, RAAC
Series 2006-SP1, Class [___] (the "Certificates"), issued pursuant to the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 2006, among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer
(the "Master Servicer"), and JPMorgan Chase Bank, N.A., as trustee (the
"Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the
Trustee and the Master Servicer that:

                                       J-1

      1.    The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

      2.    The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

      3.    The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the
Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a)
promulgated pursuant to the Act.

      4.    The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated
___________________, 20__, relating to the Certificates (b)] a copy of the
Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the
Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the
Certificates from the Seller in connection with the initial distribution of the
Certificates and was provided with a copy of the Private Placement Memorandum
(the "Memorandum") relating to the original sale (the "Original Sale") of the
Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the
Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with
(a) error or omission, or alleged error or omission, contained in the
Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

      5.    The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any
Certificate or any other similar security from any person in any manner, (c)
otherwise approach or negotiate with respect to any Certificate, any

                                       J-2

interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through
(e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

      6.    The Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that the following statements in (a) or (b) are correct:

      (a) The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security
Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code
of 1986, as amended (the "Code") (each, an "ERISA Plan"), or any person
(including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any ERISA
Plan) who is using "plan assets", within the meaning of the U.S. Department of
Labor ("DOL") regulation promulgated at 29 C.F.R. SS. 2510.3, of any ERISA Plan
(each, an "ERISA Plan Investor"), to effect such acquisition;

      (b) The Purchaser has provided the Trustee, the Depositor and the Master
Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase and holding of the Certificates is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the
Trustee, the Depositor or the Master Servicer to any obligation or liability
(including obligations or liabilities under ERISA or Section 4975 of the Code)
in addition to those undertaken in the Agreement, which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the
Purchaser will not transfer such Certificates to any transferee unless such transferee meets the requirements set forth in either [(a) or (b)] above.

                                        Very truly yours,

                                        ________________________________________
                                        (Purchaser)

                                       J-3

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                       J-4

                                    EXHIBIT K

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                   ______, 2__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Residential Asset Mortgage Products, Inc., RAAC Series 2006-SP1

                Re:    Mortgage Asset-Backed Pass-Through Certificates,
                       RAAC Series 2006-SP1, Class [   ]

Ladies and Gentlemen:

      In connection with the sale by______ (the "Seller") to_______ (the
"Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed
Pass-Through Certificates, RAAC Series 2006-SP1, Class [__] (the
"Certificates"), issued pursuant to the Pooling and Servicing Agreement (the
"Pooling and Servicing Agreement"), dated as of February 1, 2006, among
Residential Asset Mortgage Products, Inc., as seller (the "Depositor"),
Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank,
N.A., as trustee (the "Trustee"), the Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                                       K-1

      Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933
(the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The
Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        ________________________________________
                                        (Seller)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                       K-2

                                    EXHIBIT L

                   TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY

                                  ARTICLE XIII

             Subordinate Certificate Loss Coverage; Limited Guaranty

      Section 13.01. Subordinate Certificate Loss Coverage; Limited Guaranty.
(a) Subject to subsection (c) below, prior to the later of the third Business
Day prior to each Distribution Date or the related Determination Date, the
Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for
Advances or Subservicer Advances previously made, (which will not be Advances or
Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses,
Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master
Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to Section
4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class SB Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

      (b)   Subject to subsection (c) below, prior to the later of the third
Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than
Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and
Extraordinary Losses) will be allocated to the Class SB Certificates on such
Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer

                                       L-1

shall demand payment from Residential Funding of the amount of such Realized
Loss and shall distribute the same to the Class SB Certificateholders in the same manner as if such amount were to be distributed pursuant to Section
4.02(a); provided, however, that the amount of such demand in respect of any
Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class SB Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate
Principal Balances of the Class SB Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess
Bankruptcy Losses and Extraordinary Losses allocated to the Class SB
Certificates will not be covered by the Subordinate Certificate Loss Obligation.

      (c)   Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available")
shall be equal to the lesser of (X)_______ minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the
Limited Guaranty made in lieu of such payments as described below in subsection
(d) and (Y) the then outstanding Certificate Principal Balances of the Class SB
Certificates, or such lower amount as may be established pursuant to Section
13.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

                                       L-2

      (d)   The Trustee will promptly notify General Motors Acceptance
Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited
Guaranty"), executed by General Motors Acceptance Corporation, of Residential
Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the
Distribution Date for such month, with a copy to the Master Servicer.

      (e)   All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the
Certificate Account, for distribution on the Distribution Date for such month to the Class SB Certificateholders.

      (f)   The Depositor shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate
Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Depositor obtains
(subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the Master Servicer solely for the purposes of such provision)
an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding,

                                       L-3

and (ii) no such substitution shall be made unless (A) the substitute Limited
Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate
Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not
supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance
Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance
Corporation at the date of such substitution and (C) the Depositor obtains written confirmation from each nationally recognized credit rating agency that rated the Class SB Certificates at the request of the Depositor that such substitution shall not lower the rating on the Class SB Certificates below the lesser of (a) the then-current rating assigned to the Class SB Certificates by such rating agency and (b) the original rating assigned to the Class SB
Certificates by such rating agency. Any replacement of the Limited Guaranty or
Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Depositor, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate
Certificate Loss Obligation under any circumstance.

                                       L-4

      Section 13.02. Amendments Relating to the Limited Guaranty.
Notwithstanding Sections 11.01 or 13.01: (i) the provisions of this Article XIII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate
Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XIII may be amended in any manner; in each case by written instrument executed or consented to by the Depositor and Residential
Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Depositor shall also obtain a letter from each nationally recognized credit rating agency that rated the Class SB Certificates at the request of the
Depositor to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class SB Certificates below the lesser of (a)
the then-current rating assigned to the Class SB Certificates by such rating agency and (b) the original rating assigned to the Class SB Certificates by such rating agency, unless (A) the Holder of 100% of the Class SB Certificates is
Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with
Section 11.01(e) and, provided further that the Depositor obtains (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the
Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss
Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without

                                       L-5

limitation, any federal tax imposed on "prohibited transactions" under Section
860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a
REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                       L-6

                                    EXHIBIT M

                            FORM OF LIMITED GUARANTY

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                 Mortgage Asset-Backed Pass-Through Certificates
                              RAAC Series 2006-SP1

                                            _______, 200__

JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Residential Asset Mortgage Products, Inc., RAAC Series 2006-SP1

Ladies and Gentlemen:

      WHEREAS, Residential Funding Corporation, a Delaware corporation
("Residential Funding"), an indirect wholly-owned subsidiary of General Motors
Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 13.01 of the Pooling and Servicing
Agreement dated as of February 1, 2006, (the "Servicing Agreement"), among
Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding
and JPMorgan Chase Bank (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Asset-Backed Pass-Through
Certificates, RAAC Series 2006-SP1 (the "Certificates"); and

      WHEREAS, pursuant to Section 13.01 of the Servicing Agreement, Residential
Funding agrees to make payments to the Holders of the Class SB Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing
Agreement; and

      WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                                       M-1

      NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

      1.    Provision of Funds. (a) GMAC agrees to contribute and deposit in the
Certificate Account on behalf of Residential Funding (or otherwise provide to
Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related
Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
13.01 of the Servicing Agreement.

      (b)   The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against
Residential Funding or any other person or by any other fact or circumstance.
Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 13.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

      2.    Waiver. GMAC hereby waives any failure or delay on the part of
Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives

                                       M-2

demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

      3.    Modification, Amendment and Termination. This Limited Guaranty may
be modified, amended or terminated only by the written agreement of GMAC and the
Trustee and only if such modification, amendment or termination is permitted under Section 13.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the
Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

      4.    Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

      5.    Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York without regard to the conflict of law principles thereof, other than Sections 5 1401 and 5 1402 of the New York General
Obligations Law.

      6.    Authorization and Reliance. GMAC understands that a copy of this
Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

      7.    Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

                                       M-3

      8.    Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                                       M-4

IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                        GENERAL MOTORS ACCEPTANCE
                                        CORPORATION

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

Acknowledged by:

JPMORGAN CHASE BANK, N.A.
as Trustee

By:______________________________________

Name:____________________________________

Title:___________________________________

RESIDENTIAL FUNDING CORPORATION

By:______________________________________

Name:____________________________________

Title:___________________________________

                                       M-5

                                    EXHIBIT N

          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                           __________________,20____

Residential Asset Mortgage
Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Residential Asset Mortgage Products, Inc., RAAC Series 2006-SP1

                Re:    Mortgage Asset-Backed Pass-Through Certificates, RAAC
                Series 2006-SP1 Assignment of Mortgage Loan

Ladies and Gentlemen:

      This letter is delivered to you in connection with the assignment by
_________________ (the "Trustee") to _______________________ (the "Lender") of
_______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of
February 1, 2006, among Residential Asset Mortgage Products, Inc., as seller
(the "Depositor"), Residential Funding Corporation, as master servicer, and the
Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the
Trustee that:

      (i)     the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

      (ii)    the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

                                       N-1

      (iii)   the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

      (iv)    such assignment is at the request of the borrower under the related Mortgage Loan.

                                        Very truly yours,

                                        ________________________________________
                                        (Lender)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                       N-2

                                    EXHIBIT O

                   FORM OF RULE 144A INVESTMENT REPRESENTATION

             Description of Rule 144A Securities, including numbers:

                      ____________________________________

                      ____________________________________

                      ____________________________________

                      ____________________________________

      The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the
"Buyer").

      1.    In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the
Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A
Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule
144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the
Rule 144A Securities under the Securities Act of 1933, as amended (the "1933
Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule
144A under the 1933 Act.

                                       O-1

      2.    The Buyer warrants and represents to, and covenants with, the
Seller, the Trustee and the Master Servicer (as defined in the Pooling and
Servicing Agreement (the "Agreement"), dated as of February 1, 2006, among
Residential Funding Corporation as Master Servicer, Residential Asset Mortgage
Products, Inc. as depositor pursuant to Section 5.02 of the Agreement and
JPMorgan Chase Bank, N.A., as trustee, as follows:

            a.    The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

            b.    The Buyer considers itself a substantial, sophisticated
      institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

            c.    The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the
      Trustee or the Master Servicer.

            d.    Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A
      Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule
      144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the
      1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has

                                       O-2

      it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

            e.    The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
      2. The Buyer is aware that the sale to it is being made in reliance on
      Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii)
      pursuant to another exemption from registration under the 1933 Act.

      3.    The Buyer

            a.    is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income
      Security Act of 1974, as amended ("ERISA"), or Section 4975 of the
      Internal Revenue Code of 1986, as amended (the "Code") (each, an "ERISA
      Plan"), or any person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any ERISA Plan) who is using "plan assets", within the meaning of the U.S. Department of Labor ("DOL") regulation promulgated at
      29 C.F.R. SS. 2510.3 101, of any ERISA Plan (each, an "ERISA Plan
      Investor"), to effect such acquisition; or

                                       O-3

            b.    has provided the Trustee, the Depositor and the Master
      Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master
      Servicer to the effect that the purchase and holding of the Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section
      4975 of the Code (or comparable provisions of any subsequent provisions)
      and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under
      ERISA or Section 4975 of the Code) in addition to those undertaken in the
      Pooling and Servicing Agreement which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

      4.    This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

      IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

__________________________________      ________________________________________
Print Name of Seller                    Print Name of Buyer

By:_______________________________      By:_____________________________________

Name:_____________________________      Name:___________________________________

Title_____________________________      Title___________________________________

Taxpayer Identification No.:______      Taxpayer Identification No.:____________

                                       O-4

Date:_______________________________    Date:___________________________________

                                       O-5

                                                            ANNEX 1 TO EXHIBIT O

      QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows in connection with the Rule
144A Investment Representation to which this Certification is attached:

      1.    As indicated below, the undersigned is the President, Chief
Financial Officer, Senior Vice President or other executive officer of the
Buyer.

      2.    In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities
Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii)
the Buyer satisfies the criteria in the category marked below.

___   Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
      Section 501(c)(3) of the Internal Revenue Code.

___   Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___   Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or
      Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___   Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                                       O-6

___   Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___   State or Local Plan. The Buyer is a plan established and maintained by a
      State, its political subdivisions, or any agency or instrumentality of the
      State or its political subdivisions, for the benefit of its employees.

___   ERISA Plan. The Buyer is an employee benefit plan within the meaning of
      Title I of the Employee Retirement Income Security Act of 1974.

___   Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

___   SBIC. The Buyer is a Small Business Investment Company licensed by the
      U.S. Small Business Administration under Section 301(c) or (d) of the
      Small Business Investment Act of 1958.

___   Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

___   Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is
      not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

      3.    The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

      4.    For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the
Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the
Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

                                       O-7

      5.    The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___      ___      Will the Buyer be purchasing the Rule 144A
Yes      No       Securities only for the Buyer's own account?

      6.    If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule
144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

      7.    The Buyer will notify each of the parties to which this
certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                        ________________________________________
                                        Print Name of Buyer

                                        By:_____________________________________
                                        Name:
                                        Title:

                                        Date:___________________________________

                                       O-8

                                                            ANNEX 2 TO EXHIBIT O

      QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

      The undersigned hereby certifies as follows in connection with the Rule
144A Investment Representation to which this Certification is attached:

      1.    As indicated below, the undersigned is the President, Chief
Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a
"qualified institutional buyer" as that term is defined in Rule 144A under the
Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of
Investment Companies (as defined below), is such an officer of the Adviser.

      2.    In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii)
as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the
Buyer's Family of Investment Companies, the cost of such securities was used.

____        The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____        The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with
            Rule 144A).

      3.    The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or

                                       O-9

investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4.    The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

      5.    The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the
Buyer's own account.

      6.    The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ________________________________________
                                        Print Name of Buyer

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                 IF AN ADVISER:

                                      O-10

                                        ________________________________________
                                        Print Name of Buyer

                                        Date:___________________________________

                                      O-11

                                    EXHIBIT P

                                   [Reserved]

                                       P-1

                                    EXHIBIT Q

         FORM OF ERISA REPRESENTATION LETTER (CLASS M CERTIFICATES AND
                        RESTRICTED CLASS A CERTIFICATES)

                                           ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

JPMorgan Chase Bank, N.A.
4 New York Plaza, 6th Floor
New York, NY 10004

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Attention: Residential Funding Corporation Series 2006-SP1

                Re:    Mortgage Asset-Backed Pass-Through Certificates,
                       RAAC Series 2006-SP1, Class M-[   ]

Ladies and Gentlemen:

      _________________________ (the "Purchaser") intends to purchase from
___________________________ (the "Seller") $_____________ Initial Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, RAAC
Series 2006-SP1, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of
February 1, 2006, among Residential Asset Mortgage Products, Inc., as seller
(the "Depositor"), Residential Funding Corporation, as master servicer (the
"Master Servicer") and JPMorgan Chase Bank, N.A., as trustee (the "Trustee").
All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

                                       Q-1

      (a) the Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security
Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code
of 1986, as amended (the "Code") (each an "ERISA Plan"), or any person
(including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any ERISA
Plan) who is using "plan assets", within the meaning of the U.S. Department of
Labor ("DOL") regulation promulgated at 29 C.F.R. SS.2510.3-101, of any ERISA
Plan (each, an "ERISA Plan Investor") to effect such acquisition.

      (b) The Purchaser is an insurance company; the source of the funds used to purchase or hold the Certificates (or any interest therein) is an "insurance company general account" (as defined in DOL Prohibited Transaction Class
Exemption ("PTCE") 95-60); and the conditions set forth in Sections I and III of
PTCE 95-60 have been satisfied; or

      (c) The Purchaser has provided the Trustee, the Depositor and the Master
Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase and holding of the Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the
Trustee, the Depositor or the Master Servicer to any obligation or liability
(including obligations or liabilities under ERISA or Section 4975 of the Code)
in

                                       Q-2

      addition to those undertaken in the Pooling and Servicing Agreement which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the
Purchaser will not transfer such Certificates to any transferee unless such transferee meets the requirements set forth in either (a), (b) or (c) above.

                                        Very truly yours,

                                        ________________________________________
                                        (Purchaser)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                       Q-3

                                   EXHIBIT R-1

                         FORM OF FORM 10-K CERTIFICATION

      I, [identify the certifying individual], certify that:

      I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form
10-K of the trust (the Exchange Act periodic reports) created pursuant to the
Pooling and Servicing Agreement dated ____________ (the "Agreement") among
Residential Asset Mortgage Products, Inc., Residential Funding Corporation (the
"Master Servicer") and JPMorgan Chase Bank, N.A. (the "Trustee");

      (1)   Based on my knowledge, Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      (2)   Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

      (3)   I am responsible for reviewing the activities performed by the
Master Servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item
1123 of Regulation AB and except as disclosed in the Exchange Act periodic reports, the Master Servicer has fulfilled its obligations under the Agreement;
and

      (4)   All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of
Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                      R-1-1

                                   EXHIBIT R-2

             FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

      The undersigned, a Responsible Officer of JPMorgan Chase Bank, N.A. (the
"Trustee") certifies that:

      1.    The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing
Agreement dated as of February 1, 2006 (the "Agreement") by and among
Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding
Corporation (the "Master Servicer") and the Trustee in accordance with the standards set forth therein.

      2.    Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to Section 4.03(d) of the Agreement is accurate as of the last day of the 20___ calendar year.

      Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

      IN WITNESS THEREOF, I have duly executed this certificate as of
____________, 20____.

                                        ________________________________________

                                        Name:
                                        Title:

                                      R-2-1

                                    EXHIBIT S

    INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES
                 RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Terms (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                       S-1

                                    EXHIBIT T

                                   [Reserved]

                                       T-1

                                    EXHIBIT U

                       FORM OF YIELD MAINTENANCE AGREEMENT

                         [See Tab 6 of the closing set]

                                       T-1

                                    EXHIBIT V

          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified below as "Applicable Servicing Criteria":

--------------------------------------------------------------------------------------------
                                                                      APPLICABLE SERVICING
                                  SERVICING CRITERIA                        CRITERIA
--------------------------------------------------------------------------------------------
    REFERENCE                          CRITERIA
--------------------------------------------------------------------------------------------

                           GENERAL SERVICING CONSIDERATIONS
--------------------------------------------------------------------------------------------
                     Policies and procedures are instituted to
                     monitor any performance or other triggers and
                     events of default in accordance with the
1122(d)(1)(i)        transaction agreements.
--------------------------------------------------------------------------------------------
                     If any material servicing activities are
                     outsourced to third parties, policies and
                     procedures are instituted to monitor the
                     third party's performance and compliance with
1122(d)(1)(ii)       such servicing activities.
--------------------------------------------------------------------------------------------
                     Any requirements in the transaction
                     agreements to maintain a back-up servicer for
1122(d)(1)(iii)      the pool assets are maintained.
--------------------------------------------------------------------------------------------
                     A fidelity bond and errors and omissions
                     policy is in effect on the party
                     participating in the servicing function
                     throughout the reporting period in the amount
                     of coverage required by and otherwise in
                     accordance with the terms of the transaction
1122(d)(1)(iv)       agreements.
--------------------------------------------------------------------------------------------
                           CASH COLLECTION AND ADMINISTRATION
--------------------------------------------------------------------------------------------
                     Payments on pool assets are deposited into
                     the appropriate custodial bank accounts and
                     related bank clearing accounts no more than
                     two business days following receipt, or such     [X] (as to accounts
                     other number of days specified in the             held by Trustee)
1122(d)(2)(i)        transaction agreements.
--------------------------------------------------------------------------------------------
                     Disbursements made via wire transfer on
                     behalf of an obligor or to an investor are       [X] (as to investors
1122(d)(2)(ii)       made only by authorized personnel.                      only)
--------------------------------------------------------------------------------------------
                     Advances of funds or guarantees regarding
                     collections, cash flows or distributions, and
                     any interest or other fees charged for such
                     advances, are made, reviewed and approved as
1122(d)(2)(iii)      specified in the transaction agreements.
--------------------------------------------------------------------------------------------
                     The related accounts for the transaction,
                     such as cash reserve accounts or accounts
                     established as a form of
                     overcollateralization, are separately            [X] (as to accounts
                     maintained (e.g., with respect to commingling     held by Trustee)
                     of cash) as set forth in the transaction
1122(d)(2)(iv)       agreements.
--------------------------------------------------------------------------------------------
                     Each custodial account is maintained at a
                     federally insured depository institution as
                     set forth in the transaction agreements. For
                     purposes of this criterion, "federally
                     insured depository institution" with respect
                     to a foreign financial institution means a
                     foreign financial institution that meets the
                     requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)        Securities Exchange Act.
--------------------------------------------------------------------------------------------
                     Unissued checks are safeguarded so as to
1122(d)(2)(vi)       prevent unauthorized access.
--------------------------------------------------------------------------------------------
                     Reconciliations are prepared on a monthly
                     basis for all asset-backed securities related
                     bank accounts, including custodial accounts
                     and related bank clearing accounts. These
                     reconciliations are (A) mathematically
                     accurate; (B) prepared within 30 calendar
                     days after the bank statement cutoff date, or
                     such other number of days specified in the
                     transaction agreements; (C) reviewed and
                     approved by someone other than the person who
                     prepared the reconciliation; and (D) contain
                     explanations for reconciling items. These
                     reconciling items are resolved within 90
                     calendar days of their original
                     identification, or such other number of days
1122(d)(2)(vii)      specified in the transaction agreements.
--------------------------------------------------------------------------------------------

                                       T-2

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                                                                      APPLICABLE SERVICING
                                  SERVICING CRITERIA                        CRITERIA
--------------------------------------------------------------------------------------------
    REFERENCE                          CRITERIA
--------------------------------------------------------------------------------------------

                           INVESTOR REMITTANCES AND REPORTING
--------------------------------------------------------------------------------------------
                     Reports to investors, including those to be
                     filed with the Commission, are maintained in
                     accordance with the transaction agreements
                     and applicable Commission requirements.
                     Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms
                     set forth in the transaction agreements;
                     (B) provide information calculated in
                     accordance with the terms specified in the
                     transaction agreements; (C) are filed with
                     the Commission as required by its rules and
                     regulations; and (D) agree with investors' or
                     the trustee's records as to the total unpaid
                     principal balance and number of pool assets
1122(d)(3)(i)        serviced by the servicer.
--------------------------------------------------------------------------------------------
                     Amounts due to investors are allocated and
                     remitted in accordance with timeframes,
                     distribution priority and other terms set
1122(d)(3)(ii)       forth in the transaction agreements.                     [X]
--------------------------------------------------------------------------------------------
                     Disbursements made to an investor are posted
                     within two business days to the servicer's
                     investor records, or such other number of                [X]
1122(d)(3)(iii)      days specified in the transaction agreements.
--------------------------------------------------------------------------------------------
                     Amounts remitted to investors per the
                     investor reports agree with cancelled checks,
                     or other form of payment, or custodial bank              [X]
1122(d)(3)(iv)       statements.
--------------------------------------------------------------------------------------------
                               POOL ASSET ADMINISTRATION
--------------------------------------------------------------------------------------------
                     Collateral or security on pool assets is
                     maintained as required by the transaction
1122(d)(4)(i)        agreements or related asset pool documents.
--------------------------------------------------------------------------------------------
                     Pool assets and related documents are
                     safeguarded as required by the transaction
1122(d)(4)(ii)       agreements
--------------------------------------------------------------------------------------------
                     Any additions, removals or substitutions to
                     the asset pool are made, reviewed and
                     approved in accordance with any conditions or
1122(d)(4)(iii)      requirements in the transaction agreements.
--------------------------------------------------------------------------------------------
                     Payments on pool assets, including any
                     payoffs, made in accordance with the related
                     pool asset documents are posted to the
                     servicer's obligor records maintained no more
                     than two business days after receipt, or such
                     other number of days specified in the
                     transaction agreements, and allocated to
                     principal, interest or other items (e.g.,
                     escrow) in accordance with the related pool
1122(d)(4)(iv)       asset documents.
--------------------------------------------------------------------------------------------
                     The servicer's records regarding the pool
                     assets agree with the servicer's records with
                     respect to an obligor's unpaid principal
1122(d)(4)(v)        balance.
--------------------------------------------------------------------------------------------
                     Changes with respect to the terms or status
                     of an obligor's pool asset  (e.g., loan
                     modifications or re-agings) are made,
                     reviewed and approved by authorized personnel
                     in accordance with the transaction agreements
1122(d)(4)(vi)       and related pool asset documents.
--------------------------------------------------------------------------------------------
                     Loss mitigation or recovery actions (e.g.,
                     forbearance plans, modifications and deeds in
                     lieu of foreclosure, foreclosures and
                     repossessions, as applicable) are initiated,
                     conducted and concluded in accordance with
                     the timeframes or other requirements
1122(d)(4)(vii)      established by the transaction agreements.
--------------------------------------------------------------------------------------------
                     Records documenting collection efforts are
                     maintained during the period a pool asset is
                     delinquent in accordance with the transaction
                     agreements. Such records are maintained on at
                     least a monthly basis, or such other period
                     specified in the transaction agreements, and
                     describe the entity's activities in
                     monitoring delinquent pool assets including,
                     for example, phone calls, letters and payment
                     rescheduling plans in cases where delinquency
                     is deemed temporary (e.g., illness or
1122(d)(4)(viii)     unemployment).
--------------------------------------------------------------------------------------------
                     Adjustments to interest rates or rates of
                     return for pool assets with variable rates
                     are computed based on the related pool asset
1122(d)(4)(ix)       documents.
--------------------------------------------------------------------------------------------

                                       T-3

--------------------------------------------------------------------------------------------
                                                                      APPLICABLE SERVICING
                                  SERVICING CRITERIA                        CRITERIA
--------------------------------------------------------------------------------------------
    REFERENCE                          CRITERIA
--------------------------------------------------------------------------------------------

                     Regarding any funds held in trust for an
                     obligor (such as escrow accounts): (A) such
                     funds are analyzed, in accordance with the
                     obligor's pool asset documents, on at least
                     an annual basis, or such other period
                     specified in the transaction agreements;
                     (B) interest on such funds is paid, or
                     credited, to obligors in accordance with
                     applicable pool asset documents and state
                     laws; and (C) such funds are returned to the
                     obligor within 30 calendar days of full
                     repayment of the related pool asset, or such
                     other number of days specified in the
1122(d)(4)(x)        transaction agreements.
--------------------------------------------------------------------------------------------
                     Payments made on behalf of an obligor (such
                     as tax or insurance payments) are made on or
                     before the related penalty or expiration
                     dates, as indicated on the appropriate bills
                     or notices for such payments, provided that
                     such support has been received by the
                     servicer at least 30 calendar days prior to
                     these dates, or such other number of days
1122(d)(4)(xi)       specified in the transaction agreements.
--------------------------------------------------------------------------------------------
                     Any late payment penalties in connection with
                     any payment to be made on behalf of an
                     obligor are paid from the servicer's funds
                     and not charged to the obligor, unless the
                     late payment was due to the obligor's error
1122(d)(4)(xii)      or omission.
--------------------------------------------------------------------------------------------
                     Disbursements made on behalf of an obligor
                     are posted within two business days to the
                     obligor's records maintained by the servicer,
                     or such other number of days specified in the
1122(d)(4)(xiii)     transaction agreements.
--------------------------------------------------------------------------------------------
                     Delinquencies, charge-offs and uncollectible
                     accounts are recognized and recorded in
1122(d)(4)(xiv)      accordance with the transaction agreements.
--------------------------------------------------------------------------------------------
                     Any external enhancement or other support,
                     identified in Item 1114(a)(1) through (3) or
                     Item 1115 of Regulation AB, is maintained as             [X]
1122(d)(4)(xv)       set forth in the transaction agreements.
--------------------------------------------------------------------------------------------

                                       T-4